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MFS[RegTM]/Sun Life Series Trust

SEMIANNUAL REPORT [bullet] June 30, 2000










Capital Appreciation Series

Emerging Growth Series

Global Growth Series

Managed Sectors Series

Massachusetts Investors Trust Series

Research Series

Total Return Series

Utilities Series

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MFS Original Research[RegTM]

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research[SM] at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.




[MFS Logo](SM)
ORIGINAL RESEARCH [MAKES A DIFFERENCE]





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           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
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Letter from the President

Dear Contract Owners,

I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. Volatility can be a good thing

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. Invest for the long term

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. Invest regularly

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy units. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the unit cost fluctuates, you end up with an average unit cost to you that is lower than the average unit price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. Diversify

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur
-----------------------------------

C. James Prieur
President of the MFS[RegTM]/Sun Life Series Trust

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

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Letter from the President -- continued

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79 - 12/31/89, '90s -- 12/31/89 - 12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Appreciation Series

For the six months ended June 30, 2000, the series provided a total return of 6.28%, which compares to a 2.98% return for the average large-cap growth portfolio tracked by Lipper Inc., an independent firm that reports performance. The series' return also compares to a - 0.42% return over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

During the period, technology continued to be our main focus. However, we significantly changed the make-up of our technology investments. We shifted out of some of the mainframe software companies that had populated the series at the beginning of 2000, such as BMC Software, Microsoft, and Compuware. We also cut back or eliminated some of our larger tech positions, including Oracle and Cisco Systems, because we felt their stock prices had reached or approached full value. Fortunately, a good deal of this selling, which significantly decreased our tech exposure, came before the market and the technology sector suffered from a serious correction in March and April. During the correction, we increased our positions in fiber-optic equipment firms Nortel Networks and Corning.

Much of our tech focus has been tied to the development of e-commerce, where a significant amount of corporate spending is turning. VeriSign, for example, acts as the custodian for online transactions, taking care of payments and validations. Nortel Networks and Corning are fiber-optic equipment firms benefiting from the explosive expansion of web communications, as more fiber capacity is needed to carry data. We also increased the series' holdings in two semiconductor manufacturers, Micron Technology and Intel because we anticipate a fairly significant upturn in personal computer (PC) sales during the second half of 2000 for two reasons. First, the holiday selling season typically is a good time of year for PC sales. Second, since we are now well beyond the Year 2000 phenomenon and the computer bug fears it spawned, we think corporate spending on computers will increase. We also anticipate continued growth in the server market, an area where Intel, in particular, has made significant inroads. With these trends in place, demand for all types of semiconductors, high-speed processors, and memory chips should outpace very tight supply to help these companies' prospects.

We also found opportunities in the utilities and communications sector. It's important to point out that our largest investments here were dedicated to companies involved with cellular communications. This segment performed much better than the sector as a whole, based on the dynamic growth of wireless voice and data communications. For example, you can now access the Internet with a cellular phone. Two of our top holdings in this area were service providers Sprint PCS and Vodafone AirTouch. We also invested in companies like Metromedia, which are developing local fiber networks in metropolitan areas.

We also added to our energy weighting, particularly in the oil services segment, including drillers like Transocean Offshore and Global Marine. In our view, these companies have hit the sweet spot of their business cycle. With oil prices up, more oil companies have sought to increase their drilling activity. A limited supply of drilling rigs means the prices for these companies' services have been driven higher.

Our financial services holdings were focused on brokerage stocks such as Merrill Lynch and Morgan Stanley Dean Witter. These companies have done well due to strong capital markets activity, and should be well positioned if interest rates start to trend downward. In the retail sector, we have found our best opportunities in supermarkets and drug stores, including Safeway, Wal-Mart, and CVS. At the same time, we have been looking to add to our health care investments in order to take advantage of the steady earnings growth that we believe pharmaceutical firms offer, and as a way to balance the series' large tech stake.

All in all, we've tended to concentrate the series more so than in the past. The market has been very choppy, with some sectors performing very well and others really struggling. Our research analysts have worked to identify global trends in industry and business, so that we can try to either capitalize on them or avoid them.

On the down side, the series' leisure investments lagged somewhat, including its cable and radio holdings. The feeling in this sector was that -- with the Olympics and the U.S. presidential election coming up -- conditions for these companies could not improve over where they are in 2000. Revenue growth for a lot of these companies hit record levels, and many investors apparently believed any economic slowdown would spell nothing but bad news. However, we've remained positive about these companies' long-term prospects. We felt their struggles were a result of purely emotional market plays, rather than any deterioration in their fundamentals. We believe, in the long run, that their continued strong fundamentals will help their stock prices rebound.

Emerging Growth Series

For the six months ended June 30, 2000, the series provided a total return of -1.66%, which compares to returns over the same period of 3.04% and -0.42%, respectively, for the series' benchmarks, the Russell 2000 Total Return Index (the Russell 2000) and the S&P 500. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

A global correction in the high-growth segments of the market in which we invest began late in the first quarter of 2000. Fueled by investor concerns over further Federal Reserve Board (Fed)

2
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Management Review and Outlook -- continued

interest rate increases, this correction in the valuations of technology, media, telecommunications, and biotechnology stocks continued into the first two months of the second quarter.

In early June, we began to see some signs that the Fed's six interest rate increases since last summer may have begun to slow the economy. Some key economic indicators, including a modest rise in unemployment, a slowing in housing starts, and lower-than-expected wage gains, gave us hope that there will be fewer or no increases going forward. We also have seen more attractive valuations in the high-growth areas of the market, and we believe we may have seen the lows in the NASDAQ Composite Index (an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System) following the correction earlier this year. While we anticipate further market volatility as investors adjust to the latest news on the economy and interest rates, we believe we may be entering a more favorable investment environment.

One of our key strategies during the period was to upgrade the portfolio by adding to our positions in those companies that we believe will emerge as the true long-term leaders in their industries, capable of generating the strongest relative earnings growth. In light of the rising interest rate environment we had earlier this year, we also reduced our positions in some of our highest valuation stocks that we felt had limited upside earnings potential, and added selectively to more defensive names such as generic drug companies and pharmaceutical companies and food and drug retailers.

We still expect to find our best investment ideas in technology, telecommunications, and health care. Particularly in an environment where interest rates stabilize or drop, these high-growth segments of the market could continue to deliver strong revenue and earnings growth.

We continue to focus on technology as our core sector because we believe tech companies offer the most attractive growth characteristics that we can identify across a range of industries. Although we have shifted our tech weightings from time to time, we are well positioned to take advantage of what we expect to be much narrower leadership than we've seen in the past. We expect to see certain core, high-quality tech companies emerge as leaders in their respective markets.

Among our tech holdings were several companies that enable e-commerce, both business to business and business to consumer. We believe the most successful will be those with the scale to meet the demands of corporations eagerly buying the latest business technologies in order to stay competitive. Our tech holdings include select Internet infrastructure and software companies such as VeriSign, in addition to semiconductor companies such as Micron Technology and Intel.

With respect to telecommunications, we have reduced our holdings in telecom service providers because of changes taking place in the industry. Most notably, the cost of doing business, particularly in terms of licensing and capital spending, is rising, thus making these companies less profitable in the long run. Our largest telecom holdings were in telecom equipment companies such as Nortel Networks, Corning, CIENA, and ADC Telecommunications.

In health care, we have targeted quality names such as the emerging pharmaceutical company, Sepracor, and companies that make equipment used in genetics research such as PE Biosystems. Among the thousands of health care companies available, we're focusing on the biotechnology and emerging pharmaceutical companies with the best intellectual property and product pipelines, both of which should help them better meet shareholder expectations. Finally, we're somewhat cautious on retail because rising interest rates tend to dampen consumer confidence and slow the pace of consumer spending.

We are in a volatile period where we need to see how much further interest rates must rise in order to cool off the economy. We remain optimistic on the long-term outlook for growth stocks, and believe the market leadership will continue to be in technology, telecommunications, and select parts of health care. Within these sectors, we are working to build positions in companies that can become leaders in their industries and deliver growth over long periods of time, thus creating value for their shareholders.

Global Growth Series

For the six months ended June 30, 2000, the series provided a total return of -0.78%, which compares to a -1.19% return for the average global portfolio tracked by Lipper Inc. The series' return also compares to returns over the same period for the series' benchmarks: -0.42% for the S&P 500; 3.04% for the Russell 2000 Total Return Index; and -2.56% for the Morgan Stanley Capital International
(MSCI) All Country World Index, an unmanaged index of developed-country and emerging market equities. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The strong gains the series enjoyed during the first quarter of 2000 due to its relatively large stake in the three industry groups that dominated the global markets, namely technology, telecommunications, and media companies, were essentially erased during the April and May selloff. Amid concerns about valuations and interest rates, some of the series' largest technology holdings experienced choppy performance. The share price of Oracle, which makes the software that has become the foundation for many Web sites, e-commerce, and corporate networks, produced a modest gain. Cisco, the leading maker of the network devices that have become the backbone of the Internet, was essentially unchanged during the period.

While many of our tech holdings, especially semiconductor manufacturers and equipment companies, such as Altera, Applied Materials, Micron Technology, and Analog Devices, performed well during the period, fueled by the growing demand for all types of chips. Holdings such as Microsoft, BMC Software, and Softbank were disappointments. The double whammy of lackluster earnings and the Justice Department's call for a breakup of Microsoft led to a lower share price. BMC Software also performed poorly after reporting disappointing earnings results. Finally, the Japanese "incubator" Softbank suffered sizable losses because the company's stock price buckled when investors grew skittish about the valuations of dot.com-related stocks. Softbank is known as an incubator because it invests in or acquires growing Internet companies and then helps nurse them along.

We committed a substantial portion of the series' assets to foreign telecommunications companies because we believe many of them have transformed themselves from old-line, slow-growth utilities into fast-growing, dynamic companies -- through their wireless, Internet service, and data transmission businesses. A good example is Canadian telecommunications equipment

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Management Review and Outlook -- continued

company Nortel Networks, which posted strong gains thanks to good growth in its fiber-optic business. In the Netherlands, KPN benefited from its big push into wireless communications with the acquisition of a German wireless operator, which transformed the companies into a pan-European provider in the process. Most of our emerging-market telecom companies also did well. China Telecom, for example, rose substantially in response to rapid subscriber growth. Some Brazilian companies -- particularly Telesp -- were winners as that country's economy rebounded and investors sought out emerging-market telecom companies that were cheaper alternatives to developed-market investments.

During the second quarter of 2000, we cut back the series' stake in tech companies a bit to lock in gains and to search for more attractive values elsewhere. We redeployed this money into a pretty eclectic group of stocks. We added U.S. retailers such as grocery store chain Safeway and drug store chain CVS, both of which enjoyed steady earnings growth. A few Japanese pharmaceutical companies, such as Chugai Pharmaceutical, also caught our attention because we felt they were trading at attractive levels compared to their U.S. counterparts. In general, this strategy aided the series' performance.

In Asia, we increasingly turned our focus toward non-bank financial services stocks. We believe the economic rebound in many Asian economies and the surge in equity trading volume have made securities firms particularly attractive. We've taken a similar approach in the United States, where we believe banks are beginning to feel the pressure of lower-cost Internet competitors. That helps to explain why we kept most of our financial services holdings in non-banks such as Merrill Lynch, whose asset management and capital markets businesses continued to do well.

Looking forward, we're encouraged by the fact that corporate earnings were quite strong during the past six months. That said, we wouldn't be surprised if the U.S. market remained volatile as investors try to decipher potentially contradictory evidence about the direction of the economy and interest rates. We're also expecting earnings gains in Europe, where we believe a number of trends seem to be setting up a favorable backdrop. Corporations just recently have begun to enjoy the benefits of restructuring and consolidation. Furthermore, we feel Europe appears to be on the verge of a meaningful and sustainable rebound. In some ways, the present situation in Europe reminds us of the situation in the United States in the early 1990s. Back then, we believed that cost cutting combined with an improving economy helped set the stage for better earnings growth. We think that a similar set of circumstances could take hold in Europe and buoy stocks there over the next several years. We're not as confident about the Japanese economy, which continues to teeter on the verge of a recession. So we plan to be very selective in Japan by using our MFS Original Research[RegTM] to seek companies that we feel can grow earnings by differentiating themselves from their competitors. Recovering emerging market economies, we believe, may also yield some attractive opportunities. But, as always, emerging markets carry unique risks, so we're likely to limit our holdings in them.

We're likely to continue our emphasis on technology, telecommunications, and media stocks as long as we feel that their fundamental growth rates remain strong and that demand for the companies' goods and services stays firm. Many companies in those sectors continue to surprise on the upside by growing at much faster-than-expected rates. Wireless subscription growth rates across the globe have accelerated much more quickly than originally forecast, while the growth in data transmission is expanding far faster and to a much greater magnitude than originally thought. Admittedly, the high valuations for some of these stocks are unprecedented. Our approach is to be very selective by choosing companies that we believe have meaningful franchises and legitimate business models that can be sustained over the long term.

Managed Sectors Series

For the six months ended June 30, 2000, the series provided a total return of -7.05%, which compares to returns over the same period of -0.42% and -1.54%, respectively, for the series' benchmarks, the S&P 500 and the Lipper Capital Appreciation Portfolio Index (the Lipper Index). The Lipper Index is an unmanaged, net asset value-weighted measure of the largest qualifying portfolios with capital appreciation as their investment objective. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

A global correction in the high-growth segments of the market in which we invest hampered our short-term performance earlier this year. Fueled by investor concerns over further Federal Reserve Board (Fed) interest rate increases, the correction in the valuations of technology, media, telecommunications, and biotechnology stocks began in the second week of March and continued through the first two months of the second quarter.

Recently, we have seen some signs that the Fed's six interest rate increases since last summer may have begun to slow the economy. Some key economic indicators in early June, including a modest rise in unemployment, a slowing in housing starts, and lower-than-expected wage gains, gave us hope that there will be fewer or no increases going forward. We also have seen more attractive valuations in the high growth areas of the market and we believe we may have seen the lows in the NASDAQ Composite Index following the correction earlier this year. While we could certainly see further market volatility as investors adjust to the latest news on the economy and interest rates, we believe we may be entering a more favorable investment environment.

During the six-month period, we upgraded the portfolio by adding to our positions in those companies that we believe will emerge as the true long-term leaders in their industries, capable of generating the strongest relative earnings growth. At the same time, in light of the rising interest rate environment we had earlier this year, we reduced our positions in some of our highest valuation stocks that we felt had limited upside earnings potential and added selectively to more defensive holdings such as generic drug and pharmaceutical companies, as well as food and drug retailers.

Our best investment ideas have continued to be in technology, telecommunications, and health care. We believe that these high-growth segments of the market could continue to deliver superior revenue and earnings growth, particularly in a low or stabilizing interest rate environment.

Technology continues to be our core sector because we believe these companies offer the most attractive growth characteristics that we can identify across a range of industries. Although we have shifted our tech weighting from time to time, we are well positioned to take advantage of what we expect to be much narrower leadership than we've seen in the past. We think that certain core, high-quality tech companies will become dominant in their respective markets. Among them, those leaders first to market with new products and services are the companies we want to own.

Many of our technology holdings are companies that enable e-commerce, both business to business and business to consumer. We believe the most successful among them will be the companies with the scale to meet the demands of corporations eagerly buying the latest business technologies in order to stay competitive. Our tech holdings also include select Internet infrastructure and software companies such as VeriSign and Check Point, in addition to semiconductor companies such as Micron Technology and Intel.

In utilities and communications, we owned a number of emerging telecom service providers last year. We reduced our holdings this year due to changes taking place in the industry. Most notably, the cost of doing business, particularly in terms of licensing and capital spending, is expected to go higher and make these companies less profitable. Our largest telecom holdings were in telecom equipment companies such as Nortel Networks, ADC Telecommunications, CIENA, and Corning.

With respect to health care, we have targeted quality names like the emerging pharmaceutical company, Sepracor, and companies that make equipment used in genetics research, like PE Biosystems. Among the thousands of health care companies available, we're focusing on the biotechnology and emerging pharmaceutical companies with the best intellectual property and product pipelines, both of which should help them better meet shareholder expectations.

Based on the positive outlook for oil and gas prices, we have added to our holdings in the energy services area. We will, however, watch the supply and demand of oil, given that the price of this commodity drives the prices of these energy stocks. Finally, we're somewhat cautious on retail because rising interest rates tend to dampen consumer confidence and slow the pace of consumer spending.

We are in a volatile period where we need to see how much further interest rates must rise in order to cool off the economy. Although we expect to see some interim volatility, for the long term, we are optimistic on growth stocks, especially in technology, telecommunications, and health care. Within these sectors, we are working to build positions in companies that can become leaders in their industries and deliver growth over long periods of time, thus creating value for their shareholders.

Massachusetts Investors Trust Series

For the six months ended June 30, 2000, the series provided a total return of 0.72%, which compares to a -1.64% return for the average large-cap value portfolio tracked by Lipper Inc. The series' return also compares to a -0.42% return over the same period for the series' benchmark, the S&P 500. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

During a difficult period for stocks, the series managed to outperform the S&P 500 primarily because we kept a close eye on valuations in the portfolio. As a result, we were underweighted in technology stocks relative to the S&P 500, which has been a big advantage in this volatile environment. At the same time, we're not simply value investors; we also try to seek out growth at the right price. Our broad stock selection expresses this philosophy and proved to be a significant contributor to performance. Our well-diversified portfolio of holdings, such as Hartford Financial Services, State Street Corp. Pharmacia, Pfizer, Safeway, and BP Amoco, are all great examples of stocks that we believe offer favorable growth opportunities at reasonable valuations and that have provided strong performance.

Early in the year, we were buying pharmaceutical stocks when most investors shunned that sector. There were several reasons why we were bullish on these stocks. First, we believe many of the issues surrounding the industry's decline in 1999 have subsided, including the threat of onerous government pricing regulation and Medicare reform. Second, many drug stocks maintained strong growth rates in 1999 and 2000, but were hurt last year by somewhat exaggerated concerns about fading product pipelines. Today, we see plenty of new products in the pipeline, and with quicker FDA approval rates, there is always the possibility that a new blockbuster drug could be right around the corner. Finally, health care and pharmaceutical stocks historically have held up well in a weakening economy. If the Federal Reserve Board's rate hikes succeed in slowing the economy, we believe traditionally stable, steady growers such as health care stocks could outperform the overall market.

We think there are a lot of opportunities and the potential for large profits in the technology sector. Some of the fastest-growing and innovative companies in the world are the ones that create new technologies. However, we recently decreased the portfolio's exposure to this sector because we could not ignore their valuations. If stock prices get too far ahead, which we felt they did in the first quarter of 2000, the stocks may tread water until the companies' growth rates can catch up. We think very few industries can grow 30% per year over the long term, but last year many technology stocks were up well over 100%, and we felt that was just too far too fast. However, while the portfolio has remained underweighted in tech versus the S&P 500, it was still the largest sector weighting in the portfolio because we continued to see great opportunities for long-term growth.

While the holdings and sector weightings of the portfolio will constantly shift depending on where we find opportunities, we think it's important to emphasize that our overall strategy remains the same. We continue to try to balance the portfolio by taking advantage of what we think are the best growth and value stocks to own at the right time. When growth stocks are in favor, our goal is to keep pace with the market, and in a value environment, our goal is to outperform.

Despite the recent selloff, some investors feel the market is still expensive. From our standpoint, however, no matter what direction the market is headed, it usually provides opportunities for investors who do their homework. While there are pockets of the market that still appear pricey, we see strong potential for the market to head higher given what we view as an environment of healthy economic growth, reasonable interest rates, and a favorable outlook for corporate earnings growth. We also have found that it's very difficult to predict what the market will do in the short term. As a result, we continue to focus on finding companies that we believe offer the best fundamental business prospects and the potential for superior long-term performance.

Research Series

For the six months ended June 30, 2000, the series provided a total return of 6.57%, which compares to a -0.42% return for its benchmark, the S&P 500. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

As we've seen during the past six months, investment trends and styles go in and out of favor with investors. Consequently, we don't spend too much time trying to determine when value or growth, small-cap or large-cap stocks will move in and out of the spotlight. Instead, we focus on finding dominant business franchises with outstanding managements driving accelerating earnings growth. It's a bottom-up approach that's based on intensive hands-on research and the best ideas of our analysts. This approach has led us to some very rewarding growth opportunities, and the series has held on to its favorable returns during the six-month period despite the weakness we've seen in the market.

Beyond performance, however, we believe there are other factors that distinguish this portfolio from its competitors. First and foremost, we believe the depth and the talent of our equity analysts are big advantages. We have more than 35 equity research analysts at MFS, all contributing their best ideas to the portfolio. As a result, there is a great deal of information sharing, starting with our in-depth balance sheet and earnings analysis. At the same time, we all spend a great deal of time on the road meeting with company managements, as well as with employees, competitors, and suppliers. We also have a lot of flexibility with the portfolio. We can look at any market capitalization, location, or industry. Overall, we lean toward the more dynamic areas of the economy by focusing on companies that we believe are at the forefront of innovation and are benefiting from their competitive advantages.

We're finding opportunities in a wide range of areas, but some industries that have recently performed well for the portfolio are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies, such as Global Marine and Transocean, have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, thus resulting in strong revenue and earnings growth at many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks, such as Hartford Financial, we held on to these companies because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in this group that has boosted the performance of these holdings. In the first quarter of 2000, we took advantage of weakness in pharmaceutical stocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Pfizer, Pharmacia, American Home Products, and Bristol-Myers Squibb. Some of these stocks have come back strongly in the second quarter, and we believe they still offer attractive growth prospects.

We've also increased the portfolio's exposure to wireless communications stocks because we see tremendous growth opportunities for these companies. A few years ago, roughly 3% of worldwide communications were handled over wireless networks. Now we have found that percentage has grown to double digits, and we believe similar growth lies ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year, and international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

Despite what we think may be a somewhat less robust environment for consumer spending, we also like companies such as CVS and Safeway because they're noncyclical. People have to buy prescriptions, household products, and groceries, regardless of the economic environment. We also happen to think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel and EMC Corp. because we see demand for their products and services accelerating, their fundamental business prospects are strong, and we ultimately believe they can maintain their leadership positions in their respective markets.

Total Return Series

For the six months ended June 30, 2000, the series provided a total return of 2.83%, which compares to a return of 1.34% for the average balanced portfolio tracked by Lipper Inc. The series' return also compares to a 4.18% return over the same period for the series' benchmark, the Lehman Brothers Government/ Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

In our opinion, what makes this portfolio different from other balanced portfolios is the fact that we remain committed to our disciplined approach to asset allocation -- unlike managers of many balanced portfolios who often take on additional risks by increasing their exposure to aggressive growth stocks. We maintain a roughly 60% equity and 40% fixed-income and cash investment mix because we believe this is what investors expect from a balanced portfolio. We believe this strategy provides the right balance of growth and income potential.

Due to a steady rise in interest rates during the past year, it has been a difficult environment for bonds. However, the portfolio's bond holdings posted positive returns during the past six months and generally added stability to the portfolio in a period marked by highly volatile equity markets. At the same time, our equity stake was bolstered by our focus on value stocks, and strong security selection in energy and insurance stocks that contributed positively to the portfolio's total return.

Among energy stocks, oil services as well as exploration and production companies provided an impressive boost to performance. These stocks -- typically very sensitive to oil and natural gas price changes -- benefited immensely from rising prices. We've anticipated this favorable business environment for some time now and it has worked very well in recent months. In the insurance sector, a few of the portfolio's holdings produced strong performance. The Dutch financial services company ING Groep agreed to buy ReliaStar Financial Corp., which caused our position in ReliaStar to nearly double. This news sparked a rally in the insurance industry, as investors began to recognize the strong fundamental business outlooks and the potential for further consolidation among insurance companies.

We also took advantage of some weakness in pharmaceutical stock prices in the early part of the year to increase our positions in high-quality companies with strong long-term track records. Stocks such as Pharmacia and Abbott Laboratories, came back strong in the second quarter, and we think they still offer attractive growth opportunities at compelling valuations.

While value stocks have rallied recently, it's difficult to predict whether this trend will continue. But our feeling is that there is still plenty of upside for more reasonably priced stocks with good fundamental growth prospects, especially if interest rates and the economic backdrop remain uncertain. We think more defensive stocks in noncyclical sectors of the economy, such as consumer nondurables and health care stocks, have the potential to outperform aggressive growth stocks in this environment.

As corporate bonds and mortgage-backed securities recovered in the first quarter of 2000, we decided to secure some profits and decrease our positions in these sectors. At the same time, we shifted some assets into U.S. Treasuries as the outlook for government securities appeared to brighten. We felt this strategy worked well, especially following the government's announced plans to buy back nearly $30 billion of longer-maturity Treasuries during the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) With corporate bonds, we also found ourselves in the right areas of the market. Our positioning in various telecommunications and media issues proved particularly beneficial.

Looking forward, while certain pockets of the market remain overvalued in our view, we are still finding some quality companies at what we think are attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to proceed with some caution given the Federal Reserve Board's determination to slow down the economy. In light of the current economic uncertainty, the market is beginning to behave as we would expect -- defensive, value-oriented stocks have been rebounding, while growth stocks have suffered. Whether this current trend will persist is difficult to determine. As a result, we believe it makes sense for investors to maintain a well-diversified portfolio.

Utilities Series

For the six months ended June 30, 2000, the series provided a total return of 3.97%, which compares to a 1.60% return during this period for the average utility portfolio tracked by Lipper Inc. The series' return also compares to a 15.33% return over the same period for the series' benchmark, the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-capitalization-weighted, total return index of all utility stocks in the S&P
500. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The market has been extremely volatile over the past six months. In the first quarter of 2000, stocks continued their incredible run, with the biggest gains coming from technology and other high-growth sectors. But almost as soon as the new year started, investors grew unsettled. We felt that part of the problem was renewed concerns about rising interest rates. Also, technology stocks had reached such high levels that we believe many investors were getting nervous that they wouldn't be able to meet their earnings forecasts. Finally, in April and May, growth stock prices declined.

However, utility stocks moved in the opposite direction of the market leaders. During the first quarter of this year, utility stocks did poorly because their earnings looked weak compared to the strength in high-growth tech names. But as the market grew increasingly bumpy, utilities started looking more attractive. Toward the end of the period, investors were moving into electric utility stocks for defensive reasons, and their stock prices moved up nicely.

Our strategy is always to own the names we have confidence in -- usually companies with good earnings growth prospects whose stock prices look reasonable. A few years ago when we had the meltdown in Asian financial markets, investors flew into electrics, again for defensive reasons. But they flew out just as quickly. That was a good lesson. Sure, it would have been nice to have a higher stake in these utilities when they started moving up. But we just don't have a lot of confidence right now that the management teams at many of these companies have the experience to run their businesses effectively in a deregulated environment. We focused exclusively on companies like Pinnacle West Capital that we think do seem to have the right skills. This is an Arizona-based company focused on its nonregulated generation business that's not only well managed but is operating in a territory with strong growth potential. We believe that combination may give the company double-digit earnings growth down the road.

AES and Calpine, two independent power producers, posted exceptionally strong gains. AES has more of an international focus, whereas Calpine has most of its power plants here in the United States. But the story is much the same. Both are capitalizing on two trends in generation -- privatization and deregulation. To be successful, we believe these companies have to run their plants efficiently and understand the markets in which they operate.

Natural gas stocks also have been been strong performers and, fortunately, a sizable focus for the series. We had built our stake in this area for a couple of reasons. First, we recognized the overall strength in natural gas demand. Our research shows that today only about 15% of existing electricity generation is natural gas based, but 95% of the new plants being built are natural gas ones. We believe the underlying demand for natural gas is going to go up. Second, many of the natural gas pipeline companies trade in natural gas and electricity. Basically, we feel they try to take advantage of price volatility by buying excess capacity at low prices and then reselling it at higher prices to companies that are running short. Finally, many natural gas pipeline companies, including Dynegy and El Paso, have been getting into the deregulated power generation business. We think they have the necessary risk management tools from their trading experience, as well as an understanding of power generation, to be very successful.

Williams, another natural gas pipeline stock and one of our largest investments, was flat for the period. It spun off 15% of its telecommunications subsidiary about a year ago. Unfortunately, the parent company's stock has moved more in line with communications stocks than with energy stocks, and telecommunications has done really badly this spring. The wireless companies and the new competitive local exchange carriers got killed during the downturn of growth investing. The story isn't much better with the service providers -- stocks such as GTE and SBC Communications sunk as investors worried about whether they could keep up in the rapidly changing telecommunications market. We held on because we believe these companies will prove they can compete.

Consolidation also has helped the portfolio. We owned El Paso and Coastal, energy-related companies that announced a merger in February. Both stocks took pretty hard hits over concerns that the deal just didn't make sense. We knew the companies well and thought the merger was a good move, especially given the fact that the combined entity would create the biggest natural gas pipeline company in the United States. We used the downturn as an opportunity to add to our position and have since seen both stocks rebound nicely. We also benefited from selling our stake in Mannesmann, a German wireless and wireline company, following its announced buyout by Vodafone AirTouch, a British-based mobile telecommunications provider.

As long as the stock market remains volatile, we think utility stocks may provide a safer haven for investors and, therefore, we believe they should do well. We feel that natural gas stocks seem to have the strongest prospects and electrics the weakest. But it is important to remember that since we buy individual stocks, not whole sectors, that's largely irrelevant to our investment strategy. We'll remain focused on utility companies that we believe can sustain or improve earnings growth.

                      -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

Because MFS[RegTM]/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                  Total Rates of Return through June 30, 2000

Capital Appreciation Series

                               6 Months       1 Year      3 Years       5 Years       10 Years
----------------------------------------------------------------------------------------------
Cumulative Total Return          +6.28%      +30.16%      +93.78%      +204.82%      +458.73%
--------------------------------------------------------------------------------------------
Average Annual Total Return        --        +30.16%      +24.67%       +24.97%       +18.77%
--------------------------------------------------------------------------------------------

Emerging Growth Series(1)

                               6 Months       1 Year      3 Years       5 Years        Life*
--------------------------------------------------------------------------------------------
Cumulative Total Return          -1.66%      +54.37%      +155.45%     +300.02%      +319.22%
--------------------------------------------------------------------------------------------
Average Annual Total Return        --        +54.37%       +36.70%       31.95%       +31.99%
--------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 1, 1995, through June 30, 2000.

Global Growth Series(2)

                               6 Months       1 Year      3 Years       5 Years        Life*
--------------------------------------------------------------------------------------------
Cumulative Total Return          -0.78%      +46.50%      +92.29%      +173.35%      +214.86%
--------------------------------------------------------------------------------------------
Average Annual Total Return        --        +46.50%      +24.35%       +22.28%       +18.92%
--------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2000.

Managed Sectors Series(3)

                               6 Months       1 Year      3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return          -7.05%      +48.82%      +114.16%     +209.83%      +485.43%
--------------------------------------------------------------------------------------------
Average Annual Total Return         --       +48.82%       +28.90%      +25.38%       +19.33%
--------------------------------------------------------------------------------------------

Massachusetts Investors Trust Series

                               6 Months      1 Year      3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return          +0.72%      +1.90%      +48.28%      +157.47%      +334.35%
--------------------------------------------------------------------------------------------
Average Annual Total Return        --        +1.90%      +14.03%       +20.82%       +15.82%
--------------------------------------------------------------------------------------------

Research Series

                               6 Months       1 Year      3 Years       5 Years        Life*
--------------------------------------------------------------------------------------------
Cumulative Total Return          +6.57%      +21.33%      +74.30%      +188.37%      +232.31%
--------------------------------------------------------------------------------------------
Average Annual Total Return        --        +21.33%      +20.35%       +23.59%       +23.71%
--------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7 1994, through June 30, 2000.

Total Return Series

                                6 Months      1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------
Cumulative Total Return          +2.83%      +0.74%      +28.50%      +82.27%      +204.65%
--------------------------------------------------------------------------------------------
Average Annual Total Return        --        +0.74%       +8.72%      +12.76%       +11.78%
--------------------------------------------------------------------------------------------

Utilities Series(3)

                                6 Months      1 Year      3 Years       5 Years        Life*
--------------------------------------------------------------------------------------------
Cumulative Total Return          +3.97%      +24.12%      +89.30%      +201.89%      +223.13%
--------------------------------------------------------------------------------------------
Average Annual Total Return        --        +24.12%      +23.70%       +24.73%       +19.39%
--------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2000.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

(1) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility. Please see the prospectus for details.

(2) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. Please see the prospectus for details.

(3) The series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

Portfolio of Investments (Unaudited) -- June 30, 2000
Capital Appreciation Series
Stocks -- 96.9%


Issuer                                                                             Shares              Value
U.S. Stocks -- 84.0%
Aerospace -- 1.3%
Boeing Co. .............................................................           663,200        $ 27,730,050
                                                                                                  ------------
Automotive -- 0.6%
Harley-Davidson, Inc. ..................................................           350,200        $ 13,482,700
                                                                                                  ------------
Banks and Credit Companies -- 0.2%
Wells Fargo Co. ........................................................           137,300        $  5,320,375
                                                                                                  ------------
Biotechnology -- 1.3%
Pharmacia Corp. ........................................................           318,314        $ 16,452,855
Waters Corp.* ..........................................................           100,200          12,506,212
                                                                                                  ------------
                                                                                                  $ 28,959,067
                                                                                                  ------------
Business Machines -- 0.7%
Seagate Technology, Inc.* ..............................................            91,800        $  5,049,000
Sun Microsystems, Inc.* ................................................           108,200           9,839,438
                                                                                                  ------------
                                                                                                  $ 14,888,438
                                                                                                  ------------
Business Services -- 1.5%
Bea Systems, Inc.* .....................................................           114,200        $  5,645,763
Computer Sciences Corp.* ...............................................           247,400          18,477,687
Nextel Partners, Inc. ..................................................            94,030           3,061,852
Thermo Electron Corp.* .................................................           268,800           5,661,600
                                                                                                  ------------
                                                                                                  $ 32,846,902
                                                                                                  ------------
Cellular Telephones -- 1.8%
Sprint Corp. (PCS Group)* ..............................................           643,500        $ 38,288,250
                                                                                                  ------------
Computer Software -- Personal
  Computers -- 2.1%
Mercury Interactive Corp.* .............................................            56,300        $  5,447,025
Microsoft Corp.* .......................................................           503,000          40,240,000
                                                                                                  ------------
                                                                                                  $ 45,687,025
                                                                                                  ------------
Computer Software -- Services -- 1.6%
EMC Corp.* .............................................................           341,200        $ 26,251,075
Informatica Corp.* .....................................................             3,000             245,813
TIBCO Software, Inc.* ..................................................            72,100           7,731,598
                                                                                                  ------------
                                                                                                  $ 34,228,486
                                                                                                  ------------
Computer Software -- Systems -- 8.2%
Agile Software Corp.* ..................................................            10,400        $    735,150
Ariba, Inc.* ...........................................................            41,700           4,088,555
BMC Software, Inc.* ....................................................           338,200          12,339,016
Cadence Design Systems, Inc.* ..........................................           645,000          13,141,875
Compuware Corp.* .......................................................           530,500           5,503,937
Comverse Technology, Inc.* .............................................           119,100          11,076,300
Digex, Inc.* ...........................................................           111,100           7,547,856
E.piphany, Inc.* .......................................................            66,300           7,106,531
Foundry Networks, Inc.* ................................................             4,550             500,500
I2 Technologies, Inc.* .................................................            45,100           4,702,380
MMC Networks, Inc.* ....................................................            37,670           2,012,991
Oracle Corp.* ..........................................................           838,650          70,499,016
Rational Software Corp.* ...............................................            79,700           7,407,119
Siebel Systems, Inc.* ..................................................            40,200           6,575,212
StorageNetworks, Inc.* .................................................             2,710             244,577
VERITAS Software Corp.* ................................................           183,475          20,735,542
Vitria Technology, Inc.* ...............................................            61,550           3,762,244
                                                                                                  ------------
                                                                                                  $177,978,801
                                                                                                  ------------
Conglomerates -- 1.4%
Tyco International Ltd. ................................................           668,108        $ 31,651,616
                                                                                                  ------------
Consumer Goods and Services -- 0.6%
Colgate-Palmolive Co. ..................................................           230,400        $ 13,795,200
                                                                                                  ------------
Drugs & Health Care -- 0.1%
Celera Genomics Co.* ...................................................            30,400        $  2,842,400
                                                                                                  ------------
Electrical Equipment
Capstone Turbine Corp.* ................................................             1,170        $     52,723
                                                                                                  ------------


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Electronics -- 14.8%
Altera Corp.* ..........................................................           134,600        $ 13,720,787
Analog Devices, Inc.* ..................................................           318,124          24,177,424
DuPont Photomasks, Inc.* ...............................................            70,600           4,836,100
Fairchild Semiconductor
  International Co.* ...................................................            74,000           2,997,000
Flextronics International Ltd.* ........................................           309,500          21,258,781
Helix Technology Corp.* ................................................            90,500           3,529,500
Intel Corp. ............................................................           336,400          44,972,475
KLA-Tencor Corp.* ......................................................            74,000           4,333,625
Lam Research Corp.* ....................................................           256,700           9,626,250
LSI Logic Corp.* .......................................................           188,300          10,191,737
Micron Technology, Inc.* ...............................................         1,092,700          96,225,894
Novellus Systems, Inc.* ................................................           274,400          15,520,750
Photronics, Inc.* ......................................................           126,700           3,595,113
Sanmina Corp.* .........................................................           113,600           9,712,800
SCI Systems, Inc.* .....................................................            25,800           1,011,038
Solectron Corp.* .......................................................           142,600           5,971,375
Tektronix, Inc. ........................................................           222,500          16,465,000
Teradyne, Inc.* ........................................................           107,800           7,923,300
Varian Semiconductor
  Equipment Associates, Inc.* ..........................................           208,000          13,065,000
Veeco Instruments, Inc.* ...............................................           177,270          12,985,027
                                                                                                  ------------
                                                                                                  $322,118,976
                                                                                                  ------------
Entertainment -- 4.4%
Clear Channel Communications,
  Inc.* ................................................................           403,585        $ 30,268,875
Infinity Broadcasting Corp., "A"* ......................................           883,300          32,185,244
Time Warner, Inc. ......................................................           235,000          17,860,000
Viacom, Inc., "B"* .....................................................           228,392          15,573,479
                                                                                                  ------------
                                                                                                  $ 95,887,598
                                                                                                  ------------
Financial Institutions -- 3.8%
Associates First Capital Corp., "A" ....................................           237,100        $  5,290,294
Citigroup, Inc. ........................................................           380,500          22,925,125
Donaldson, Lufkin & Jenrette, Inc. .....................................           118,300           5,020,356
Federal National Mortgage Assn. ........................................           162,400           8,475,250
Financial Federal Corp.* ...............................................           260,100           4,519,238
Goldman Sachs Group, Inc. ..............................................            59,300           5,626,087
Merrill Lynch & Co., Inc. ..............................................           133,400          15,341,000
Morgan Stanley Dean Witter & Co. .......................................           200,700          16,708,275
                                                                                                  ------------
                                                                                                  $ 83,905,625
                                                                                                  ------------
Insurance -- 2.7%
American International Group, Inc. .....................................           119,400        $ 14,029,500
Gallagher (Arthur J.) & Co. ............................................           235,500           9,891,000
Hartford Financial Services Group,
  Inc. .................................................................           375,900          21,026,906
Marsh & McLennan Cos., Inc. ............................................           142,447          14,876,809
                                                                                                  ------------
                                                                                                  $ 59,824,215
                                                                                                  ------------
Internet -- 3.1%
Allaire Corp.* .........................................................            35,400        $  1,300,950
Interwoven, Inc.* ......................................................            13,400           1,473,791
Selectica, Inc.* .......................................................            29,930           2,096,971
VeriSign, Inc.* ........................................................           349,377          61,665,040
                                                                                                  ------------
                                                                                                  $ 66,536,752
                                                                                                  ------------
Machinery -- 0.6%
Deere & Co., Inc. ......................................................           329,800        $ 12,202,600
                                                                                                  ------------
Medical and Health Products -- 2.5%
American Home Products Corp. ...........................................           247,300        $ 14,528,875
Bristol-Myers Squibb Co. ...............................................           340,500          19,834,125
Pfizer, Inc. ...........................................................           423,775          20,341,200
                                                                                                  ------------
                                                                                                  $ 54,704,200
                                                                                                  ------------

10-CAS


Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- 0.9%
Health Management Associates,
  Inc., "A"* .............................................................         783,225        $ 10,230,877
PE Corp.-PE Biosystems Group .............................................         154,200          10,157,925
                                                                                                  ------------
                                                                                                  $ 20,388,802
                                                                                                  ------------
Oil Services -- 3.5%
Baker Hughes, Inc. .......................................................         462,700        $ 14,806,400
Cooper Cameron Corp.* ....................................................         132,000           8,712,000
Global Marine, Inc.* .....................................................         750,400          21,151,900
Halliburton Co. ..........................................................         343,500          16,208,906
Noble Drilling Corp.* ....................................................         240,900           9,922,069
Weatherford International, Inc.* .........................................         119,700           4,765,556
                                                                                                  ------------
                                                                                                  $ 75,566,831
                                                                                                  ------------
Oils -- 2.2%
Conoco, Inc., "A" ........................................................         563,800        $ 12,403,600
EOG Resources, Inc. ......................................................         160,400           5,373,400
Santa Fe International Corp. .............................................         221,300           7,731,669
Transocean Sedco Forex, Inc. .............................................         435,700          23,282,718
                                                                                                  ------------
                                                                                                  $ 48,791,387
                                                                                                  ------------
Pharmaceuticals -- 0.1%
Sepracor, Inc.* ..........................................................          25,100        $  3,027,688
                                                                                                  ------------
Restaurants and Lodging -- 0.3%
Cendant Corp.* ...........................................................         455,441        $  6,376,174
                                                                                                  ------------
Retail -- 4.2%
Best Buy Co., Inc.* ......................................................          79,600        $  5,034,700
CVS Corp. ................................................................         750,800          30,032,000
Home Depot, Inc. .........................................................          91,200           4,554,300
Office Depot, Inc.* ......................................................         479,450           2,996,563
RadioShack Corp. .........................................................         390,500          18,499,937
Wal-Mart Stores, Inc. ....................................................         512,500          29,532,812
                                                                                                  ------------
                                                                                                  $ 90,650,312
                                                                                                  ------------
Supermarkets -- 1.3%
Safeway, Inc.* ...........................................................         634,500        $ 28,631,813
                                                                                                  ------------
Telecommunications -- 15.3%
Allegiance Telecom, Inc.* ................................................         143,450        $  9,180,800
Amdocs Ltd.* .............................................................          77,900           5,978,825
American Tower Corp., "A"* ...............................................         224,800           9,371,350
AT&T Corp. "A"* ..........................................................         735,200          17,828,600
Cabletron Systems, Inc.* .................................................         567,000          14,316,750
Cisco Systems, Inc.* .....................................................       1,092,400          69,435,675
Copper Mountain Networks, Inc.* ..........................................          40,100           3,533,813
Corning, Inc. ............................................................         246,900          66,632,137
Cox Communications, Inc.* ................................................         415,100          18,912,994
EchoStar Communications Corp.* ...........................................          75,600           2,503,069
Emulex Corp.* ............................................................          51,700           3,396,044
Exfo Electro -- Optical Engineering,
  Inc.* ..................................................................           8,520             373,815
Metromedia Fiber Network, Inc., "A"*                                               699,680          27,768,550
MGC Communications, Inc.* ................................................          91,100           5,460,306
NEXTEL Communications, Inc.* .............................................         262,500          16,061,719
Nextlink Communications, Inc., "A"*                                                222,600           8,444,887
NTL, Inc.* ...............................................................         155,375           9,303,078
Qwest Communications
  International, Inc.* ...................................................         128,610           6,390,309
Spectrasite Holdings, Inc.* ..............................................         172,300           4,889,012
Stratos Lightwave, Inc.* .................................................           1,140              31,778
Time Warner Telecom, Inc.* ...............................................         194,900          12,546,687
UnitedGlobalCom, Inc.* ...................................................         206,500           9,653,875
Williams Communications Group,
  Inc.* ..................................................................         166,400           5,522,400
Winstar Communications, Inc.* ............................................         150,450           5,096,494
                                                                                                  ------------
                                                                                                  $332,632,967
                                                                                                  ------------



Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Telecommunications and Cable -- 1.3%
Comcast Corp., "A"* ......................................................         675,500        $   27,357,750
                                                                                                  --------------
Utilities -- Electric -- 1.6%
AES Corp.* ...............................................................         762,200        $   34,775,375
                                                                                                  --------------
   Total U.S. Stocks .....................................................................        $1,831,131,098
                                                                                                  --------------
Foreign Stocks -- 12.9%

Bermuda -- 1.3%

FLAG Telecom Holdings Ltd.
  (Telecommunications)* ..................................................         421,920        $    6,276,060
Global Crossing Ltd.
  (Telecommunications)* ..................................................         840,700            22,120,919
                                                                                                  --------------
                                                                                                  $   28,396,979
                                                                                                  --------------
Canada -- 2.8%
Nortel Networks Corp.
  (Telecommunications) ...................................................         898,802        $   61,343,236
                                                                                                  --------------
Finland -- 0.4%
Sonera Oyj (Telecommunications) ..........................................         210,300        $    9,585,928
                                                                                                  --------------
France -- 0.1%
Business Objects S.A., ADR
  (Computer Software -- Systems)* .......................................           25,600        $    2,256,000
                                                                                                  --------------
Hong Kong -- 0.3%
China Telecom Ltd.
  (Telecommunications) ...................................................         778,000        $    6,861,770
                                                                                                  --------------
Israel -- 0.6%
Check Point Software Technologies
  Ltd. (Computer Software --
   Services)* ............................................................          52,800        $   11,180,400
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones)* .............................................         129,825             1,233,338
                                                                                                  --------------
                                                                                                  $   12,413,738
                                                                                                  --------------
Japan -- 1.0%
Daiwa Securities Group, Inc. (Banks
  and Credit Cos.) .......................................................         977,000        $   12,894,042
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ...................................................             310             8,387,066
                                                                                                  --------------
                                                                                                  $   21,281,108
                                                                                                  --------------
Mexico -- 0.6%
Grupo Iusacell S.A. de C.V., ADR
  (Telecommunications)* ..................................................         437,180        $    6,830,938
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) ...............................................          97,210             5,553,121
                                                                                                  --------------
                                                                                                  $   12,384,059
                                                                                                  --------------
Netherlands -- 0.9%
ASM Lithography Holding N.V.
  (Computer Software -- Systems)* ........................................         131,700        $    5,811,263
KPN N.V. (Telecommunications)* ...........................................           4,176               186,763
Libertel N.V. (Cellular
  Telecommunications)* ...................................................         274,400             4,177,979
Versatel Telecommunications N.V.
  (Telecommunications)* ..................................................         243,325            10,220,236
                                                                                                  --------------
                                                                                                  $   20,396,241
                                                                                                  --------------
Norway -- 0.2%
Schibsted ASA (Publishing) ...............................................         252,050        $    4,671,946
                                                                                                  --------------
Singapore -- 0.7%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* .........................................................         168,650        $   15,178,500
                                                                                                  --------------

                                                                          11-CAS


Issuer                                                                             Shares            Value
Foreign Stocks -- continued
South Korea -- 1.1%
Samsung Electronics Co.
  (Electronics) ..............................................................     123,300        $   24,105,150
                                                                                                  --------------
Sweden -- 0.4%
Ericsson LM, ADR
  (Telecommunications) .......................................................     421,800        $    8,436,000
                                                                                                  --------------
United Kingdom -- 2.5%
BP Amoco PLC, ADR (Oils) .....................................................     428,300        $   24,225,719
Vodafone AirTouch PLC
  (Telecommunications)* ......................................................   7,608,417            30,727,687
                                                                                                  --------------
                                                                                                  $   54,953,406
                                                                                                  --------------
   Total Foreign Stocks ..................................................................        $  282,264,061
                                                                                                  --------------
   Total Stocks

    (Identified Cost, $1,713,299,431) ....................................................        $2,113,395,159
                                                                                                  --------------

Short-Term Obligations -- 1.5%

                                                                            Principal Amount
                                                                              (000 Omitted)

American Express Credit Corp.,
  due 7/03/00 ................................................................  $ 2,741           $   27,394,526
Federal Home Loan Mortgage
  Corp., due 7/05/00 .........................................................    5,000                4,996,472
                                                                                                  --------------
   Total Short-Term Obligations, at Amortized Cost ....................................           $   32,390,998
                                                                                                  --------------
   Total Investments
    (Identified Cost, $1,745,690,429) .................................................           $2,145,786,157
                                                                                                  --------------
Other Assets,
  Less Liabilities -- 1.6%                                                                            34,374,746
                                                                                                  --------------
   Net Assets -- 100.0% ...............................................................           $2,180,160,903
                                                                                                  ==============

           See portfolio footnotes and notes to financial statements.



Portfolio of Investments (Unaudited) -- June 30, 2000
Emerging Growth Series
Stocks -- 98.2%


Issuer                                                                            Shares             Value
U.S. Stocks -- 87.4%
Banks and Credit Companies -- 0.4%
Comerica, Inc. ...........................................................          13,400        $    601,325
First Tennessee National Corp. ...........................................           1,300              21,531
PNC Bank Corp. ...........................................................          56,600           2,653,125
Providian Financial Corp. ................................................          27,800           2,502,000
                                                                                                  --------------
                                                                                                  $  5,777,981
                                                                                                  --------------
Biotechnology -- 1.4%
Abbott Laboratories, Inc. ................................................         175,000        $  7,798,438
Abgenix, Inc.* ...........................................................           7,800             934,903
Alkermes, Inc.* ..........................................................           3,200             150,800
Genentech, Inc.* .........................................................          51,800           8,909,600
Pharmacia Corp. ..........................................................          30,400           1,571,300
Waters Corp.* ............................................................          16,500           2,059,406
                                                                                                  --------------
                                                                                                  $ 21,424,447
                                                                                                  --------------
Business Machines -- 1.6%
Seagate Technology, Inc.* ................................................          37,100        $  2,040,500
Sun Microsystems, Inc.* ..................................................         237,700          21,615,844
Texas Instruments, Inc. ..................................................          17,600           1,208,900
                                                                                                  --------------
                                                                                                  $ 24,865,244
                                                                                                  --------------
Business Services -- 2.5%
Amgen, Inc.* .............................................................         156,300        $ 10,980,075
Automatic Data Processing, Inc. ..........................................         194,100          10,396,481
BEA Systems, Inc.* .......................................................           7,800             385,612
Computer Sciences Corp.* .................................................         110,900           8,282,844
First Data Corp. .........................................................         104,000           5,161,000
Fiserv, Inc.* ............................................................          18,400             795,800
IMRglobal Corp.* .........................................................           9,400             122,788
Insight Enterprises, Inc.* ...............................................           1,500              88,969
Learning Tree International, Inc.* .......................................          59,400           3,638,250
Pegasus Systems, Inc.* ...................................................           1,800              19,575
                                                                                                  --------------
                                                                                                  $ 39,871,394
                                                                                                  --------------
Cellular Telephones -- 2.3%
Motorola, Inc. ...........................................................          20,200        $    587,063
Sprint Corp. (PCS Group)* ................................................         287,700          17,118,150
Voicestream Wireless Corp.* ..............................................         159,900          18,595,870
                                                                                                  --------------
                                                                                                  $ 36,301,083
                                                                                                  --------------
Computer Hardware -- Systems -- 0.5%
Compaq Computer Corp. ....................................................          81,900        $  2,093,569
Dell Computer Corp.* .....................................................         107,200           5,286,300
                                                                                                  --------------
                                                                                                  $  7,379,869
                                                                                                  --------------
Computer Software -- Personal
  Computers -- 3.8%
Mercury Interactive Corp.* ...............................................          27,700        $  2,679,975
Microsoft Corp.* .........................................................         711,884          56,950,720
                                                                                                  --------------
                                                                                                  $ 59,630,695
                                                                                                  --------------
Computer Software -- Services -- 1.8%
EMC Corp.* ...............................................................         364,200        $ 28,020,637
Internet Commerce Corp.* .................................................           3,700              53,650
Lightspan, Inc.* .........................................................           2,290              12,595
                                                                                                  --------------
                                                                                                  $ 28,086,882
                                                                                                  --------------
Computer Software -- Systems -- 16.0%
Ariba, Inc.* .............................................................           9,200        $    902,031
BMC Software, Inc.* ......................................................         309,077          11,276,481
Brocade Communications Systems,
  Inc.* ..................................................................          21,400           3,926,566
Cadence Design Systems, Inc.* ............................................          80,800           1,646,300
Computer Associates International,
  Inc. ...................................................................         143,075           7,323,652
Comverse Technology, Inc.* ...............................................          44,700           4,157,100
E.piphany, Inc.* .........................................................           9,900           1,061,156
Foundry Networks, Inc.* ..................................................           9,500           1,045,000
I2 Technologies, Inc.* ...................................................          20,800           2,168,725

12-EGS


Issuer                                                                            Shares               Value
U.S. Stocks -- continued
Computer Software -- Systems  -- continued
Oracle Corp.* ..........................................................         2,197,650        $184,739,953
Redback Networks, Inc.* ................................................            10,700           1,904,600
Siebel Systems, Inc.* ..................................................            57,100           9,339,419
StorageNetworks, Inc.* .................................................             2,600             234,650
Sycamore Networks, Inc.* ...............................................            74,100           8,178,788
VERITAS Software Corp.* ................................................           116,000          13,109,812
                                                                                                  --------------
                                                                                                  $251,014,233
                                                                                                  --------------
Conglomerates -- 3.2%
Tyco International Ltd. ................................................         1,075,358        $ 50,945,085
                                                                                                  --------------
Consumer Goods and Services
Philip Morris Cos., Inc. ...............................................            19,800        $    525,937
Carson, Inc., "A"* .....................................................            53,800             242,100
                                                                                                  --------------
                                                                                                  $    768,037
                                                                                                  --------------
Electrical Equipment -- 0.7%
Capstone Turbine Corp.* ................................................             1,700        $     76,606
Emerson Electric Co. ...................................................            13,500             815,063
General Electric Co. ...................................................           157,500           8,347,500
Jabil Circuit, Inc.* ...................................................            19,300             957,762
Micrel, Inc.* ..........................................................             4,400             191,125
                                                                                                  --------------
                                                                                                  $ 10,388,056
                                                                                                  --------------
Electronics -- 17.1%
Altera Corp.* ..........................................................           401,800        $ 40,958,487
Analog Devices, Inc.* ..................................................           302,800          23,012,800
Applied Materials, Inc.* ...............................................            57,500           5,210,937
Atmel Corp.* ...........................................................            87,700           3,233,938
ATMI, Inc.* ............................................................             1,800              83,700
Burr-Brown Corp.* ......................................................             2,550             221,053
Conductus, Inc.* .......................................................             5,400             106,650
Credence Systems Corp.* ................................................             3,800             209,713
Flextronics International Ltd.* ........................................           129,260           8,878,546
Intel Corp. ............................................................           348,400          46,576,725
Lam Research Corp.* ....................................................           119,000           4,462,500
Linear Technology Corp. ................................................           143,100           9,149,456
LSI Logic Corp.* .......................................................           192,000          10,392,000
LTX Corp.* .............................................................             4,400             153,725
Marvell Technology Group Ltd.* .........................................             1,400              79,800
Maxim Integrated Products, Inc.* .......................................             2,200             149,463
Microchip Technology, Inc.* ............................................             1,950             113,618
Micron Technology, Inc.* ...............................................           594,900          52,388,381
National Semiconductor Corp.* ..........................................           170,300           9,664,525
Novellus Systems, Inc.* ................................................            16,600             938,938
Photronics, Inc.* ......................................................             2,000              56,750
PMC-Sierra, Inc.* ......................................................            23,800           4,228,962
Quanta Services, Inc.* .................................................             2,700             148,500
Sanmina Corp.* .........................................................            83,780           7,163,190
SDL, Inc.* .............................................................             5,300           1,511,494
SIPEX Corp.* ...........................................................             9,800             271,338
Solectron Corp.* .......................................................           108,600           4,547,625
Teradyne, Inc.* ........................................................            88,800           6,526,800
Xilinx, Inc.* ..........................................................           337,400          27,856,587
                                                                                                  --------------
                                                                                                  $268,296,201
                                                                                                  --------------
Energy -- 0.4%
Devon Energy Corp. .....................................................            37,100        $  2,084,556
Dynegy, Inc. ...........................................................            62,700           4,283,194
                                                                                                  --------------
                                                                                                  $  6,367,750
                                                                                                  --------------
Entertainment -- 1.0%
Clear Channel Communications, Inc.* ....................................            54,100        $  4,057,500
International Speedway Corp. ...........................................             2,458             101,700
USA Networks, Inc.* ....................................................           134,600           2,910,725
Viacom, Inc., "B"* .....................................................           131,600           8,973,475
                                                                                                  --------------
                                                                                                  $ 16,043,400
                                                                                                  --------------


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Financial Institutions -- 1.8%
American Express Co. ...................................................            50,700        $  2,642,738
Charter One Financial, Inc. ............................................            32,100             738,300
Citigroup, Inc. ........................................................           156,800           9,447,200
Golden West Financial Corp. ............................................            66,400           2,709,950
Household International, Inc. ..........................................            55,700           2,315,031
Merrill Lynch & Co., Inc. ..............................................            79,700           9,165,500
State Street Corp. .....................................................             8,100             859,106
Waddell & Reed Financial, Inc., "A" ....................................             2,700              88,594
                                                                                                  --------------
                                                                                                  $ 27,966,419
                                                                                                  --------------
Financial Services -- 0.3%
AXA Financial, Inc. ....................................................            87,600        $  2,978,400
Mellon Financial Corp. .................................................            71,700           2,612,569
                                                                                                  --------------
                                                                                                  $  5,590,969
                                                                                                  --------------
Food and Beverage Products -- 0.4%
Anheuser-Busch Cos., Inc. ..............................................            38,900        $  2,905,344
Coca-Cola Co. ..........................................................            57,600           3,308,400
                                                                                                  --------------
                                                                                                  $  6,213,744
                                                                                                  --------------
Insurance -- 0.5%
American International Group, Inc. .....................................            46,200        $  5,428,500
Hartford Financial Services Group,
  Inc. .................................................................            42,100           2,354,969
                                                                                                  --------------
                                                                                                  $  7,783,469
                                                                                                  --------------
Internet -- 2.2%
Art Technology Group, Inc.* ............................................             4,300        $    434,031
Juniper Networks, Inc.* ................................................            53,400           7,773,038
VeriSign, Inc.* ........................................................           150,202          26,510,653
                                                                                                  --------------
                                                                                                  $ 34,717,722
                                                                                                  --------------
Medical and Health Products -- 2.1%
Allergan, Inc. .........................................................            30,500        $  2,272,250
Alza Corp.* ............................................................            14,500             857,313
American Home Products Corp. ...........................................            30,100           1,768,375
Bausch & Lomb, Inc. ....................................................            38,200           2,955,725
Bristol-Myers Squibb Co. ...............................................            73,500           4,281,375
Immunex Corp.* .........................................................            90,200           4,459,262
Pfizer, Inc. ...........................................................           328,550          15,770,400
                                                                                                  --------------
                                                                                                  $ 32,364,700
                                                                                                  --------------
Medical and Health Technology
  and Services -- 1.5%
Allscripts, Inc.* ......................................................             2,675        $    61,525
BioSource International, Inc.* .........................................            17,100            380,475
BioSphere Medical, Inc.* ...............................................             6,100             85,400
Cardinal Health, Inc. ..................................................            53,000          3,922,000
Human Genome Sciences, Inc.* ...........................................             2,300            306,763
Medimmune, Inc.* .......................................................            32,300          2,390,200
Merrill Lynch HOLDRs Trust* ............................................            33,900          6,034,200
PE Corp.-PE Biosystems Group ...........................................           149,900          9,874,662
Quest Diagnostics, Inc.* ...............................................            11,300            844,675
                                                                                                  --------------
                                                                                                  $ 23,899,900
                                                                                                  --------------
Office Equipment
United Stationers, Inc.* ...............................................             2,500        $     80,938
                                                                                                  --------------
Oil Services -- 1.0%
Baker Hughes, Inc. .....................................................           186,500        $  5,968,000
Global Marine, Inc.* ...................................................            89,700           2,528,419
Halliburton Co. ........................................................            52,400           2,472,625
Noble Affiliates, Inc. .................................................            17,400             648,150
Noble Drilling Corp.* ..................................................            92,400           3,805,725
Weatherford International, Inc.* .......................................             3,400             135,362
                                                                                                  --------------
                                                                                                  $ 15,558,281
                                                                                                  --------------
Oils -- 1.8%
Anadarko Petroleum Corp. ...............................................            80,500        $  3,969,656
Apache Corp. ...........................................................            47,800           2,811,238

                                                                          13-EGS


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Oils -- continued
Coastal Corp. ..........................................................           120,100         $    7,311,087
EOG Resources, Inc. ....................................................           340,800             11,416,800
Grant Pride Co., Inc.* .................................................             3,400                 85,000
Transocean Sedco Forex, Inc. ...........................................            39,600              2,116,125
                                                                                                   --------------
                                                                                                   $   27,709,906
                                                                                                   --------------
Pharmaceuticals -- 1.5%
Andrx Corp.* ...........................................................             6,700         $      428,277
Sepracor, Inc.* ........................................................           168,100             20,277,062
Teva Pharmaceutical Industries Ltd. ....................................            50,800              2,816,225
                                                                                                   --------------
                                                                                                   $   23,521,564
                                                                                                   --------------
Restaurants and Lodging
Cendant Corp.* .........................................................            43,986         $      615,804
                                                                                                   --------------
Retail -- 1.4%
CVS Corp. ..............................................................           108,000         $    4,320,000
Kohl's Corp.* ..........................................................            14,500                806,562
RadioShack Corp. .......................................................           137,600              6,518,800
Wal-Mart Stores, Inc. ..................................................           177,000             10,199,625
                                                                                                   --------------
                                                                                                   $   21,844,987
                                                                                                   --------------
Special Products and Services
Newport News Shipbuilding, Inc. ........................................               300         $       11,025
                                                                                                   --------------
Supermarkets -- 1.5%
Albertsons, Inc. .......................................................            92,200         $    3,065,650
Kroger Co.* ............................................................            73,000              1,610,563
Safeway, Inc.* .........................................................           411,900             18,586,987
                                                                                                   --------------
                                                                                                   $   23,263,200
                                                                                                   --------------
Telecommunications -- 16.8%
ADC Telecommunications, Inc.* ..........................................           154,923         $   12,994,167
Amdocs Ltd.* ...........................................................             4,200                322,350
AT&T Corp., "A"* .......................................................           251,800              6,106,150
Cabletron Systems, Inc.* ...............................................            75,800              1,913,950
CIENA Corp.* ...........................................................           187,400             31,237,237
Cisco Systems, Inc.* ...................................................         1,571,552             99,891,774
Corning, Inc. ..........................................................           150,300             40,562,212
Emulex Corp.* ..........................................................            12,600                827,662
Intermedia Communications, Inc.* .......................................             2,700                 80,325
ITC Deltacom, Inc.* ....................................................             2,600                 58,012
JDS Uniphase Corp.* ....................................................            87,554             10,495,536
Lucent Technologies, Inc. ..............................................            13,500                799,875
Metromedia Fiber Network, Inc., "A"* ...................................           496,180             19,692,144
MGC Communications, Inc.* ..............................................            24,000              1,438,500
MRV Communications, Inc.* ..............................................            13,300                894,425
New Focus, Inc.* .......................................................             1,070                 87,874
NEXTEL Communications, Inc.* ...........................................            62,700              3,836,456
Nextlink Communications, Inc., "A"* ....................................             8,400                318,675
ONI Systems Corp.* .....................................................             2,180                255,503
Scientific-Atlanta, Inc. ...............................................             2,200                163,900
Sprint Corp. ...........................................................           111,600              5,691,600
Tellabs, Inc.* .........................................................           176,500             12,079,219
WorldCom, Inc.* ........................................................           299,459             13,737,682
                                                                                                   --------------
                                                                                                   $  263,485,228
                                                                                                   --------------
Utilities -- Electric -- 1.6%
AES Corp.* .............................................................           119,400         $    5,447,625
Calpine Corp.* .........................................................           311,200             20,461,400
                                                                                                   --------------
                                                                                                   $   25,909,025
                                                                                                   --------------
Utilities -- Gas -- 0.3%
Enron Corp. ............................................................            69,000         $    4,450,500
                                                                                                   --------------
   Total U.S. Stocks .....................................................................         $1,372,147,738
                                                                                                   --------------


Issuer                                                                            Shares                 Value
Foreign Stocks -- 10.8%
 Bermuda -- 0.3%
Global Crossing Ltd.
  (Telecommunications)* ................................................           176,500         $    4,644,156
                                                                                                   --------------
Canada -- 3.8%
Nortel Networks Corp.
  (Telecommunications) .................................................           872,600         $   59,554,950
                                                                                                   --------------
Finland -- 1.8%
Nokia Corp., ADR
  (Telecommunications) .................................................           447,400         $   22,342,038
Sonera Oyj (Telecommunications) ........................................           128,000              5,834,516
                                                                                                   --------------
                                                                                                   $   28,176,554
                                                                                                   --------------
France -- 1.1%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................            52,700         $    3,504,550
Bouygues S.A.
  (Telecommunications) .................................................            19,330             12,916,695
                                                                                                   --------------
                                                                                                   $   16,421,245
                                                                                                   --------------
Germany
Medigene AG (Pharmaceuticals)* .........................................             2,050         $      133,071
SAP AG, ADR (Computer
  Software -- Systems) .................................................             6,700                314,481
                                                                                                   --------------
                                                                                                   $      447,552
                                                                                                   --------------
Israel -- 0.8%
Check Point Software Technologies
  Ltd. (Computer
  Software -- Services)* ...............................................            61,400         $   13,001,450
                                                                                                   --------------
Sweden -- 0.9%
Ericsson LM, ADR
  (Telecommunications) .................................................           741,500         $   14,830,000
                                                                                                   --------------
United Kingdom -- 2.1%
ARM Holdings PLC (Electronics)* ........................................            96,000         $    1,028,084
ARM Holdings PLC, ADR
  (Electronics)* .......................................................           537,100             17,657,163
Vodafone AirTouch PLC
  (Telecommunications)* ................................................         2,149,710              8,681,913
Vodafone AirTouch PLC, ADR
  (Telecommunications) .................................................           133,700              5,540,194
                                                                                                   --------------
                                                                                                   $   32,907,354
                                                                                                   --------------
   Total Foreign Stocks ..................................................................         $  169,983,261
                                                                                                   --------------
   Total Stocks
    (Identified Cost, $1,113,183,661) ....................................................         $1,542,130,999
                                                                                                   --------------
Warrant
Acclaim Entertainment, Inc.*
  (Identified Cost, $0) ................................................             1,028         $          611
                                                                                                   --------------
Short-Term Obligation -- 2.0%
                                                                                Principal Amount
                                                                                (000 Omitted)
Associates First Capital Corp.,
  due 7/03/00, at Amortized Cost .......................................        $   31,982         $   31,969,740
                                                                                                   --------------
  Total Investments
     (Identified Cost, $1,145,153,401) ...................................................         $1,574,101,350
                                                                                                   --------------
Other Assets,
  Less Liabilities -- (0.2)%
                                                                                                       (3,465,768)
                                                                                                   --------------
   Net Assets -- 100.0% ..................................................................         $1,570,635,582
                                                                                                   ==============

           See portfolio footnotes and notes to financial statements.

14-EGS

Portfolio of Investments (Unaudited) -- June 30, 2000
Global Growth Series
Stocks -- 99.1%


Issuer                                                                                 Shares           Value
Foreign Stocks -- 53.4%
Argentina
IMPSAT Fiber Networks, Inc.
  (Telecommunications)* ........................................................        3,500        $     58,625
                                                                                                     ------------
Australia -- 1.0%
Australia & New Zealand Banking
  Group Ltd. (Banks and Credit
  Cos.)* .......................................................................      294,070        $  2,251,935
Cable & Wireless Optus Ltd.
  (Telecommunications) .........................................................      462,760           1,377,657
Telstra Corp. Ltd.
  (Telecommunications) .........................................................      207,580             841,339
                                                                                                     ------------
                                                                                                     $  4,470,931
                                                                                                     ------------
Belgium -- 0.1%
Lernout & Hauspie Speech
  Products N.V. "B"
  (Business Services)* .........................................................        6,850        $    292,837
Lernout & Hauspie Speech
  Products N.V.
  (Business Services)* .........................................................          100               4,105
Lernout & Hauspie Speech
  Products N.V., New Shares
  (Business Services)* .........................................................        2,000              84,005
                                                                                                     ------------
                                                                                                     $    380,947
                                                                                                     ------------
Bermuda -- 0.2%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ........................................................       16,260        $    241,868
Global Crossing Ltd.
  (Telecommunications)* ........................................................       27,000             710,437
                                                                                                     ------------
                                                                                                     $    952,305
                                                                                                     ------------
Brazil -- 1.5%
Banco Itau S.A.
  (Banks and Credit Cos.) ......................................................    3,595,300        $    316,059
Caemi Mineracao e Metalurgica
  S.A. (Minerals) ..............................................................    1,227,500             151,821
Celular CRT Participacoes,
  Preferred (Telecommunications) ...............................................          100              43,816
Cia Brasileira de Distribuicao Grupo
  Pao de Acucar, ADR
  (Supermarkets) ...............................................................       10,160             326,390
Companhia Cervejaria Brahma,
  ADR (Beverages) ..............................................................       10,370             176,290
Embratel Participacoes S.A.
  (Telecommunications) .........................................................       16,690             394,301
Petroleo Brasileiro S.A. (Oils) ................................................       10,330             312,085
Petroleo Brasileiro S.A., Preferred
  (Oils) .......................................................................       35,626           1,076,881
Tele Celular Sul Participacoes S.A.,
  ADR (Telecommunications) .....................................................          500              22,625
Tele Centro Oeste Celular
  Participacoes S.A., ADR
  (Telecommunications) .........................................................       46,140             553,680
Tele Centro Sul Participacoes S.A.
  (Telecommunications)* ........................................................    6,513,612             167,609
Tele Centro Sul Participacoes S.A.,
  ADR (Telecommunications)* ....................................................        2,500             182,656
Tele Centro Sul Participacoes S.A.,
  Preferred (Telecommunications)* ..............................................    1,381,900             164,763
Tele Norte Celular Participacoes
  S.A., ADR (Cellular
  Telecommunications)* .........................................................        7,700             390,775
Tele Sudeste Celular Participacoes
  S.A. (Telecommunications) ....................................................        6,680             311,196




                                          Issuer                                       Shares             Value
Foreign Stocks -- continued
Brazil -- continued
Telecomunicacoes de Sao Paulo
  S.A. (Telecommunications)* ...................................................     65,190          $ 1,805,804
Telemig Celular Participacoes S.A.,
  ADR (Telecommunications) .....................................................      5,430              388,245
Telesp Participacoes S.A., Preferred
  (Telecommunications)* ........................................................      8,309              150,235
Uniao de Banco Brasiliero S.A.
  (Banks and Credit Cos.) ......................................................      8,506              244,548
                                                                                                     -----------
                                                                                                     $ 7,179,779
                                                                                                     -----------
Canada -- 3.3%
AT&T Canada, Inc.
  (Telecommunications)* ........................................................     34,860          $ 1,156,916
BCE, Inc. (Telecommunications) .................................................     83,280            1,983,105
Manitoba Telecom Services
  (Telecommunications) .........................................................     59,900            1,030,386
Nortel Networks Corp.
  (Telecommunications) .........................................................    166,029           11,331,479
                                                                                                     -----------
                                                                                                     $15,501,886
                                                                                                     -----------
China -- 0.1%
China Telecom Hong Kong Ltd.
  (Telecommunications)* ........................................................      3,960          $   704,137
                                                                                                     -----------
Croatia
Pliva d.d. Co. (Medical and Health
  Products) ...........................      4,800          $    48,720
Pliva d.d. Co., GDR (Medical and
  Health Products) ....................     12,230              124,135
                                                                                                     -----------
                                                                                                     $   172,855
                                                                                                     -----------
Czechoslovakia -- 0.1%
Cesky Telecom A.S.
  (Telecommunications)* ........................................................     15,840          $   263,736
                                                                                                     -----------
Denmark -- 0.2%
ISS International Service Systems
  Co. (Business Services)* .....................................................     14,260          $ 1,085,736
                                                                                                     -----------
Egypt -- 0.1%
Al Ahram Beverage Co. S.A., GDR
  (Beverages)* .................................................................     10,630          $   180,710
Egypt Mobile Phone
  (Telecommunications)* ........................................................      7,770              253,436
                                                                                                     -----------
                                                                                                     $   434,146
                                                                                                     -----------
Estonia -- 0.1%
AS Eesti Telekom, GDR
  (Telecommunications) .........................................................     12,730          $   259,677
                                                                                                     -----------
Finland -- 1.2%
Nokia Corp., ADR
  (Telecommunications) .........................................................     67,100          $ 3,350,807
Sonera Oyj (Telecommunications) ................................................     30,820            1,404,842
Sonera Oyj, ADR
  (Telecommunications) .........................................................      4,900              225,400
Tieto Corp. (Computer
  Software -- Systems) .........................................................     15,903              530,576
                                                                                                     -----------
                                                                                                     $ 5,511,625
                                                                                                     -----------
France -- 4.3%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .........................................................      8,000          $   532,000
Alcatel Co. (Telecommunications) ...............................................     32,260            2,115,644
Axa (Insurance) ................................................................     15,200            2,394,137
Banque Nationale de Paris
  (Banks and Credit Cos.) ......................................................     18,400            1,770,516
Bouygues S.A.
  (Telecommunications) .........................................................      2,980            1,991,296

                                                                          15-GGS


Issuer                                                                            Shares             Value
Foreign Stocks -- continued
France -- continued
Business Objects S.A., ADR
  (Computer Software -- Systems)* ......................................             4,370        $    385,106
Integra S.A. (Computer
  Software -- Services)* ...............................................            14,240             128,595
Natexis Co. (Financial Services) .......................................             5,420             387,528
Sanofi-Synthelabo S.A. (Medical
  and Health Products)* ................................................            24,900           1,186,100
Societe Television Francaise 1
  (Entertainment) ......................................................            17,710           1,234,136
STMicroelectronics N.V.
  (Electronics) ........................................................            28,195           1,776,387
Technip S.A. (Construction) ............................................            19,570           2,366,949
Total S.A., "B" (Oils) .................................................            19,600           3,004,852
Wavecom S.A., ADR (Electronics)* .......................................             5,830             641,300
                                                                                                  ------------
                                                                                                  $ 19,914,546
                                                                                                  ------------
Germany -- 1.4%
Freenet.de AG (Internet)* ..............................................               410        $     33,659
Fresenius AG (Medical Supplies) ........................................             5,720           1,321,396
Fresenius AG, Preferred
  (Medical Supplies) ...................................................             8,960             374,631
GFT Technology AG (Computer
  Software -- Services)* ...............................................             2,390             456,299
Henkel KGaA, Preferred
  (Chemicals) ..........................................................            16,074             917,586
Medigene AG (Pharmaceuticals)* .........................................               310              20,123
Poet Holdings, Inc. (Computer
  Software -- Services)* ...............................................             3,730             142,070
Prosieben Media AG, Preferred
  (Entertainment)* .....................................................            15,720           1,954,572
SAP AG (Computer
  Software -- Services) ................................................             6,240           1,149,644
Tricom S.A., ADR
  (Telecommunications)* ................................................             3,270              50,072
                                                                                                  ------------
                                                                                                  $  6,420,052
                                                                                                  ------------
Greece -- 0.1%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................            14,584        $    357,487
STET Hellas Telecommunications
  S.A., ADR (Telecommunications)* ......................................             9,370             186,229
                                                                                                  ------------
                                                                                                  $    543,716
                                                                                                  ------------
Hong Kong -- 1.5%
China Telecom Ltd.
  (Telecommunications) .................................................           329,000        $  2,901,700
Li & Fung Ltd. (Consumer Goods
  and Services)* .......................................................           680,000           3,402,181
PetroChina Co. Ltd. (Oils)* ............................................         4,148,000             862,060
                                                                                                  ------------
                                                                                                  $  7,165,941
                                                                                                  ------------
Hungary -- 0.1%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ................................................            11,659        $    401,507
                                                                                                  ------------
India -- 0.2%
Infosys Technologies Ltd., ADR
  (Computer Software -- Services) ......................................             1,100        $    194,975
Mahanagar Telephone Nigam Ltd.,
  GDR (Telecommunications)## ...........................................            18,170             181,700
Reliance Industries Ltd.
  (Conglomerate)## .....................................................            14,300             296,725
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ...............................................            20,230             308,507
                                                                                                  ------------
                                                                                                  $    981,907
                                                                                                  ------------


Issuer                                                                             Shares            Value
Foreign Stocks -- continued
Ireland
Trintech Group PLC, ADR
  (Computer Software -- Products)* .....................................            10,010        $   197,228
                                                                                                  ------------
Israel -- 0.8%
Teva Pharmaceutical Industries Ltd. ....................................            26,950        $ 1,494,041
Check Point Software
  Technologies Ltd. (Computer
  Software -- Services)* ...............................................             9,200          1,948,100
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones)* ...........................................            38,385            364,657
                                                                                                  ------------
                                                                                                  $ 3,806,798
                                                                                                  ------------
Italy -- 0.6%
 Banca Intesa S.p.A.
  (Financial Services) .................................................           339,000        $ 1,517,728
San Paolo -- Imi S.p.A.
  (Banks and Credit Cos.) ..............................................            62,754          1,113,634
                                                                                                  ------------
                                                                                                  $ 2,631,362
                                                                                                  ------------
Japan -- 9.1%
Canon, Inc. (Special Products
  and Services) ........................................................            58,000        $ 2,886,878
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ....................................................           225,000          4,252,687
Daikin Industries Ltd. (Consumer
  Goods and Services) ..................................................            74,000          1,719,551
Eisai Co. Ltd. (Medical and
  Health Products) .....................................................            48,000          1,538,462
Fast Retailing Co. (Retail) ............................................            13,900          5,817,873
Fujitsu Ltd. (Computer
  Hardware -- Systems) .................................................            48,000          1,660,633
Hitachi Ltd. (Electronics) .............................................            94,000          1,355,769
Keyence Corp. (Electronics) ............................................             5,710          1,883,956
Meitec Corp. (Computer
  Software -- Systems) .................................................            26,200          1,037,330
Mimasu Semiconductor Industry Co.
  Ltd. (Electronics) ...................................................            51,500            941,836
Mitsubishi Electric Corp.
  (Electronics) ........................................................           135,000          1,460,973
Murata Manufacturing Co. Ltd.
  (Electronics) ........................................................            10,000          1,434,766
Nintendo Co. (Entertainment) ...........................................             5,200            907,843
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               249          3,309,672
Nitto Denko Corp. (Industrial Goods
  and Services) ........................................................            24,000            925,339
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) .................................................                85          2,299,679
Pioneer Electronic Corp.
  (Electronics) ........................................................            29,000          1,129,054
Rohm Co. (Electronics) .................................................             6,100          1,782,617
Secom Co. (Consumer Goods
  and Services) ........................................................            23,000          1,680,336
Softbank Corp. (Internet) ..............................................             5,100            692,308
Tokyo Gas Co. Ltd. (Gas) ...............................................           358,000          1,005,694
Ushio, Inc. (Electronics) ..............................................            49,000          1,348,793
Victor Company of Japan
  (Telecommunications) .................................................           130,000          1,145,833
Yahoo Japan Corp. (Internet) ...........................................                 1            396,399
                                                                                                  ------------
                                                                                                  $42,614,281
                                                                                                  ------------
Malaysia -- 0.2%
Malaysian Pacific Industries Berhad
  (Electronics)+ .......................................................            48,000        $   492,645
Resorts World Berhad (Entertainment)+ ..................................            34,000             93,055

16-GGS


Issuer                                                                             Shares             Value
Foreign Stocks -- continued
Malaysia -- continued
Sime Darby Berhad
  (Holding Company)+ ...................................................           74,000         $    95,034
Telekom Malaysia Berhad
  (Telecommunications)+ ................................................           31,000             106,871
Unisem (M) Berhad (Electronics) ........................................           20,000             142,109
                                                                                                  ------------
                                                                                                  $   929,714
                                                                                                  ------------
Mexico -- 1.2%
Cifra S.A. de C.V. (Retail)* ...........................................           83,217         $   195,337
Fomento Economico Mexicano S.A.
  (Food and Beverage Products) .........................................            3,450             148,566
Grupo Continential S.A.
  (Food and Beverage Products) .........................................           79,360              80,642
Grupo Financiero Banorte S.A. de
  C.V. (Finance)* ......................................................          109,850             151,810
Grupo Iusacell S.A. de C.V., ADR
  (Telecommunications)* ................................................           28,880             451,250
Grupo Mexico S.A. (Metals) .............................................           39,570             111,380
Grupo Modelo S.A. de C.V.
  (Brewery) ............................................................          110,420             256,386
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................................................            6,550             451,541
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products) .....................................          131,530             374,234
Organiz Soriana S.A., "B"
  (General Merchandise)* ...............................................           90,830             361,806
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) .............................................           51,180           2,923,658
Tubos de Acero de Mexico S.A.
  (Steel) ..............................................................            5,560              77,145
Wal-Mart de Mexico S.A. de C.V.
  (Retail)* ............................................................            3,830              89,882
                                                                                                  ------------
                                                                                                  $ 5,673,637
                                                                                                  ------------
Netherlands -- 5.0%
ABN Amro Holdings N.V. (Finance) .......................................           19,700         $   482,552
Akzo Nobel N.V. (Chemicals) ............................................           40,120           1,704,286
Fugro N.V. (Engineering)* ..............................................           23,786           1,356,691
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)* .......................................           42,178           1,141,460
ING Groep N.V. (Financial
  Services)* ...........................................................           73,794           4,987,418
Jomed N.V. (Medical and Health
  Products) ............................................................           31,110           1,230,436
Koninklijke (Royal) Philips
  Electronics N.V. (Electronics) .......................................           43,950           2,072,561
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)* .......................................           56,261             719,671
KPN N.V. (Telecommunications)* .........................................           89,466           4,001,189
Libertel N.V. (Cellular
  Telecommunications)* .................................................           58,200             886,146
Royal Dutch Petroleum Co. (Oils) .......................................           57,990           3,603,758
Versatel Telecommunications N.V.
  (Telecommunications)* ................................................           34,950           1,467,984
                                                                                                  ------------
                                                                                                  $23,654,152
                                                                                                  ------------
Peru
Telefonica del Peru S.A., ADR
  (Telecommunications) .................................................           19,090         $   217,149
                                                                                                  ------------
Philippines -- 0.1%
Philippine Long Distance Telephone
  Co. (Utilities -- Telephone) .........................................           20,140         $   357,485
                                                                                                  ------------


Issuer                                                                             Shares            Value
Foreign Stocks -- continued
Poland -- 0.2%
Polski Koncern Naftowy Orlen S.A.,
  GDR (Oils) ...........................................................           22,000         $   205,700
Polski Koncern Naftowy Orlen S.A.,
  GDR (Oils)*## ........................................................           17,930             167,645
Telekomunikacja Polska S.A., GDR
  (Telecommunications)* ................................................           57,100             391,135
                                                                                                  ------------
                                                                                                  $   764,480
                                                                                                  ------------
Russia -- 0.2%
AO Tatneft, ADR (Oils) .................................................           19,200         $   188,400
Lukoil Oil Co., ADR (Oils) .............................................            8,900             440,550
Surgutneftegaz, ADR (Oils and Gas) .....................................           34,600             428,175
                                                                                                  ------------
                                                                                                  $ 1,057,125
                                                                                                  ------------
Singapore -- 2.0%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* .......................................................           33,895         $ 3,050,550
Datacraft Asia Ltd.
  (Telecommunications) .................................................          279,702           2,461,378
DBS Group Holdings Ltd.
  (Financial Services) .................................................           86,132           1,107,518
Natsteel Electronics Ltd.
  (Electronics) ........................................................          297,000             911,729
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ..............................................          216,000             838,228
Singapore Press Holdings Ltd.
  (Printing and Publishing) ............................................           60,000             938,314
                                                                                                  ------------
                                                                                                  $ 9,307,717
                                                                                                  ------------
South Africa -- 0.6%
De Beers Centenary AG
  (Diamonds -- Precious Stones) ........................................           13,321         $   324,184
De Beers Consolidated Mines Ltd.
  (Mining) .............................................................            3,960              96,277
Dimension Data Holdings Ltd.
  (Financial Institutions) .............................................           89,870             743,614
Imperial Holdings Ltd.
  (Conglomerate)* ......................................................           33,700             274,372
Liberty Life Association of Africa
  Ltd. (Insurance) .....................................................           24,162             229,860
Nedcor Ltd.
  (Banks and Credit Cos.)* .............................................           16,256             341,424
Sasol Ltd. (Oils) ......................................................           61,780             414,600
South African Breweries Ltd.
  (Brewery) ............................................................           43,240             322,706
South African Breweries Ltd., ADR
  (Brewery) ............................................................           37,100             270,907
                                                                                                  ------------
                                                                                                  $ 3,017,944
                                                                                                  ------------
South Korea -- 2.0%
Housing & Commercial Bank of
  Korea (Banks and Credit Cos.) ........................................            9,400         $   220,056
Hyundai Electronics Industries Co.
  (Electronics) ........................................................           62,221           1,227,789
Korea Telecom Corp.
  (Telecommunications)* ................................................           38,420           1,858,567
Mirae Corp. (Electronics)* .............................................           85,900             350,180
Mirae Corp., ADR (Electronics)* ........................................            3,590              27,823
Samsung Electro Mechanics Co.
  Ltd. (Electronics) ...................................................            2,800             175,549
Samsung Electronics (Electronics) ......................................           16,142           5,342,540
                                                                                                  ------------
                                                                                                  $ 9,202,504
                                                                                                  ------------

                                                                          17-GGS


Issuer                                                                           Shares              Value
Foreign Stocks -- continued
Spain -- 0.8%
Altadis S.A. (Tobacco)* ................................................            88,490        $ 1,351,561
Cortefiel S.A. (Retail) ................................................            54,690          1,186,145
Telefonica S.A.
  (Telecommunications)* ................................................            53,030        $ 1,139,005
                                                                                                  ------------
                                                                                                  $ 3,676,711
                                                                                                  ------------
Sweden -- 1.9%
Allgon AB, "B" (Electronics) ...........................................            26,530        $   316,013
Ericsson LM, ADR
  (Telecommunications) .................................................           111,100          2,222,000
Saab AB, "B" (Aerospace) ...............................................           299,798          2,516,739
Scandinavia Online Co. (Internet)* .....................................            24,130            361,334
Skandia Forsakrings AB (Insurance) .....................................            51,590          1,363,638
Tele1 Europe Holdings AB
  (Telecommunications)* ................................................             3,210             39,328
Telefonaktiebolaget LM Ericsson AB
  (Telecommunications) .................................................           106,960          2,117,359
                                                                                                  ------------
                                                                                                  $ 8,936,411
                                                                                                  ------------
Switzerland -- 1.4%
Nestle S.A.
  (Food and Beverage Products) .........................................               816        $ 1,633,701
Novartis AG
  (Medical and Health Products) ........................................             2,070          3,279,912
Synthes-Stratec, Inc.
  (Medical and Health Products)* .......................................             3,530          1,606,150
                                                                                                  ------------
                                                                                                  $ 6,519,763
                                                                                                  ------------
Taiwan -- 1.0%
Acer, Inc., GDR
  (Computer Software -- Systems)* ......................................            47,780        $   439,576
Advanced Semiconducor, Inc., GDR
  (Electronics) ........................................................            29,200            489,100
Far Eastern Textile Ltd., GDR
  (Textiles)* ..........................................................             9,940            122,759
Ritek Corp. (Computer -- Software
  Systems)*## ..........................................................            20,489            159,814
Siliconware Precision Industries Co.,
  ADR (Electronics) ....................................................            83,100            768,675
Taipei Fund (Finance)* .................................................               179          1,702,469
Taiwan Semiconductor
  Manufacturing Co. Ltd., ADR
  (Electronics) ........................................................            26,561          1,029,239
                                                                                                  ------------
                                                                                                  $ 4,711,632
                                                                                                  ------------
Thailand -- 0.3%
Hana Microelectronics Public Co.
  Ltd. (Electronics)* ..................................................            30,000        $   222,222
Total Access Communications
  Public Co. Ltd., ADR
  (Telecommunications) .................................................           242,000            972,840
                                                                                                  ------------
                                                                                                  $ 1,195,062
                                                                                                  ------------
Turkey -- 0.2%
Turkiye Garanti Bankasi
  (Banks and Credit Cos.)* .............................................        43,699,120        $   528,584
Vestel Electronic (Electronics)* .......................................         1,264,400            382,355
                                                                                                  ------------
                                                                                                  $   910,939
                                                                                                  ------------
United Kingdom -- 10.3%
Anglo American PLC (Metals) ............................................             6,945        $   330,041
Anglo American PLC, ADR (Metals) .......................................             1,603             75,742
Antofagasta Holdings PLC
  (Minerals) ...........................................................            18,600             99,877
ARM Holdings PLC (Electronics)* ........................................            15,000            160,638



Issuer                                                                             Shares            Value
Foreign Stocks -- continued
United Kingdom -- continued
ARM Holdings PLC, ADR
  (Electronics)* .......................................................            82,500        $  2,712,188
AstraZeneca Group PLC
  (Medical and Health Products) ........................................            57,420           2,679,432
BAE Systems PLC (Aerospace)* ...........................................           460,473           2,869,629
Boots Co. PLC (Retail)* ................................................           120,250             914,908
BP Amoco PLC, ADR (Oils) ...............................................            79,748           4,510,746
British Telecommunications PLC
  (Telecommunications)* ................................................           106,121           1,370,830
Cable & Wireless Communications
  PLC, ADR (Telecommunications)* .......................................           125,460           2,123,536
Capital Radio PLC (Broadcasting) .......................................            40,800             953,483
Carlton Communications PLC
  (Broadcasting) .......................................................            93,080           1,196,739
CGU PLC (Insurance)* ...................................................           163,656           2,723,008
Diageo PLC (Food and Beverage
  Products)* ...........................................................           173,575           1,556,920
HSBC Holdings PLC
  (Banks and Credit Cos.) ..............................................           325,700           3,722,001
HSBC Holdings PLC, HK REG
  (Banks and Credit Cos.) ..............................................           204,400           2,340,308
Lloyds TSB Group PLC
  (Banks and Credit Cos.)* .............................................           108,699           1,025,969
Matalan PLC (Apparel and Textiles) .....................................           108,420             854,420
Next PLC (Retail) ......................................................           110,426             965,436
Reuters Group PLC
  (Business Services) ..................................................            89,230           1,521,105
Royal Bank of Scotland PLC
  (Banks and Credit Cos.)* .............................................            61,820           1,034,209
United News & Media PLC
  (Broadcasting) .......................................................           218,830           3,144,523
Vodafone AirTouch PLC
  (Telecommunications)* ................................................         2,138,655           8,637,266
Vodafone AirTouch PLC, ADR
  (Telecommunications) .................................................            20,400             845,325
                                                                                                  ------------
                                                                                                  $ 48,368,279
                                                                                                  ------------
Venezuela
Mavesa S.A. (Consumer

  Goods and Services) ..................................................            14,440        $     45,125
                                                                                                  ------------
   Total Foreign Stocks ..................................................................        $250,199,552
                                                                                                  ------------
U.S. Stocks -- 45.7%
Banks and Credit Companies -- 0.2%
First Tennessee National Corp. .........................................               200        $      3,313
PNC Bank Corp. .........................................................             8,600             403,125
Providian Financial Corp. ..............................................             4,200             378,000
                                                                                                  ------------
                                                                                                  $    784,438
                                                                                                  ------------
Biotechnology -- 1.0%
Abbott Laboratories, Inc. ..............................................            26,600        $  1,185,363
Abgenix, Inc.* .........................................................             1,200             143,831
Alkermes, Inc.* ........................................................               400              18,850
Genentech, Inc.* .......................................................             7,800           1,341,600
Pharmacia Corp. ........................................................            34,267           1,771,176
Waters Corp.* ..........................................................             2,500             312,031
                                                                                                  ------------
                                                                                                  $  4,772,851
                                                                                                  ------------
Business Machines -- 0.8%
Seagate Technology, Inc.* ..............................................             5,600        $    308,000
Sun Microsystems, Inc.* ................................................            36,000           3,273,750
Texas Instruments, Inc. ................................................             2,600             178,587
                                                                                                  ------------
                                                                                                  $  3,760,337
                                                                                                  ------------

18-GGS


Issuer                                                                               Shares           Value
U.S. Stocks -- continued
Business Services -- 1.3%
Amgen, Inc.* .............................................................           23,400         $ 1,643,850
Automatic Data Processing, Inc. ..........................................           29,600           1,585,450
BEA Systems, Inc.* .......................................................            1,200              59,325
Computer Sciences Corp.* .................................................           16,800           1,254,750
First Data Corp. .........................................................           15,800             784,075
Fiserv, Inc.* ............................................................            2,800             121,100
Insight Enterprises, Inc.* ...............................................              300              17,794
Learning Tree International, Inc.* .......................................            9,100             557,375
Pegasus Systems, Inc.* ...................................................              300               3,262
                                                                                                    -----------
                                                                                                    $ 6,026,981
                                                                                                    -----------
Cellular Telephones -- 1.2%
Motorola, Inc. ...........................................................            3,000         $    87,188
Sprint Corp. (PCS Group)* ................................................           43,100           2,564,450
Voicestream Wireless Corp.* ..............................................           24,432           2,841,365
                                                                                                    -----------
                                                                                                    $ 5,493,003
                                                                                                    -----------
Computer Hardware -- Systems -- 0.2%
Compaq Computer Corp. ....................................................           12,700         $   324,644
Dell Computer Corp.* .....................................................           16,200             798,862
                                                                                                    -----------
                                                                                                    $ 1,123,506
                                                                                                    -----------
Computer Software -- Personal
  Computers -- 1.9%
Mercury Interactive Corp.* ...............................................            4,200         $   406,350
Microsoft Corp.* .........................................................          107,600           8,608,000
                                                                                                    -----------
                                                                                                    $ 9,014,350
                                                                                                    -----------
Computer Software -- Services -- 0.9%
EMC Corp.* ...............................................................           55,100         $ 4,239,256
Internet Commerce Corp.* .................................................              600               8,700
Lightspan, Inc.* .........................................................              360               1,980
                                                                                                    -----------
                                                                                                    $ 4,249,936
                                                                                                    -----------
Computer Software -- Systems -- 8.1%
Ariba, Inc.* .............................................................            1,400         $   137,266
BMC Software, Inc.* ......................................................           46,702           1,703,893
Brocade Communications
  Systems, Inc.* .........................................................            3,200             587,150
Cadence Design Systems, Inc.* ............................................           12,310             250,816
Computer Associates
  International, Inc. ....................................................           21,650           1,108,209
Comverse Technology, Inc.* ...............................................            6,800             632,400
E.piphany, Inc.* .........................................................            1,500             160,781
Foundry Networks, Inc.* ..................................................            1,400             154,000
I2 Technologies, Inc.* ...................................................            3,200             333,650
Oracle Corp.* ............................................................          334,864          28,149,537
Redback Networks, Inc.* ..................................................            1,600             284,800
Siebel Systems, Inc.* ....................................................            8,600           1,406,637
StorageNetworks, Inc.* ...................................................              390              35,198
Sycamore Networks, Inc.* .................................................           11,100           1,225,163
VERITAS Software Corp.* ..................................................           17,400           1,966,472
                                                                                                    -----------
                                                                                                    $38,135,972
                                                                                                    -----------
Conglomerates -- 1.7%
Tyco International Ltd. ..................................................          164,400         $ 7,788,450
                                                                                                    -----------
Consumer Goods and Services
Carson, Inc., "A"* .......................................................           11,600         $    52,200
Philip Morris Cos., Inc. .................................................            3,100              82,344
                                                                                                    -----------
                                                                                                    $   134,544
                                                                                                    -----------
Electrical Equipment -- 0.3%
Capstone Turbine Corp.* ..................................................              250         $    11,266
Emerson Electric Co. .....................................................            2,100             126,788
General Electric Co. .....................................................           23,800           1,261,400



Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Electrical Equipment -- continued
Jabil Circuit, Inc.* .....................................................         2,900          $   143,912
Micrel, Inc.* ............................................................           800               34,750
                                                                                                  -----------
                                                                                                  $ 1,578,116
                                                                                                  -----------
Electronics -- 8.7%
Altera Corp.* ............................................................        60,740          $ 6,191,684
Analog Devices, Inc.* ....................................................        45,800            3,480,800
Applied Materials, Inc.* .................................................         8,700              788,437
Atmel Corp.* .............................................................        13,400              494,125
ATMI, Inc.* ..............................................................           300               13,950
Burr-Brown Corp.* ........................................................           450               39,009
Conductus, Inc.* .........................................................           900               17,775
Credence Systems Corp.* ..................................................           600               33,113
Flextronics International Ltd.* ..........................................        19,700            1,353,144
Intel Corp. ..............................................................        52,300            6,991,856
Lam Research Corp.* ......................................................        18,200              682,500
Linear Technology Corp. ..................................................        21,600            1,381,050
LSI Logic Corp.* .........................................................        29,400            1,591,275
LTX Corp.* ...............................................................           800               27,950
Marvell Technology Group Ltd.* ...........................................           200               11,400
Maxim Integrated Products, Inc.* .........................................           400               27,175
Microchip Technology, Inc.* ..............................................           300               17,480
Micron Technology, Inc.* .................................................        90,000            7,925,625
National Semiconductor Corp.* ............................................        26,000            1,475,500
Novellus Systems, Inc.* ..................................................         2,500              141,406
Photronics, Inc.* ........................................................           400               11,350
PMC-Sierra, Inc.* ........................................................         3,600              639,675
Quanta Services, Inc.* ...................................................           450               24,750
Sanmina Corp.* ...........................................................        12,780            1,092,690
SDL, Inc.* ...............................................................           800              228,150
SIPEX Corp.* .............................................................         1,700               47,069
Solectron Corp.* .........................................................        16,400              686,750
Teradyne, Inc.* ..........................................................        13,500              992,250
Xilinx, Inc.* ............................................................        51,020            4,212,339
                                                                                                  -----------
                                                                                                  $40,620,277
                                                                                                  -----------
Energy -- 0.2%
Devon Energy Corp. .......................................................         5,700          $   320,269
Dynegy, Inc. .............................................................         9,500              648,968
                                                                                                  -----------
                                                                                                  $   969,237
                                                                                                  -----------
Entertainment -- 0.5%
Clear Channel Communications, Inc.* ......................................         8,100          $   607,500
International Speedway Corp. .............................................           512               21,184
USA Networks, Inc.* ......................................................        20,400              441,150
Viacom, Inc., "B"* .......................................................        19,700            1,343,294
                                                                                                  -----------
                                                                                                  $ 2,413,128
                                                                                                  -----------
Finance -- 0.3%
R.O.C. Taiwan Fund* ......................................................       151,750          $ 1,318,328
                                                                                                  -----------
Financial Institutions -- 0.9%
American Express Co. .....................................................         7,700          $   401,362
Charter One Financial, Inc. ..............................................         4,900              112,700
Citigroup, Inc. ..........................................................        24,000            1,446,000
Golden West Financial Corp. ..............................................        10,100              412,206
Household International, Inc. ............................................         8,400              349,125
Merrill Lynch & Co., Inc. ................................................        12,200            1,403,000
State Street Corp. .......................................................         1,200              127,275
Waddell & Reed Financial, Inc., "A" ......................................           450               14,766
                                                                                                  -----------
                                                                                                  $ 4,266,434
                                                                                                 -----------
Financial Services -- 0.2%
AXA Financial, Inc. ......................................................        13,300          $   452,200
Mellon Financial Corp. ...................................................        11,000              400,812
                                                                                                  -----------
                                                                                                  $   853,012
                                                                                                  -----------

                                                                          19-GGS


Issuer                                                                               Shares              Value
U.S. Stocks -- continued
Food and Beverage Products -- 0.2%
Anheuser-Busch Cos., Inc. ..............................................            5,900             $   440,656
Coca-Cola Co. ..........................................................            8,800                 505,450
                                                                                                      ------------
                                                                                                      $   946,106
                                                                                                      ------------
Insurance -- 0.3%
American International Group, Inc. .....................................            7,000             $   822,500
Hartford Financial Services Group,
  Inc. .................................................................            6,400                 358,000
                                                                                                      ------------
                                                                                                      $ 1,180,500
                                                                                                      ------------
Internet -- 1.2%
Art Technology Group, Inc.* ............................................              600             $    60,563
Juniper Networks, Inc.* ................................................            8,000               1,164,500
Satyam Infoway Ltd.* ...................................................            3,580                  79,655
VeriSign, Inc.* ........................................................           22,535               3,977,427
VIA Net.Works, Inc.* ...................................................           15,120                 233,415
                                                                                                      ------------
                                                                                                      $ 5,515,560
                                                                                                      ------------
Medical and Health Products -- 1.0%
Allergan, Inc. .........................................................            4,600             $   342,700
Alza Corp.* ............................................................            2,200                 130,075
American Home Products Corp. ...........................................            4,500                 264,375
Bausch & Lomb, Inc. ....................................................            5,800                 448,775
Bristol-Myers Squibb Co. ...............................................           11,200                 652,400
Immunex Corp.* .........................................................           13,500                 667,406
Pfizer, Inc. ...........................................................           50,100               2,404,800
                                                                                                      ------------
                                                                                                      $ 4,910,531
                                                                                                      ------------
Medical and Health Technology
  and Services -- 0.8%
Allscripts, Inc.* ......................................................              475             $    10,925
BioSource International, Inc.* .........................................            2,600                  57,850
BioSphere Medical, Inc.* ...............................................              900                  12,600
Cardinal Health, Inc. ..................................................            8,100                 599,400
Human Genome Sciences, Inc.* ...........................................              400                  53,350
Medimmune, Inc.* .......................................................            4,900                 362,600
Merrill Lynch Biotech Holding
  Company Depository Receipts* .........................................            5,100                 907,800
PE Corp.-PE Biosystems Group ...........................................           22,500               1,482,187
Quest Diagnostics, Inc.* ...............................................            1,700                 127,075
                                                                                                      ------------
                                                                                                      $ 3,613,787
                                                                                                      ------------
Office Equipment
United Stationers, Inc.* ...............................................              500             $    16,188
                                                                                                      ------------
Oil Services -- 0.5%
Baker Hughes, Inc. .....................................................           28,500             $   912,000
Global Marine, Inc.* ...................................................           13,800                 388,988
Halliburton Co. ........................................................            8,000                 377,500
Noble Affiliates, Inc. .................................................            2,700                 100,575
Noble Drilling Corp.* ..................................................           14,600                 601,337
Weatherford International, Inc.* .......................................              500                  19,906
                                                                                                      ------------
                                                                                                      $ 2,400,306
                                                                                                      ------------
Oils -- 1.2%
Anadarko Petroleum Corp. ...............................................           12,100             $   596,681
Apache Corp. ...........................................................            7,300                 429,331
Coastal Corp. ..........................................................           18,300               1,114,013
EOG Resources, Inc. ....................................................           50,300               1,685,050
Grant Pride Co., Inc.* .................................................              500                  12,500
Santa Fe International Corp. ...........................................           34,900               1,219,319




Issuer                                                                              Shares               Value
U.S. Stocks -- continued
Oils -- continued
Transocean Sedco Forex, Inc. ...........................................            6,400             $    342,000
                                                                                                      ------------
                                                                                                      $  5,398,894
                                                                                                      ------------
Pharmaceuticals -- 0.7%
Andrx Corp.* ...........................................................            1,000             $     63,922
Sepracor, Inc.* ........................................................           25,400                3,063,875
                                                                                                      ------------
                                                                                                      $  3,127,797
                                                                                                      ------------
Retail -- 0.7%
CVS Corp. ..............................................................           19,700             $    788,000
Kohl's Corp.* ..........................................................            2,200                  122,375
RadioShack Corp. .......................................................           20,900                  990,137
Wal-Mart Stores, Inc. ..................................................           26,800                1,544,350
                                                                                                      ------------
                                                                                                      $  3,444,862
                                                                                                      ------------
Supermarkets -- 0.8%
Albertsons, Inc. .......................................................           13,800             $    458,850
Kroger Co.* ............................................................           10,700                  236,069
Safeway, Inc.* .........................................................           62,800                2,833,850
                                                                                                      ------------
                                                                                                      $  3,528,769
                                                                                                      ------------
Telecommunications -- 9.0%
ADC Telecommunications, Inc. * .........................................           23,220             $  1,947,578
Amdocs Ltd.* ...........................................................            5,450                  418,288
AT&T Corp., "A"* .......................................................           37,700                  914,225
Cabletron Systems, Inc.* ...............................................           11,800                  297,950
CIENA Corp.* ...........................................................           28,300                4,717,256
Cisco Systems, Inc.* ...................................................          232,100               14,752,856
Corning, Inc. ..........................................................           22,500                6,072,188
Emulex Corp.* ..........................................................            1,900                  124,806
Intermedia Communications, Inc.* .......................................              400                   11,900
ITC Deltacom, Inc.* ....................................................              500                   11,156
JDS Uniphase Corp.* ....................................................           13,142                1,575,397
Lucent Technologies, Inc. ..............................................            2,000                  118,500
Metromedia Fiber Network, Inc., "A"* ...................................           75,100                2,980,531
MGC Communications, Inc.* ..............................................            3,600                  215,775
MRV Communications, Inc.* ..............................................            2,000                  134,500
New Focus, Inc.* .......................................................              160                   13,140
NEXTEL Communications, Inc.* ...........................................            9,500                  581,281
Nextlink Communications, Inc., "A"*                                                 1,200                   45,525
NTL, Inc.* .............................................................           26,906                1,610,997
ONI Systems Corp.* .....................................................              330                   38,677
Scientific-Atlanta, Inc. ...............................................              300                   22,350
Sprint Corp. ...........................................................           16,700                  851,700
Tellabs, Inc.* .........................................................           26,400                1,806,750
UnitedGlobalCom, Inc.* .................................................           14,570                  681,148
UTStarcom, Inc.* .......................................................              760                   23,085
WorldCom, Inc.* ........................................................           44,800                2,055,200
                                                                                                      ------------
                                                                                                      $ 42,022,759
                                                                                                      ------------
Utilities -- Electric -- 0.8%
AES Corp.* .............................................................           18,000             $    821,250
Calpine Corp.* .........................................................           48,000                3,156,000
                                                                                                      ------------
                                                                                                      $  3,977,250
                                                                                                      ------------
Utilities -- Gas -- 0.1%
Enron Corp. ............................................................           10,400             $    670,800
                                                                                                      ------------
  Total U.S. Stocks .....................................................................             $214,057,009
                                                                                                      ------------
  Total Stocks
    (Identified Cost, $385,535,795) .....................................................             $464,256,561
                                                                                                      ------------

20-GGS


Issuer                                                                              Shares              Value
Warrant
Acclaim Entertainment, Inc.*
  (Identified Cost, $0) ............                                                 771            $        458
                                                                                                    ------------
Short-Term Obligation -- 0.4%
                                                                                Principal Amount
                                                                                 (000 Omitted)
Associates First Capital Corp.,
  due 7/03/00, at Amortized Cost ...                                              $1,851            $  1,850,290
                                                                                                    ------------
  Total Investments
    (Identified Cost, $387,386,085) .........                                                       $466,107,309
                                                                                                    ------------
Other Assets,
  Less Liabilities -- 0.5%                                                                             2,381,721
                                                                                                    ------------
  Net Assets -- 100.0% ......................                                                       $468,489,030
                                                                                                    ============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Managed Sectors Series
Stocks -- 92.1%



Issuer                                                                           Shares             Value
Consumer Goods and Services -- 0.7%
Anheuser-Busch Cos., Inc. ..............................................         12,900           $   963,469
Coca-Cola Co. ..........................................................         30,800             1,769,075
Keebler Foods Co. ......................................................         26,700               991,237
PepsiCo., Inc. .........................................................         23,500             1,044,281
Philip Morris Cos., Inc. ...............................................          7,800               207,188
                                                                                                  -----------
                                                                                                  $ 4,975,250
                                                                                                  -----------
Energy -- 5.0%
Anadarko Petroleum Corp. ...............................................         34,300           $ 1,691,419
Apache Corp. ...........................................................         20,000             1,176,250
Baker Hughes, Inc. .....................................................        136,100             4,355,200
Devon Energy Corp. .....................................................         30,400             1,708,100
EOG Resources, Inc. ....................................................        236,200             7,912,700
Global Marine, Inc.* ...................................................         93,600             2,638,350
Halliburton Co. ........................................................         43,000             2,029,063
Kerr McGee Corp. .......................................................          5,900               347,731
Noble Affiliates, Inc. .................................................          7,100               264,475
Noble Drilling Corp.* ..................................................        119,400             4,917,787
Transocean Sedco Forex, Inc. ...........................................         42,200             2,255,062
Weatherford International, Inc.* .......................................         99,100             3,945,419
                                                                                                  -----------
                                                                                                  $33,241,556
                                                                                                  -----------
Financial Services -- 5.6%
American Express Co. ...................................................         21,700           $ 1,131,113
American International Group, Inc. .....................................         81,100             9,529,250
AXA Financial, Inc. ....................................................         63,200             2,148,800
Charter One Financial, Inc. ............................................         79,100             1,819,300
CIGNA Corp. ............................................................         14,300             1,337,050
Citigroup, Inc. ........................................................         68,900             4,151,225
Comerica, Inc. .........................................................         52,100             2,337,987
First Data Corp. .......................................................         53,300             2,645,012
Fiserv, Inc.* ..........................................................          7,000               302,750
Golden West Financial Corp. ............................................         56,500             2,305,906
Hartford Financial Services
  Group, Inc. ..........................................................          6,900               385,969
Household International, Inc. ..........................................         23,600               980,875
Mellon Financial Corp. .................................................         46,800             1,705,275
Merrill Lynch & Co., Inc. ..............................................         48,600             5,589,000
PNC Bank Corp. .........................................................         25,900             1,214,063
Providian Financial Corp. ..............................................            800                72,000
State Street Corp. .....................................................            700                74,244
                                                                                                  -----------
                                                                                                  $37,729,819
                                                                                                  -----------
Health Care -- 15.2%
Abbott Laboratories, Inc. ..............................................        103,300           $ 4,603,306
Abgenix, Inc.* .........................................................         20,800             2,493,075
Affymetrix, Inc.* ......................................................          5,500               908,188
Alkermes, Inc.* ........................................................         12,400               584,350
Allergan, Inc. .........................................................         31,700             2,361,650
Alza Corp.* ............................................................         25,200             1,489,950
American Home Products Corp. ...........................................            600                35,250
Amgen, Inc.* ...........................................................         66,700             4,685,675
Amylin Pharmaceuticals, Inc.* ..........................................         41,500               630,281
Andrx Corp.* ...........................................................         59,400             3,796,959
Bausch & Lomb, Inc. ....................................................         23,100             1,787,363
BioSource International, Inc.* .........................................         63,100             1,403,975
BioSphere Medical, Inc.* ...............................................          2,200                30,800
Bristol-Myers Squibb Co. ...............................................         18,900             1,100,925
Cardinal Health, Inc. ..................................................         12,300               910,200
Celgene Corp.* .........................................................         25,100             1,477,763
CV Therapeutics, Inc.* .................................................          9,600               665,400
Express Scripts, Inc.* .................................................         40,500             2,516,063
Forest Laboratories, Inc.* .............................................         13,200             1,333,200
Genentech, Inc.* .......................................................         43,100             7,413,200
Human Genome Sciences, Inc.* ...........................................         31,800             4,241,325
Immunex Corp.* .........................................................        107,900             5,334,306
IVAX Corp.* ............................................................         36,100             1,498,150

                                                                          21-MSS


Issuer                                                                                Shares             Value
Health Care -- continued
Medarex, Inc.* ...........................................................            12,800         $  1,081,600
Medigene AG (Germany)* ...................................................             1,100               71,404
Medimmune, Inc.* .........................................................            64,900            4,802,600
Merrill Lynch Biotech Holding
  Company Depository Receipts* ...........................................            19,000            3,382,000
Millennium Pharmaceuticals, Inc.* ........................................            29,200            3,266,750
PE Corp.-PE Biosystems Group .............................................            68,700            4,525,612
Pfizer, Inc. .............................................................           269,450           12,933,600
Pharmacia Corp. ..........................................................             6,484              335,142
Protein Design Labs, Inc.* ...............................................             3,800              626,822
QIAGEN N.V. (Netherlands)* ...............................................             2,100              365,400
Quest Diagnostics, Inc.* .................................................            40,300            3,012,425
Sepracor, Inc.* ..........................................................            77,300            9,324,312
St. Jude Medical, Inc.* ..................................................            45,000            2,064,375
Teva Pharmaceutical Industries Ltd.,
  ADR (Israel) ...........................................................            81,300            4,507,069
                                                                                                     ------------
                                                                                                     $101,600,465
                                                                                                     ------------
Industrial -- Goods and Services -- 1.5%
C & D Technologies, Inc. .................................................            16,800         $    949,200
Capstone Turbine Corp.* ..................................................               730               32,896
Emerson Electric Co. .....................................................             1,100               66,413
Grant Pride Co., Inc.* ...................................................            59,100            1,477,500
Millipore Corp. ..........................................................             4,900              369,337
Power One, Inc.* .........................................................            51,150            5,827,903
Tyco International Ltd. (Bermuda) ........................................            23,500            1,113,312
                                                                                                     ------------
                                                                                                     $  9,836,561
                                                                                                     ------------
Leisure -- 1.1%
Clear Channel Communications,
  Inc.* ..................................................................            13,900         $  1,042,500
USA Networks, Inc.* ......................................................            57,600            1,245,600
Viacom, Inc., "B"* .......................................................            56,600            3,859,413
Victor Company of Japan (Japan) ..........................................           112,000              987,179
                                                                                                     ------------
                                                                                                     $  7,134,692
                                                                                                     ------------
Retail -- 0.5%
Albertsons, Inc. .........................................................             9,800         $    325,850
CVS Corp. ................................................................             1,700               68,000
Kohl's Corp.* ............................................................             1,200               66,750
Kroger Co.* ..............................................................             7,200              158,850
RadioShack Corp. .........................................................            16,700              791,162
Safeway, Inc.* ...........................................................            48,200            2,175,025
Wal-Mart Stores, Inc. ....................................................             1,100               63,388
                                                                                                     ------------
                                                                                                     $  3,649,025
                                                                                                     ------------
Technology -- 40.5%
Akamai Technologies, Inc.* ...............................................            20,400         $  2,422,181
Altera Corp.* ............................................................            21,700            2,212,044
Amdocs Ltd.* .............................................................            39,300            3,016,275
Analog Devices, Inc.* ....................................................           128,600            9,773,600
Applied Materials, Inc.* .................................................            24,600            2,229,375
Ariba, Inc.* .............................................................            12,500            1,225,586
ARM Holdings PLC, ADR (United
  Kingdom)* ..............................................................            73,500            2,416,312
Art Technology Group, Inc.* ..............................................             9,300              938,719
Atmel Corp.* .............................................................            38,500            1,419,688
AudioCodes Ltd. (Israel)* ................................................             6,000              720,000
Automatic Data Processing, Inc. ..........................................            82,500            4,418,906
BEA Systems, Inc.* .......................................................             2,100              103,819
Brocade Communications
  Systems, Inc.* .........................................................            13,900            2,550,433
Cabletron Systems, Inc.* .................................................             3,500               88,375
Check Point Software Technologies
  Ltd. (Israel)* .........................................................            43,400            9,189,950
Cisco Systems, Inc.* .....................................................           249,300           15,846,131




Issuer                                                                               Shares             Value
Technology -- continued
Coherent, Inc.* ..........................................................           12,700         $  1,065,213
Compaq Computer Corp. ....................................................           36,400              930,475
Computer Associates
  International, Inc. ....................................................            1,000               51,188
Computer Sciences Corp.* .................................................            7,300              545,219
Conductus, Inc.* .........................................................           48,000              948,000
Dell Computer Corp.* .....................................................           25,100            1,237,744
Digital Lightwave, Inc.* .................................................           19,400            1,950,912
E.piphany, Inc.* .........................................................           12,300            1,318,406
EMC Corp.* ...............................................................          155,400           11,956,087
Emulex Corp.* ............................................................           16,200            1,064,138
Entrust Technologies, Inc.* ..............................................           22,800            1,886,700
Ericsson LM, ADR (Sweden) ................................................          176,200            3,524,000
Extreme Networks, Inc.* ..................................................            9,800            1,033,900
Flextronics International Ltd.* ..........................................           58,300            4,004,481
Foundry Networks, Inc.* ..................................................            8,800              968,000
General Electric Co. .....................................................           65,200            3,455,600
Global Crossing Ltd. (Bermuda)* ..........................................           77,500            2,039,219
Harris Corp. .............................................................           11,300              370,075
I2 Technologies, Inc.* ...................................................           11,900            1,240,761
Integrated Device Technology, Inc.* ......................................           15,500              928,063
Intel Corp. ..............................................................          145,000           19,384,687
Internet Commerce Corp.* .................................................           12,700              184,150
Jabil Circuit, Inc.* .....................................................            8,600              426,775
JDS Uniphase Corp.* ......................................................           36,756            4,406,125
Juniper Networks, Inc.* ..................................................           41,100            5,982,619
Lam Research Corp.* ......................................................           11,300              423,750
Lightspan, Inc.* .........................................................            1,080                5,940
LSI Logic Corp.* .........................................................           84,400            4,568,150
Lucent Technologies, Inc. ................................................            5,700              337,725
Macromedia, Inc.* ........................................................            6,600              638,138
Mercury Interactive Corp.* ...............................................           17,300            1,673,775
Metromedia Fiber Network, Inc., "A"*......................................          214,560            8,515,350
Micron Technology, Inc.* .................................................          265,400           23,371,787
Microsoft Corp.* .........................................................           61,800            4,944,000
Mobility Electronics, Inc.* ..............................................           13,910              180,830
Motorola, Inc. ...........................................................            8,800              255,750
MRV Communications, Inc.* ................................................           58,800            3,954,300
National Semiconductor Corp.* ............................................           73,400            4,165,450
New Focus, Inc.* .........................................................              470               38,599
Nokia Corp., ADR (Finland) ...............................................           70,900            3,540,569
Novellus Systems, Inc.* ..................................................            1,400               79,188
Oracle Corp.* ............................................................          145,200           12,205,875
PMC-Sierra, Inc.* ........................................................           17,500            3,109,531
Sanmina Corp.* ...........................................................           37,320            3,190,860
SAP AG, ADR (Germany) ....................................................            1,200               56,325
SDL, Inc.* ...............................................................           11,400            3,251,137
Seagate Technology, Inc.* ................................................           16,700              918,500
Siebel Systems, Inc.* ....................................................           28,500            4,661,531
Solectron Corp.* .........................................................            1,900               79,563
Stanford Microdevices, Inc.* .............................................            8,900              386,594
StorageNetworks, Inc.* ...................................................            1,110              100,178
Sun Microsystems, Inc.* ..................................................          101,420            9,222,881
Sycamore Networks, Inc.* .................................................           48,100            5,309,037
Tektronix, Inc. ..........................................................            5,000              370,000
Teradyne, Inc.* ..........................................................           20,900            1,536,150
Texas Instruments, Inc. ..................................................            7,500              515,156
TIBCO Software, Inc.* ....................................................           20,100            2,155,411
Tollgrade Communications, Inc.* ..........................................           10,000            1,325,000
VeriSign, Inc.* ..........................................................           77,077           13,604,090
VERITAS Software Corp.* ..................................................           66,600            7,526,841
Waters Corp.* ............................................................           33,300            4,156,256
Xilinx, Inc.* ............................................................          143,800           11,872,487
                                                                                                    ------------
                                                                                                    $271,720,635
                                                                                                    ------------

22-MSS


Issuer                                                                             Shares             Value
Utilities and Communications -- 22.0%
ADC Telecommunications, Inc.* ..........................................         116,214          $  9,747,449
AES Corp.* .............................................................         169,200             7,719,750
Aether Systems, Inc.* ..................................................           5,700             1,168,500
Alcatel Alsthom Compagnie, ADR
  (France) .............................................................          50,900             3,384,850
Allegiance Telecom, Inc.* ..............................................          11,400               729,600
AT&T Corp., "A"* .......................................................         121,100             2,936,675
Calpine Corp.* .........................................................         119,700             7,870,275
CIENA Corp.* ...........................................................          77,600            12,934,950
Coastal Corp. ..........................................................          61,900             3,768,163
Comverse Technology, Inc.* .............................................          40,300             3,747,900
Corning, Inc. ..........................................................          71,600            19,323,050
Dynegy, Inc. ...........................................................          18,800             1,284,275
Enron Corp. ............................................................          14,800               954,600
Intermedia Communications, Inc.* .......................................             700                20,825
Linear Technology Corp. ................................................          63,500             4,060,031
Marvell Technology Group Ltd.* .........................................             600                34,200
McLeodUSA, Inc., "A"* ..................................................          13,700               283,419
MGC Communications, Inc.* ..............................................          19,900             1,192,756
NEXTEL Communications, Inc.* ...........................................          26,700             1,633,706
Nextlink Communications, Inc., "A"* ....................................           3,800               144,163
Nortel Networks Corp. (Canada) .........................................         381,200            26,016,900
ONI Systems Corp.* .....................................................             970               113,687
Quanta Services, Inc.* .................................................          11,600               638,000
Rational Software Corp.* ...............................................          16,300             1,514,881
Redback Networks, Inc.* ................................................          22,200             3,951,600
Scientific-Atlanta, Inc. ...............................................          27,600             2,056,200
Sonera Oyj (Finland) ...................................................          29,100             1,326,441
Sprint Corp. ...........................................................          11,000               561,000
Sprint Corp. (PCS Group)* ..............................................         123,100             7,324,450
Tellabs, Inc.* .........................................................          75,500             5,167,031
Vodafone AirTouch PLC (United
  Kingdom)* ............................................................         919,759             3,714,579
Vodafone AirTouch PLC, ADR
  (United Kingdom) .....................................................          41,500             1,719,656
Voicestream Wireless Corp.* ............................................          37,969             4,415,676
WorldCom, Inc.* ........................................................         128,900             5,913,288
                                                                                                  ------------
                                                                                                  $147,372,526
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $561,524,572) ....................................................          $617,260,529
                                                                                                  ------------
Warrant
Acclaim Entertainment, Inc.*
  (Identified Cost, $0) ................................................           7,918          $      4,701
                                                                                                  ------------
Short-Term Obligations -- 8.5%
                                                                             Principal Amount
                                                                              (000 Omitted)
Federal Home Loan Bank,
  due 7/03/00 ..........................................................         $    15          $     14,995
General Electric Capital Corp.,
  due 7/03/00 ..........................................................          25,000            24,990,347
Salomon Smith Barney Holdings,
  Inc., due 7/03/00 ....................................................          31,775            31,762,996
                                                                                                  ------------
  Total Short-Term Obligations, at Amortized Cost ......................................          $ 56,768,338
                                                                                                  ------------
  Total Investments
    (Identified Cost, $618,292,910) ....................................................          $674,033,568
                                                                                                  ------------
Other Assets,
  Less Liabilities -- (0.6)%                                                                        (3,868,639)
                                                                                                  ------------
  Net Assets -- 100.0% .................................................................          $670,164,929
                                                                                                  ------------

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Massachusetts Investors Trust Series
Stocks -- 94.7%


Issuer                                                                             Shares             Value
U.S. Stocks -- 84.4%
Aerospace -- 3.4%
Boeing Co. .............................................................         417,900          $17,473,444
General Dynamics Corp. .................................................         168,200            8,788,450
TRW, Inc. ..............................................................         136,000            5,899,000
United Technologies Corp. ..............................................         726,300           42,760,912
                                                                                                  --------------
                                                                                                  $74,921,806
                                                                                                  --------------
Automotive -- 0.2%
Delphi Automotive Systems Corp. ........................................         271,600          $ 3,955,175
                                                                                                  --------------
Banks and Credit Companies -- 2.0%
Bank of New York Co., Inc. .............................................          84,700          $ 3,938,550
Capital One Financial Corp. ............................................         123,900            5,529,037
Chase Manhattan Corp. ..................................................          57,900            2,667,019
Providian Financial Corp. ..............................................          42,500            3,825,000
U.S. Bancorp ...........................................................         650,653           12,525,070
Wells Fargo Co. ........................................................         382,800           14,833,500
                                                                                                  --------------
                                                                                                  $43,318,176
                                                                                                  --------------
Biotechnology -- 2.6%
Abbott Laboratories, Inc. ..............................................         138,600          $ 6,176,363
Pharmacia Corp. ........................................................         971,781           50,228,930
                                                                                                  --------------
                                                                                                  $56,405,293
                                                                                                  --------------
Business Machines -- 4.1%
Hewlett-Packard Co. ....................................................         403,600          $50,399,550
International Business Machines
  Corp. ................................................................          88,700            9,718,194
Sun Microsystems, Inc.* ................................................         311,400           28,317,937
Texas Instruments, Inc. ................................................          37,100            2,548,306
                                                                                                  --------------
                                                                                                  $90,983,987
                                                                                                  --------------
Business Services -- 2.9%
Automatic Data Processing, Inc. ........................................         473,800          $25,377,912
Computer Sciences Corp.* ...............................................         206,100           15,393,094
DST Systems, Inc.* .....................................................          38,450            2,927,006
First Data Corp. .......................................................         424,100           21,045,963
                                                                                                  --------------
                                                                                                  $64,743,975
                                                                                                  --------------
Cellular Telephones -- 1.7%
Motorola, Inc. .........................................................         831,786          $24,173,781
Sprint Corp. (PCS Group)* ..............................................         231,100           13,750,450
                                                                                                  --------------
                                                                                                  $37,924,231
                                                                                                  --------------
Chemicals -- 1.0%
Air Products & Chemicals, Inc. .........................................         284,700          $ 8,772,319
Dow Chemical Co. .......................................................          29,100              878,456
E.I. du Pont de Nemours & Co., Inc. ....................................          57,400            2,511,250
Rohm & Haas Co. ........................................................         313,100           10,801,950
                                                                                                  --------------
                                                                                                  $22,963,975
                                                                                                  --------------
Computer Hardware -- Systems -- 1.1%
Compaq Computer Corp. ..................................................         246,100          $ 6,290,931
Dell Computer Corp.* ...................................................         368,700           18,181,519
                                                                                                  --------------
                                                                                                  $24,472,450
                                                                                                  --------------
Computer Software -- Personal
  Computers -- 2.6%

America Online, Inc.* ..................................................          42,400          $ 2,236,600
Microsoft Corp.* .......................................................         677,200           54,176,000
                                                                                                  --------------
                                                                                                  $56,412,600
                                                                                                  --------------
Computer Software -- Services -- 0.6%
EMC Corp.* .............................................................         167,800          $12,910,113
                                                                                                  --------------
Computer Software -- Systems -- 2.0%
BMC Software, Inc.* ....................................................          93,000          $ 3,393,047
Computer Associates
  International, Inc. ..................................................         193,525            9,906,061
Oracle Corp.* ..........................................................         239,350           20,120,359
Rational Software Corp.* ...............................................          62,200            5,780,712

                                                                         23-MITS


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Computer Software -- Systems -- continued
VERITAS Software Corp.* ................................................            36,000        $  4,068,563
                                                                                                  --------------
                                                                                                  $ 43,268,742
                                                                                                  --------------
Conglomerates -- 1.0%
Tyco International Ltd. ................................................           459,700        $ 21,778,288
                                                                                                  --------------
Consumer Goods and Services -- 1.3%
Philip Morris Cos., Inc. ...............................................           149,120        $  3,961,000
Cintas Corp. ...........................................................            69,250           2,540,609
Clorox Co. .............................................................            75,500           3,383,344
Colgate-Palmolive Co. ..................................................           247,200          14,801,100
Gillette Co. ...........................................................            80,300           2,805,481
Procter & Gamble Co. ...................................................            23,800           1,362,550
                                                                                                  --------------
                                                                                                  $ 28,854,084
                                                                                                  --------------
Electrical Equipment -- 4.2%
Emerson Electric Co. ...................................................           237,300        $ 14,326,987
General Electric Co. ...................................................         1,497,800          79,383,400
                                                                                                  --------------
                                                                                                  $ 93,710,387
                                                                                                  --------------
Electronics -- 4.8%
Agilent Technologies, Inc.* ............................................            26,545        $  1,957,694
Analog Devices, Inc.* ..................................................            34,000           2,584,000
Flextronics International Ltd.* ........................................             2,900             199,194
Intel Corp. ............................................................           582,200          77,832,862
LSI Logic Corp.* .......................................................            38,100           2,062,163
Micron Technology, Inc.* ...............................................            67,800           5,970,637
National Semiconductor Corp.* ..........................................           207,400          11,769,950
Solectron Corp.* .......................................................           109,500           4,585,312
                                                                                                  --------------
                                                                                                  $106,961,812
                                                                                                  --------------
Energy -- 0.4%
TXU Corp. ..............................................................           304,300        $  8,976,850
                                                                                                  --------------
Entertainment -- 1.8%
Infinity Broadcasting Corp., "A"* ......................................           179,000        $  6,522,312
Time Warner, Inc. ......................................................           336,400          25,566,400
Viacom, Inc., "B"* .....................................................           128,900           8,789,369
                                                                                                  --------------
                                                                                                  $ 40,878,081
                                                                                                  --------------
Financial Institutions -- 4.6%
American Express Co. ...................................................           288,900        $ 15,058,913
Citigroup, Inc. ........................................................           260,150          15,674,037
Federal National Mortgage Assn. ........................................           206,400          10,771,500
Freddie Mac Corp. ......................................................           624,100          25,276,050
Merrill Lynch & Co., Inc. ..............................................            14,300           1,644,500
State Street Corp. .....................................................           310,100          32,889,981
                                                                                                  --------------
                                                                                                  $101,314,981
                                                                                                  --------------
Financial Services -- 0.7%
AXA Financial, Inc. ....................................................           443,000        $ 15,062,000
                                                                                                  --------------
Food and Beverage Products -- 2.4%
Anheuser-Busch Cos., Inc. ..............................................           220,800        $ 16,491,000
Coca-Cola Co. ..........................................................           264,100          15,169,244
PepsiCo., Inc. .........................................................            82,700           3,674,981
Quaker Oats Co. ........................................................           232,700          17,481,587
                                                                                                  --------------
                                                                                                  $ 52,816,812
                                                                                                  --------------
Insurance -- 3.5%
American International Group, Inc. .....................................           204,725        $ 24,055,187
CIGNA Corp. ............................................................           103,200           9,649,200
Hartford Financial Services
  Group, Inc. ..........................................................           561,300          31,397,719
Lincoln National Corp. .................................................            66,300           2,395,088
Marsh & McLennan Cos., Inc. ............................................            52,200           5,451,637
St. Paul Cos., Inc. ....................................................           117,100           3,996,038
                                                                                                  --------------
                                                                                                  $ 76,944,869
                                                                                                  --------------




Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Machinery -- 1.6%
Deere & Co., Inc. ......................................................           587,800        $ 21,748,600
Ingersoll Rand Co. .....................................................           228,200           9,185,050
W.W. Grainger, Inc. ....................................................           118,700           3,657,444
                                                                                                  --------------
                                                                                                  $ 34,591,094
                                                                                                  --------------
Medical and Health Products -- 6.8%
American Home Products Corp. ...........................................           224,500        $ 13,189,375
Bausch & Lomb, Inc. ....................................................           130,300          10,081,962
Bristol-Myers Squibb Co. ...............................................           680,500          39,639,125
Johnson & Johnson Co. ..................................................            31,400           3,198,875
Pfizer, Inc. ...........................................................         1,579,225          75,802,800
Schering Plough Corp. ..................................................           165,300           8,347,650
                                                                                                  --------------
                                                                                                  $150,259,787
                                                                                                  --------------
Medical and Health Technology
  and Services -- 1.3%
Medtronic, Inc. ........................................................           403,826        $ 20,115,583
PE Corp.-PE Biosystems Group ...........................................            26,400           1,739,100
UnitedHealth Group, Inc.* ..............................................            77,600           6,654,200
                                                                                                  --------------
                                                                                                  $ 28,508,883
                                                                                                  --------------
Oil Services -- 0.7%
Baker Hughes, Inc. .....................................................           416,400        $ 13,324,800
Global Marine, Inc.* ...................................................           114,600           3,230,288
                                                                                                  --------------
                                                                                                  $ 16,555,088
                                                                                                  --------------
Oils -- 5.1%
Chevron Corp. ..........................................................            82,470        $  6,994,487
Coastal Corp. ..........................................................           400,100          24,356,087
Conoco, Inc. ...........................................................           753,400          18,505,388
Exxon Mobil Corp. ......................................................           681,942          53,532,447
Transocean Sedco Forex, Inc. ...........................................           156,000           8,336,250
                                                                                                  --------------
                                                                                                  $111,724,659
                                                                                                  --------------
Printing and Publishing -- 2.1%
Gannett Co., Inc. ......................................................           279,500        $ 16,717,594
New York Times Co. .....................................................           436,200          17,229,900
Tribune Co. ............................................................           325,700          11,399,500
                                                                                                  --------------
                                                                                                  $ 45,346,994
                                                                                                  --------------
Restaurants and Lodging -- 0.2%
McDonald's Corp. .......................................................           160,300        $  5,279,881
                                                                                                  --------------
Retail -- 2.7%
CVS Corp. ..............................................................           666,700        $ 26,668,000
Wal-Mart Stores, Inc. ..................................................           574,000          33,076,750
                                                                                                  --------------
                                                                                                  $ 59,744,750
                                                                                                  --------------
Supermarkets -- 2.7%
Kroger Co.* ............................................................           470,500        $ 10,380,406
Safeway, Inc.* .........................................................         1,105,700          49,894,713
                                                                                                  --------------
                                                                                                  $ 60,275,119
                                                                                                  --------------
Telecommunications -- 10.6%
Alltel Corp. ...........................................................           328,000        $ 20,315,500
Bell Atlantic Corp. ....................................................           665,500          33,815,719
BroadWing, Inc.* .......................................................           239,500           6,212,031
Cabletron Systems, Inc.* ...............................................           313,200           7,908,300
Cisco Systems, Inc.* ...................................................           755,600          48,027,825
Comcast Corp., "A"* ....................................................            22,400             907,200
Corning, Inc. ..........................................................           177,100          47,794,862
Qwest Communications
  International, Inc.* .................................................            64,100           3,184,969
SBC Communications, Inc. ...............................................           428,594          18,536,691
Sprint Corp. ...........................................................           250,000          12,750,000
Tellabs, Inc.* .........................................................           200,400          13,714,875
WorldCom, Inc.* ........................................................           439,553          20,164,494
                                                                                                  --------------
                                                                                                  $233,332,466
                                                                                                  --------------

24-MITS


Issuer                                                                              Shares              Value
U.S. Stocks -- continued
Utilities -- Electric -- 0.8%
Peco Energy Co. ..........................................................           381,700        $   15,387,281
Unicom Corp. .............................................................            89,400             3,458,663
                                                                                                    --------------
                                                                                                    $   18,845,944
                                                                                                    --------------
Utilities -- Gas -- 0.7%
Enron Corp. ..............................................................            82,700        $    5,334,150
Williams Cos., Inc. ......................................................           238,100             9,925,794
                                                                                                    --------------
                                                                                                    $   15,259,944
                                                                                                    --------------
Utilities -- Telephone -- 0.2%
BellSouth Corp. ..........................................................           111,500        $    4,752,688
                                                                                                    --------------
  Total U.S. Stocks ........................................................................        $1,864,055,984
                                                                                                    --------------
Foreign Stocks -- 10.3% Bermuda -- 0.4% Global Crossing Ltd.
  (Telecommunications)* ..................................................           311,900        $    8,206,869
                                                                                                    --------------
Canada -- 2.4%
Canadian National Railway Co.
  (Railroads) ............................................................           160,600        $    4,687,512
Nortel Networks Corp.
  (Telecommunications) ...................................................           721,100            49,215,075
                                                                                                    --------------
                                                                                                    $   53,902,587
                                                                                                    --------------
Finland -- 0.4%
Nokia Corp., ADR
  (Telecommunications) ...................................................           167,700        $    8,374,519
                                                                                                    --------------
Japan -- 0.6%
Fast Retailing Co. (Retail) ..............................................            15,200        $    6,361,991
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...............................................               453             6,021,210
                                                                                                    --------------
                                                                                                    $   12,383,201
                                                                                                    --------------
Netherlands -- 1.9%
Akzo Nobel N.V. (Chemicals) ..............................................           172,800        $    7,340,493
ING Groep N.V. (Financial
  Services)* .............................................................            77,600             5,244,650
KPN N.V. (Telecommunications)* ...........................................           136,176             6,090,202
Royal Dutch Petroleum Co. (Oils) .........................................           387,100            24,056,125
                                                                                                    --------------
                                                                                                    $   42,731,470
                                                                                                    --------------
Switzerland -- 0.6%
Nestle S.A. (Food and Beverage
  Products) ..............................................................             6,943        $   13,900,475
                                                                                                    --------------
United Kingdom -- 4.0%
AstraZeneca Group PLC (Medical
  and Health Products) ...................................................           185,800        $    8,670,121
BP Amoco PLC, ADR (Oils) .................................................         1,032,722            58,413,338
HSBC Holdings PLC (Banks and
  Credit Cos.) ...........................................................           369,900             4,227,106
Reuters Group PLC, ADR (Business
  Services) ..............................................................            71,400             7,135,537
Vodafone AirTouch PLC
  (Telecommunications)* ..................................................         2,370,376             9,573,105
                                                                                                    --------------
                                                                                                    $   88,019,207
                                                                                                    --------------
  Total Foreign Stocks .....................................................................        $  227,518,328
                                                                                                    --------------
  Total Stocks
    (Identified Cost, $1,825,953,198) ......................................................        $2,091,574,312
                                                                                                    --------------
Preferred Stock -- 0.1% Energy -- 0.1% TXU Corp.*
  (Identified Cost, $1,995,309) ..........................................            48,200        $    1,674,950
                                                                                                    --------------


Convertible Preferred Stock -- 0.4%

Issuer                                                                              Shares              Value
Bermuda -- 0.4%
Global Crossing Ltd., 6.75%
  (Telecommunications)
  (Identified Cost, $9,175,000) ..........................................           36,700         $    8,046,475
                                                                                                    --------------
Convertible Bonds -- 0.3%
                                                                                Principal Amount
                                                                                  (000 Omitted)
Financial Services -- 0.1%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## .......................                                             $ 2,721         $    3,306,015
                                                                                                    --------------
Oils -- 0.1%
Transocean Sedco Forex, Inc.,
  0s, 2020 ............................                                             $ 2,310         $    1,393,161
                                                                                                    --------------
Telecommunications -- 0.1%
NTL, Inc., 5.75s, 2009s## .............                                             $ 4,256         $    3,340,960
                                                                                                    --------------
  Total Convertible Bonds
    (Identified Cost, $8,670,618) .......................................                           $    8,040,136
                                                                                                    --------------
Short-Term Obligations -- 4.3%
American Express Credit Corp.,
  due 7/03/00 .........................                                             $41,705         $   41,689,059
Federal Home Loan Mortgage
  Corp., due 7/05/00 ..................                                              20,000             19,985,889
Morgan Stanley Dean Witter,
  due 7/05/00 .........................                                              32,785             32,760,047
                                                                                                    --------------
  Total Short-Term Obligations,
    at Amortized Cost .....................................................................         $   94,434,995
                                                                                                    --------------
  Total Investments
    (Identified Cost, $1,940,229,120) .....................................................         $2,203,770,868
                                                                                                    --------------
Other Assets,
  Less Liabilities -- 0.2%                                                                               4,485,625
                                                                                                    --------------
  Net Assets -- 100.0% ....................................................................         $2,208,256,493
                                                                                                    ==============

           See portfolio footnotes and notes to financial statements.

                                                                         25-MITS

Portfolio of Investments (Unaudited) -- June 30, 2000
Research Series
Stocks -- 99.1%


Issuer                                                                             Shares            Value
U.S. Stocks -- 89.5%
Aerospace -- 1.8%
Boeing Co. .............................................................          275,500         $11,519,344
General Dynamics Corp. .................................................           60,800           3,176,800
United Technologies Corp. ..............................................          144,600           8,513,325
                                                                                                  ------------
                                                                                                  $23,209,469
                                                                                                  ------------
Banks and Credit Companies -- 2.2%
Capital One Financial Corp. ............................................          121,600         $ 5,426,400
Chase Manhattan Corp. ..................................................          180,688           8,322,941
PNC Bank Corp. .........................................................          104,000           4,875,000
Providian Financial Corp. ..............................................           77,900           7,011,000
U.S. Bancorp ...........................................................          177,170           3,410,523
                                                                                                  ------------
                                                                                                  $29,045,864
                                                                                                  ------------
Biotechnology -- 2.2%
Pharmacia Corp. ........................................................          560,020         $28,946,034
                                                                                                  ------------
Business Machines -- 5.2%
Hewlett-Packard Co. ....................................................          113,300         $14,148,337
International Business Machines
  Corp. ................................................................          100,200          10,978,163
Seagate Technology, Inc.* ..............................................          141,600           7,788,000
Sun Microsystems, Inc.* ................................................          387,100          35,201,906
                                                                                                  ------------
                                                                                                  $68,116,406
                                                                                                  ------------
Business Services -- 2.5%
Automatic Data Processing, Inc. ........................................          231,900         $12,421,144
BEA Systems, Inc.* .....................................................           39,000           1,928,063
Computer Sciences Corp.* ...............................................          196,600          14,683,562
Digimarc Corp.* ........................................................            6,990             269,115
Fiserv, Inc.* ..........................................................           89,877           3,887,180
                                                                                                  ------------
                                                                                                  $33,189,064
                                                                                                  ------------
Cellular Telephones -- 2.3%
Motorola, Inc. .........................................................          420,805         $12,229,645
Sprint Corp. (PCS Group)* ..............................................          305,200          18,159,400
                                                                                                  ------------
                                                                                                  $30,389,045
                                                                                                  ------------
Chemicals -- 0.3%
Rohm & Haas Co. ........................................................          124,500         $ 4,295,250
                                                                                                  ------------
Computer Hardware -- Systems -- 0.7%
Compaq Computer Corp. ..................................................          180,800         $ 4,621,700
Dell Computer Corp.* ...................................................          104,000           5,128,500
                                                                                                  ------------
                                                                                                  $ 9,750,200
                                                                                                  ------------
Computer Software -- Personal
  Computers -- 3.4%
America Online, Inc.* ..................................................          207,700         $10,956,175
Microsoft Corp.* .......................................................          414,000          33,120,000
                                                                                                  ------------
                                                                                                  $44,076,175
                                                                                                  ------------
Computer Software -- Services -- 2.6%
EMC Corp.* .............................................................          437,600         $33,667,850
                                                                                                  ------------
Computer Software -- Systems -- 4.8%
BMC Software, Inc.* ....................................................          110,400         $ 4,027,875
Computer Associates
  International, Inc. ..................................................           85,400           4,371,412
Comverse Technology, Inc.* .............................................          117,600          10,936,800
E.piphany, Inc.* .......................................................           18,400           1,972,250
I2 Technologies, Inc.* .................................................           35,800           3,732,709
Liberate Technologies* .................................................           46,150           1,352,772
Oracle Corp.* ..........................................................          259,174          21,786,814
Rational Software Corp.* ...............................................           30,500           2,834,594
Siebel Systems, Inc.* ..................................................           17,000           2,780,563
VERITAS Software Corp.* ................................................           78,000           8,815,219
                                                                                                  ------------
                                                                                                  $62,611,008
                                                                                                  ------------
Conglomerates -- 2.6%
Tyco International Ltd. ................................................          723,024         $34,253,262
                                                                                                  ------------



Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Consumer Goods and Services -- 1.4%
Clorox Co. .............................................................          179,500         $  8,043,844
Colgate-Palmolive Co. ..................................................          170,100           10,184,737
                                                                                                  ------------
                                                                                                  $ 18,228,581
                                                                                                  ------------
Containers -- 0.1%
Owens Illinois, Inc.* ..................................................          160,800         $  1,879,350
                                                                                                  ------------
Electrical Equipment -- 2.7%
General Electric Co. ...................................................          657,900         $ 34,868,700
                                                                                                  ------------
Electronics -- 9.5%
Analog Devices, Inc.* ..................................................           93,566         $  7,111,016
Atmel Corp.* ...........................................................          140,300            5,173,563
Fairchild Semiconductor
  International Co.* ...................................................           69,800            2,826,900
Flextronics International Ltd.* ........................................          133,733            9,185,785
Intel Corp. ............................................................          404,100           54,023,119
Lam Research Corp.* ....................................................          174,400            6,540,000
LSI Logic Corp.* .......................................................          100,500            5,439,563
Micron Technology, Inc.* ...............................................          213,000           18,757,312
SCI Systems, Inc.* .....................................................           41,100            1,610,606
Solectron Corp.* .......................................................          156,000            6,532,500
Teradyne, Inc.* ........................................................           92,300            6,784,050
                                                                                                  ------------
                                                                                                  $123,984,414
                                                                                                  ------------
Energy -- 0.2%
Devon Energy Corp. .....................................................           47,900         $  2,691,381
                                                                                                  ------------
Entertainment -- 3.0%
Infinity Broadcasting Corp., "A"* ......................................          278,475         $ 10,146,933
Macromedia, Inc.* ......................................................           50,900            4,921,394
Time Warner, Inc. ......................................................          142,700           10,845,200
Viacom, Inc., "B"* .....................................................          196,861           13,423,459
                                                                                                  ------------
                                                                                                  $ 39,336,986
                                                                                                  ------------
Financial Institutions -- 4.0%
Associates First Capital Corp., "A" ....................................          421,506         $  9,404,853
Citigroup, Inc. ........................................................          276,500           16,659,125
Freddie Mac Corp. ......................................................          244,300            9,894,150
Lehman Brothers Holdings, Inc. .........................................           34,200            3,234,037
Merrill Lynch & Co., Inc. ..............................................           72,500            8,337,500
Morgan Stanley Dean Witter & Co. .......................................           50,700            4,220,775
State Street Corp. .....................................................            4,600              487,888
                                                                                                  ------------
                                                                                                  $ 52,238,328
                                                                                                  ------------
Financial Services -- 0.5%
AXA Financial, Inc. ....................................................          200,700         $  6,823,800
                                                                                                  ------------
Food and Beverage Products -- 1.3%
Anheuser-Busch Cos., Inc. ..............................................          142,000         $ 10,605,625
Quaker Oats Co. ........................................................           88,700            6,663,588
                                                                                                  ------------
                                                                                                  $ 17,269,213
                                                                                                  ------------
Forest and Paper Products -- 0.2%
Bowater, Inc. ..........................................................           66,600         $  2,938,725
                                                                                                  ------------
Insurance -- 2.5%
American International Group, Inc. .....................................          111,675         $ 13,121,812
Hartford Financial Services
  Group, Inc. ..........................................................          127,900            7,154,406
Marsh & McLennan Cos., Inc. ............................................           48,100            5,023,444
MetLife, Inc.* .........................................................          225,130            4,741,801
St. Paul Cos., Inc. ....................................................           61,400            2,095,275
                                                                                                  ------------
                                                                                                  $ 32,136,738
                                                                                                  ------------
Internet -- 1.0%
InterWorld Corp.* ......................................................           11,800         $    241,900
Selectica, Inc.* .......................................................           11,060              774,891
VeriSign, Inc.* ........................................................           64,600           11,401,900
                                                                                                  ------------
                                                                                                  $ 12,418,691
                                                                                                  ------------

26-RES


Issuer                                                                              Shares             Value
U.S. Stocks -- continued
Machinery -- 1.0%
Deere & Co., Inc. ......................................................           197,000        $  7,289,000
Ingersoll Rand Co. .....................................................           146,900           5,912,725
                                                                                                  --------------
                                                                                                  $ 13,201,725
                                                                                                  --------------
Medical and Health Products -- 4.3%
American Home Products Corp. ...........................................           181,900        $ 10,686,625
Bausch & Lomb, Inc. ....................................................            89,100           6,894,112
Bristol-Myers Squibb Co. ...............................................           404,000          23,533,000
Pfizer, Inc. ...........................................................           319,000          15,312,000
                                                                                                  --------------
                                                                                                  $ 56,425,737
                                                                                                  --------------
Medical and Health Technology
  and Services -- 0.8%
Medtronic, Inc. ........................................................           203,700        $ 10,146,806
                                                                                                  --------------
Metals and Minerals -- 0.2%
Alcoa, Inc. ............................................................            96,400        $  2,795,600
                                                                                                  --------------
Oil Services -- 2.2%
Baker Hughes, Inc. .....................................................           141,100        $  4,515,200
Cooper Cameron Corp.* ..................................................            21,400           1,412,400
Global Marine, Inc.* ...................................................           397,300          11,198,894
Noble Drilling Corp.* ..................................................           165,400           6,812,412
Weatherford International, Inc.* .......................................           138,000           5,494,125
                                                                                                  --------------
                                                                                                  $ 29,433,031
                                                                                                  --------------
Oils -- 4.4%
Conoco, Inc. ...........................................................           594,200        $ 14,595,037
EOG Resources, Inc. ....................................................           172,900           5,792,150
Exxon Mobil Corp. ......................................................           278,578          21,868,373
Santa Fe International Corp. ...........................................           133,700           4,671,144
Transocean Sedco Forex, Inc. ...........................................           207,800          11,104,313
                                                                                                  --------------
                                                                                                  $ 58,031,017
                                                                                                  --------------
Printing and Publishing -- 0.4%
Tribune Co. ............................................................           149,100        $  5,218,500
                                                                                                  --------------
Retail -- 3.6%
CVS Corp. ..............................................................           555,100        $ 22,204,000
Office Depot, Inc.* ....................................................           617,000           3,856,250
RadioShack Corp. .......................................................           233,600          11,066,800
Wal-Mart Stores, Inc. ..................................................           173,900          10,020,987
                                                                                                  --------------
                                                                                                  $ 47,148,037
                                                                                                  --------------
Special Products and Services -- 0.3%
SPX Corp.* .............................................................            36,200        $  4,377,938
                                                                                                  --------------
Supermarkets -- 1.7%
Safeway, Inc.* .........................................................           490,493        $ 22,133,497
                                                                                                  --------------
Telecommunications -- 12.0%
Allegiance Telecom, Inc.* ..............................................            15,400        $    985,600
Ancor Communications, Inc.* ............................................            35,050           1,253,585
Bell Atlantic Corp. ....................................................           117,900           5,990,794
Cabletron Systems, Inc.* ...............................................           151,400           3,822,850
CIENA Corp.* ...........................................................            97,300          16,218,694
Cisco Systems, Inc.* ...................................................           678,500          43,127,156
Corning, Inc. ..........................................................            86,012          23,212,488
Intermedia Communications, Inc.* .......................................            25,300             752,675
Level 3 Communications, Inc.* ..........................................            38,800           3,414,400
Metromedia Fiber Network, Inc., "A"* ...................................           383,200          15,208,250
Qwest Communications
  International, Inc.* .................................................           192,300           9,554,906
Sprint Corp. ...........................................................           263,600          13,443,600
Tellabs, Inc.* .........................................................            58,600           4,010,438
Time Warner Telecom, Inc.* .............................................            23,700           1,525,688
Winstar Communications, Inc.* ..........................................            22,200             752,025
WorldCom, Inc.* ........................................................           310,096          14,225,654
                                                                                                  --------------
                                                                                                  $157,498,803
                                                                                                  --------------
Telecommunications and Cable -- 0.5%
Comcast Corp., "A"* ....................................................           173,300        $  7,018,650
                                                                                                  --------------




Issuer                                                                             Shares              Value
U.S. Stocks -- continued
Utilities -- Electric -- 0.7%
AES Corp.* .............................................................           208,200        $    9,499,125
                                                                                                  --------------
Utilities -- Gas -- 0.4%
Williams Cos., Inc. ....................................................           117,200        $    4,885,775
                                                                                                  --------------
  Total U.S. Stocks ......................................................................        $1,174,178,775
                                                                                                  --------------
Foreign Stocks -- 9.6%
Bermuda -- 1.2%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ................................................           199,820        $    2,972,323
Global Crossing Ltd.
  (Telecommunications)* ................................................           476,800            12,545,800
                                                                                                  --------------
                                                                                                  $   15,518,123
                                                                                                  --------------
Canada -- 2.1%
Nortel Networks Corp.
  (Telecommunications) .................................................           404,000        $   27,573,000
                                                                                                  --------------
France -- 0.3%
Business Objects S.A., ADR
  (Computer Software -- Systems)* ......................................            10,300        $      907,687
Total S.A., "B" (Oils) .................................................            16,600             2,544,926
                                                                                                  --------------
                                                                                                  $    3,452,613
                                                                                                  --------------
Ireland -- 0.1%
Trintech Group PLC, ADR
  (Computer Software -- Products)* .....................................            73,000        $    1,438,328
                                                                                                  --------------
Japan -- 1.3%
AFLAC, Inc. (Insurance) ................................................            55,100        $    2,531,156
Fast Retailing Co. (Retail) ............................................             9,300             3,892,534
Hitachi Ltd. (Electronics) .............................................           241,000             3,475,962
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               576             7,656,108
                                                                                                  --------------
                                                                                                  $   17,555,760
                                                                                                  --------------
Netherlands -- 1.5%
KPN N.V. (Telecommunications)* .........................................           172,346        $    7,707,833
Royal Dutch Petroleum Co. (Oils) .......................................           202,600            12,590,470
                                                                                                  --------------
                                                                                                  $   20,298,303
                                                                                                  --------------
United Kingdom -- 3.1%
AstraZeneca Group PLC (Medical
  and Health Products) .................................................           122,400        $    5,711,641
BAE Systems PLC (Aerospace)* ...........................................         1,285,900             8,013,619
BP Amoco PLC, ADR (Oils) ...............................................           325,096            18,388,242
HSBC Holdings PLC (Banks and
  Credit Cos.) .........................................................           332,900             3,804,281
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................             1,304                12,308
Vodafone AirTouch PLC
  (Telecommunications)* ................................................         1,191,488             4,811,996
                                                                                                  --------------
                                                                                                  $   40,742,087
                                                                                                  --------------
  Total Foreign Stocks ...................................................................        $  126,578,214
                                                                                                  --------------
  Total Stocks
    (Identified Cost, $1,047,373,842) ....................................................        $1,300,756,989
                                                                                                  --------------
Short-Term Obligation -- 0.1%
                                                                                Principal Amount
                                                                                 (000 Omitted)

Associates First Capital Corp.,
  due 7/03/00, at Amortized Cost .......................................        $    1,856        $    1,855,289
                                                                                                  --------------
  Total Investments
    (Identified Cost, $1,049,229,131) ....................................................        $1,302,612,278
                                                                                                  --------------
Other Assets,
  Less Liabilities -- 0.8%                                                                            10,026,530
                                                                                                  --------------
  Net Assets -- 100.0% ...................................................................        $1,312,638,808
                                                                                                  ==============

           See portfolio footnotes and notes to financial statements.

                                                                          27-RES

Portfolio of Investments (Unaudited) -- June 30, 2000
Total Return Series

Stocks -- 53.6%


Issuer                                                                             Shares              Value
U.S. Stocks -- 46.3%
Aerospace -- 2.0%
Boeing Co. .............................................................          247,200         $10,336,050
Honeywell International, Inc. ..........................................          157,001           5,288,971
TRW, Inc. ..............................................................          230,300           9,989,263
United Technologies Corp. ..............................................          129,200           7,606,650
                                                                                                  --------------
                                                                                                  $33,220,934
                                                                                                  --------------
Automotive -- 0.6%
Delphi Automotive Systems Corp. ........................................          549,000         $ 7,994,813
Ford Motor Co. .........................................................           65,589           2,820,327
Visteon Corp.* .........................................................            8,587             104,117
                                                                                                  --------------
                                                                                                  $10,919,257
                                                                                                  --------------
Banks and Credit Companies -- 1.4%
Bank America Corp. .....................................................          205,800         $ 8,849,400
Bank of New York Co., Inc. .............................................           97,312           4,525,008
Bank One Corp. .........................................................           40,570           1,077,641
PNC Bank Corp. .........................................................          217,100          10,176,562
                                                                                                  --------------
                                                                                                  $24,628,611
                                                                                                  --------------
Biotechnology -- 1.7%
Abbott Laboratories, Inc. ..............................................          320,800         $14,295,650
Pharmacia Corp. ........................................................          281,188          14,533,905
                                                                                                  --------------
                                                                                                  $28,829,555
                                                                                                  --------------
Business Machines -- 0.4%
Hewlett-Packard Co. ....................................................           10,700         $ 1,336,162
International Business Machines
  Corp. ................................................................           20,700           2,267,944
Xerox Corp. ............................................................          114,800           2,382,100
                                                                                                  --------------
                                                                                                  $ 5,986,206
                                                                                                  --------------
Business Services -- 0.6%
Automatic Data Processing, Inc. ........................................          144,600         $ 7,745,138
United Parcel Service, Inc. ............................................           30,220           1,782,980
                                                                                                  --------------
                                                                                                  $ 9,528,118
                                                                                                  --------------
Cellular Telephones -- 0.8%
Motorola, Inc. .........................................................          231,100         $ 6,716,344
Telephone & Data Systems, Inc. .........................................           73,900           7,408,475
                                                                                                  --------------
                                                                                                  $14,124,819
                                                                                                  --------------
Chemicals -- 1.1%
Air Products & Chemicals, Inc. .........................................          186,000         $ 5,731,125
Rohm & Haas Co. ........................................................          378,500          13,058,250
                                                                                                  --------------
                                                                                                  $18,789,375
                                                                                                  --------------
Computer Software -- Personal
  Computers -- 0.3%
Microsoft Corp.* .......................................................           55,000         $ 4,400,000
                                                                                                  --------------
Conglomerates -- 0.4%
Eastern Enterprises Co. ................................................           91,700         $ 5,777,100
Tyco International Ltd. ................................................           24,144           1,143,822
                                                                                                  --------------
                                                                                                  $ 6,920,922
                                                                                                  --------------
Consumer Goods and Services -- 0.4%
Fortune Brands, Inc. ...................................................           80,000         $ 1,845,000
Kimberly-Clark Corp. ...................................................           74,100           4,251,488
                                                                                                  --------------
                                                                                                  $ 6,096,488
                                                                                                  --------------
Electrical Equipment -- 1.3%
Emerson Electric Co. ...................................................          355,400         $21,457,275
General Electric Co. ...................................................           12,400             657,200
                                                                                                  --------------
                                                                                                  $22,114,475
                                                                                                  --------------
Electronics
Agilent Technologies, Inc.* ............................................            4,080         $   300,900
                                                                                                  --------------
Energy -- 1.0%
Devon Energy Corp. .....................................................          255,000         $14,327,812
Sierra Pacific Resources Co. ...........................................          205,920           2,586,870
                                                                                                  --------------
                                                                                                  $16,914,682
                                                                                                  --------------



Issuer                                                                             Shares              Value
U.S. Stocks -- continued
Entertainment -- 1.1%
Disney (Walt) Co. ......................................................           31,400         $ 1,218,713
Harrah's Entertainment, Inc.* ..........................................          281,000           5,883,437
Time Warner, Inc. ......................................................          115,300           8,762,800
Viacom, Inc., "B"* .....................................................           46,655           3,181,288
                                                                                                  --------------
                                                                                                  $19,046,238
                                                                                                  --------------
Financial Institutions -- 1.8%
Citigroup, Inc. ........................................................          201,800         $12,158,450
Edwards (A.G.), Inc. ...................................................          204,450           7,973,550
Freddie Mac Corp. ......................................................          113,700           4,604,850
Merrill Lynch & Co., Inc. ..............................................           54,600           6,279,000
                                                                                                  --------------
                                                                                                  $31,015,850
                                                                                                  --------------
Financial Services -- 1.7%
AXA Financial, Inc. ....................................................          422,530         $14,366,020
Mellon Financial Corp. .................................................          418,600          15,252,737
                                                                                                  --------------
                                                                                                  $29,618,757
                                                                                                  --------------
Food and Beverage Products -- 1.6%
Archer-Daniels-Midland Co. .............................................          499,434         $ 4,900,696
General Mills, Inc. ....................................................          137,000           5,240,250
Hershey Foods Corp. ....................................................           54,500           2,643,250
McCormick & Co., Inc. ..................................................           70,100           2,278,250
Quaker Oats Co. ........................................................          150,800          11,328,850
                                                                                                  --------------
                                                                                                  $26,391,296
                                                                                                  --------------
Forest and Paper Products -- 0.2%
Bowater, Inc. ..........................................................           63,800         $ 2,815,175
                                                                                                  --------------
Gas -- 0.3%
Sunoco, Inc. ...........................................................          195,200         $ 5,746,200
                                                                                                  --------------
Health Care -- 0.2%
HCA Healthcare Co.* ....................................................          110,000         $ 3,341,250
                                                                                                  --------------
Insurance -- 5.8%
Allstate Corp. .........................................................           65,800         $ 1,464,050
American International Group, Inc. .....................................           12,500           1,468,750
Chubb Corp. ............................................................           78,900           4,852,350
CIGNA Corp. ............................................................           68,600           6,414,100
Hartford Financial Services
  Group, Inc. ..........................................................          431,900          24,159,406
Jefferson Pilot Corp. ..................................................           85,100           4,802,831
Lincoln National Corp. .................................................          392,000          14,161,000
Marsh & McLennan Cos., Inc. ............................................          136,600          14,266,163
MetLife, Inc.* .........................................................          161,530           3,402,226
ReliaStar Financial Corp. ..............................................          146,300           7,671,606
St. Paul Cos., Inc. ....................................................          449,100          15,325,537
                                                                                                  --------------
                                                                                                  $97,988,019
                                                                                                  --------------
Machinery -- 1.2%
Deere & Co., Inc. ......................................................          334,400         $12,372,800
Ingersoll Rand Co. .....................................................          147,200           5,924,800
W.W. Grainger, Inc. ....................................................           86,400           2,662,200
                                                                                                  --------------
                                                                                                  $20,959,800
                                                                                                  --------------
Medical and Health Products -- 1.6%
American Home Products Corp. ...........................................          230,930         $13,567,137
Baxter International, Inc. .............................................           32,300           2,271,094
Bristol-Myers Squibb Co. ...............................................          183,000          10,659,750
                                                                                                  --------------
                                                                                                  $26,497,981
                                                                                                  --------------
Metals and Minerals -- 0.1%
Alcoa, Inc. ............................................................           65,800         $ 1,908,200
                                                                                                  --------------
Oil Services -- 2.7%
Halliburton Co. ........................................................          430,500         $20,314,219
Noble Drilling Corp.* ..................................................          600,800          24,745,450
                                                                                                  --------------
                                                                                                  $45,059,669
                                                                                                  --------------

28-TRS


Issuer                                                                              Shares           Value
U.S. Stocks -- continued
Oils -- 4.7%
Apache Corp. ...........................................................           135,900        $  7,992,619
Chevron Corp. ..........................................................            36,400           3,087,175
Coastal Corp. ..........................................................           524,000          31,898,500
Conoco, Inc., "A" ......................................................           395,400           8,698,800
Exxon Mobil Corp. ......................................................           293,618          23,049,013
Transocean Sedco Forex, Inc. ...........................................           105,000           5,610,937
                                                                                                  --------------
                                                                                                  $ 80,337,044
                                                                                                  --------------
Photographic Products
Eastman Kodak Co. ......................................................            12,400        $    737,800
                                                                                                  --------------
Printing and Publishing -- 1.8%
Gannett Co., Inc. ......................................................           215,300        $ 12,877,631
New York Times Co. .....................................................           291,000          11,494,500
Tribune Co. ............................................................           187,400           6,559,000
                                                                                                  --------------
                                                                                                  $ 30,931,131
                                                                                                  --------------
Railroads -- 0.3%
Burlington Northern Santa Fe
  Railway Co. ..........................................................           210,300        $  4,823,756
                                                                                                  --------------
Real Estate Investment Trusts -- 0.5%
Equity Residential Properties Trust ....................................           168,500        $  7,751,000
                                                                                                  --------------
Restaurants and Lodging -- 0.2%
McDonald's Corp. .......................................................            86,200        $  2,839,213
                                                                                                  --------------
Supermarkets -- 1.1%
Kroger Co.* ............................................................           402,700        $  8,884,569
Safeway, Inc.* .........................................................           223,700          10,094,462
                                                                                                  --------------
                                                                                                  $ 18,979,031
                                                                                                  --------------
Telecommunications -- 3.3%
Alltel Corp. ...........................................................            66,700        $  4,131,231
AT&T Corp. .............................................................            99,400           3,143,525
Bell Atlantic Corp. ....................................................            31,600           1,605,675
GTE Corp. ..............................................................           434,600          27,053,850
SBC Communications, Inc. ...............................................           385,006          16,651,510
Sprint Corp. ...........................................................            61,000           3,111,000
                                                                                                  --------------
                                                                                                  $ 55,696,791
                                                                                                  --------------
Telecommunications and Cable -- 0.3%
Comcast Corp., "A"* ....................................................           111,500        $  4,515,750
                                                                                                  --------------
Utilities -- Electric -- 1.6%
CMS Energy Corp. .......................................................            94,700        $  2,095,238
CP&L Energy, Inc.* .....................................................           222,200           7,096,512
Duke Energy Corp. ......................................................           169,000           9,527,375
Peco Energy Co. ........................................................            65,000           2,620,312
Pinnacle West Capital Corp. ............................................           164,000           5,555,500
                                                                                                  --------------
                                                                                                  $ 26,894,937
                                                                                                  --------------
Utilities -- Gas -- 2.2%
Columbia Energy Group ..................................................            85,200        $  5,591,250
El Paso Energy Corp. ...................................................            68,100           3,468,844
National Fuel Gas Co. ..................................................           239,000          11,651,250
Washington Gas Light Co. ...............................................            44,700           1,075,594
Williams Cos., Inc. ....................................................           393,300          16,395,693
                                                                                                  --------------
                                                                                                  $ 38,182,631
                                                                                                  --------------
  Total U.S. Stocks ......................................................................        $784,851,861
                                                                                                  --------------
Foreign Stocks -- 7.3%
France -- 0.1%
Axa (Insurance) ........................................................            12,600        $  1,984,614
                                                                                                  --------------
Japan -- 0.3%
Nippon Telegraph & Telephone
  Corp., ADR
  (Utilities -- Telephone) .............................................            73,000        $  4,991,375
                                                                                                  --------------
Netherlands -- 3.5%
Akzo Nobel N.V. (Chemicals) ............................................           478,780        $ 20,338,434



Issuer                                                                             Shares            Value
Foreign Stocks -- continued
Netherlands -- continued
ING Groep N.V.
  (Financial Services)* ................................................           266,644        $ 18,021,319
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................................................           328,600          20,229,438
                                                                                                  --------------
                                                                                                  $ 58,589,191
                                                                                                  --------------
Switzerland -- 0.6%
Nestle S.A. (Food and Beverage
  Products) ............................................................             5,250        $ 10,510,946
                                                                                                  --------------
United Kingdom -- 2.8%
BP Amoco PLC, ADR (Oils) ...............................................           457,920        $ 25,901,100
Diageo PLC (Food and Beverage
  Products)* ...........................................................         1,157,539          10,382,803
HSBC Holdings PLC (Banks and
  Credit Cos.) .........................................................           683,500           7,810,832
SmithKline-Beecham PLC, ADR
  (Medical and Health Products) ........................................            49,200           3,207,225
                                                                                                  --------------
                                                                                                  $ 47,301,960
                                                                                                  --------------
  Total Foreign Stocks ...................................................................        $123,378,086
                                                                                                  --------------
  Total Stocks
    (Identified Cost, $850,942,252) ......................................................        $908,229,947
                                                                                                  --------------
Bonds -- 40.3%
                                                                                Principal Amount
                                                                                 (000 Omitted)
U.S. Bonds -- 40.1%
Airlines -- 0.2%
Jet Equipment Trust, 9.41s, 2010## .....................................         $     982        $  1,053,080
Jet Equipment Trust, 8.64s, 2012## .....................................               883             864,458
Jet Equipment Trust, 11.44s, 2014## ....................................             1,200           1,327,680
Jet Equipment Trust, 10.69s, 2015## ....................................             1,000           1,086,960
                                                                                                  --------------
                                                                                                  $  4,332,178
                                                                                                  --------------
Automotive -- 2.5%
DaimlerChrysler, 6.63s, 2001 ...........................................         $   5,052        $  5,017,950
DaimlerChrysler, 7.75s, 2003 ...........................................             2,690           2,711,762
DaimlerChrysler, 7.4s, 2005 ............................................             4,893           4,854,296
Ford Credit Auto Owner Trust,
  6.2s, 2002 ...........................................................             3,496           3,479,757
Ford Motor Co., 8.9s, 2032 .............................................             2,140           2,340,218
Ford Motor Credit Co., 6.7s, 2004 ......................................            11,486          11,128,326
Ford Motor Credit Co., 7.75s, 2007 .....................................             5,108           5,064,378
Ford Motor Credit Co., 5.8s, 2009 ......................................             1,786           1,553,802
Ford Motor Credit Co., 7.875s, 2010                                                  5,463           5,462,016
General Motors Corp., 9.4s, 2021 .......................................             1,187           1,352,646
                                                                                                  --------------
                                                                                                  $ 42,965,151
                                                                                                  --------------
Banks and Credit Companies -- 1.7%
Beaver Valley Funding Corp. II,
  9s, 2017 .............................................................         $   7,404        $  7,550,377
Capital One Financial Corp.,
  7.25s, 2003 ..........................................................             1,500           1,464,576
Chase Manhattan Corp.,
  6.75s, 2004 ..........................................................             3,798           3,699,936
Colonial Capital II, 8.92s, 2027 .......................................             1,115             933,098
Fleet National Bank, 5.75s, 2009 .......................................             1,360           1,175,339
Midamerican Funding LLC,
  5.85s, 2001 ..........................................................             2,810           2,779,562
Midamerican Funding LLC,
  6.927s, 2029 .........................................................             3,553           2,957,023
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ..................................................               342             348,868
Midland Funding Corp.,
  10.33s, 2002 .........................................................             2,236           2,280,640
Midland Funding Corp. II, "A",
  11.75s, 2005 .........................................................             1,125           1,259,347


                                                                          29-TRS


                                                                                Principal Amount
Issuer                                                                            (000 Omitted)          Value
U.S. Bonds -- continued
Banks and Credit Companies -- continued
Riggs National Corp., 9.65s, 2009 ......................................        $     850             $   841,500
Socgen Real Estate Co.,
  7.64s, 2049## ........................................................            1,137               1,040,594
State Street Corp., 7.65s, 2010 ........................................              896                 894,423
Washington Mutual Capital I,
  8.375s, 2027 .........................................................            1,300               1,152,632
                                                                                                      --------------
                                                                                                      $28,377,915
                                                                                                      --------------
Conglomerates -- 0.3%
Eaton Corp., 6.95s, 2004 ...............................................        $   1,267             $ 1,239,836
News America Holdings, Inc.,
  6.625s, 2008 .........................................................              234                 214,554
News America Holdings, Inc.,
  6.703s, 2034 .........................................................            3,822               3,636,939
                                                                                                      --------------
                                                                                                      $ 5,091,329
                                                                                                      --------------
Corporate Asset Backed -- 4.1%
American Airlines Pass-Through
  Trust, 6.855s, 2009 ..................................................        $   1,708             $ 1,667,127
Banamex Credit Card Merchant
  Voucher, 6.25s, 2003## ...............................................            1,464               1,430,590
BCF LLC, 7.75s, 2026## .................................................              468                 254,216
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008 .........................................            3,388               3,317,755
Beneficial Home Equity Loan Trust,
  6.731s, 2037 .........................................................            4,498               4,475,143
Chase Commercial Mortgage
  Securities Corp., 6.39s, 2008 ........................................            2,480               2,317,871
Chase Commercial Mortgage
  Securities Corp., 7.543s, 2009 .......................................              977                 976,980
Commerce 2000, 6.93s, 2011 .............................................            3,125               3,125,000
Commerce 2000, 6.95s, 2011 .............................................            2,087               2,088,766
Contimorgage Home Equity,
  6.13s, 2013 ..........................................................            2,883               2,863,140
Continental Airlines Pass-Through
  Trust, Inc., 9.5s, 2013 ..............................................              754                 765,411
Continental Airlines Pass-Through
  Trust, Inc., 6.648s, 2017 ............................................            3,439               3,111,354
Continental Airlines Pass-Through
  Trust, Inc., 6.545s, 2019 ............................................              740                 666,532
Continental Airlines Pass-Through
  Trust, Inc., 7.256s, 2020 ............................................            1,885               1,751,204
Criimi Mae Commercial Mortgage
  Trust, 7s, 2011 ......................................................            1,630               1,414,025
Criimi Mae Corp., 6.701s, 2008 .........................................            1,272               1,139,632
CWMBS, Inc. Pass-Through Trust,
  8s, 2030 .............................................................            5,259               5,231,062
GS Mortgage Securities Corp. II,
  6.06s, 2030 ..........................................................            5,316               5,083,333
Istar Receivables Trust, 6.87s, 2003 ...................................            1,687               1,688,339
Merrill Lynch Mortgage Investors,
  Inc., 8.434s, 2022+ ..................................................              514                 491,031
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.903s, 2010 ..........................................            1,795               1,796,193
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030 ..........................................            1,179               1,120,288
Northwest Airlines, Inc., 6.81s, 2020 .................................               876                 794,075
Residential Accredit Loans, Inc.,
  6.75s, 2028 ..........................................................            6,300               5,931,828
Residential Accredit Loans, Inc.,
  7s, 2028 .............................................................            3,000               2,826,428
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001## ..................................................           13,202              12,949,974
                                                                                                      --------------
                                                                                                      $69,277,297
                                                                                                      --------------



                                                                                Principal Amount
Issuer                                                                            (000 Omitted)          Value
U.S. Bonds -- continued
Electrical Equipment -- 0.2%
American Tower Corp., 5s, 2010 .........................................        $ 2,870               $ 2,905,875
                                                                                                      --------------
Entertainment -- 0.8%
Hearst Argyle Television, Inc.,
  7.5s, 2027 ...........................................................        $ 4,364               $ 3,681,427
Time Warner Entertainment Co. LP,
  8.375s, 2033 .........................................................          2,155                 2,172,563
Time Warner, Inc., 10.15s, 2012 ........................................          5,186                 5,951,661
Time Warner, Inc., 9.15s, 2023 .........................................            832                   903,336
Time Warner, Inc., 6.625s, 2029 ........................................          1,325                 1,093,695
                                                                                                      --------------
                                                                                                      $13,802,682
                                                                                                      --------------
Finance -- 0.1%
Countrywide Funding Corp.,
  6.25s, 2009 ..........................................................        $ 1,885               $ 1,644,550
                                                                                                      --------------
Financial Institutions -- 3.6%
Associates Corp., 5.75s, 2003 ..........................................        $ 3,774               $ 3,585,866
Associates Corp., 5.5s, 2004 ...........................................          9,995                 9,280,657
AT&T Capital Corp., 6.25s, 2001 ........................................          5,143                 5,083,341
General Motors Acceptance Corp.,
  6.75s, 2002 ..........................................................          3,642                 3,580,050
General Motors Acceptance Corp.,
  5.95s, 2003 ..........................................................          5,481                 5,276,668
General Motors Acceptance Corp.,
  7.625s, 2004 .........................................................          6,125                 6,137,924
Goldman Sachs Group LP,
  5.9s, 2003 ...........................................................          3,400                 3,272,194
GS Escrow Corp., 6.75s, 2001 ...........................................          5,982                 5,811,423
Household Finance Corp.,
  7.875s, 2007 .........................................................          4,235                 4,218,568
Merrill Lynch & Co., Inc.,
  6.07s, 2004 ..........................................................          8,179                 7,754,674
Salton Sea Funding Corp.,
  7.37s, 2005 ..........................................................          1,199                 1,152,669
Salton Sea Funding Corp.,
  7.84s, 2010 ..........................................................          2,325                 2,270,130
Salton Sea Funding Corp.,
  8.3s, 2011 ...........................................................            627                   630,185
Sunamerica Institutional,
  5.75s, 2009 ..........................................................          2,804                 2,445,621
United Companies Financial Corp.,
  7.7s, 2004 ...........................................................            850                   295,375
                                                                                                      --------------
                                                                                                      $60,795,345
                                                                                                      --------------
Financial Services -- 2.1%
AIG Sunamerica Global Financing I,
  7.4s, 2003 ...........................................................        $ 4,233               $ 4,242,863
AIG Sunamerica Global Financing
  II, 7.6s, 2005 .......................................................          3,135                 3,167,729
Bellsouth Capital Funding Corp.,
  7.75s, 2010 ..........................................................          2,533                 2,533,101
Deere (John) Capital Corp.,
  7s, 2002 .............................................................          1,816                 1,804,069
General Electric Capital Corp.,
  7.5s, 2005 ...........................................................          3,643                 3,680,377
General Electric Capital Corp.,
  8.7s, 2007 ...........................................................          2,250                 2,420,091
General Electric Capital Corp.,
  8.75s, 2007 ..........................................................            904                   980,714
General Electric Capital Corp.,
  8.85s, 2007 ..........................................................          1,325                 1,441,613
General Electric Capital Corp.,
  8.5s, 2008 ...........................................................          1,582                 1,708,560
Morgan Stanley Group, Inc.,
  7.125s, 2003 .........................................................          3,170                 3,149,680

30-TRS


                                                                                Principal Amount
Issuer                                                                            (000 Omitted)       Value
U.S. Bonds -- continued
Financial Services -- continued
Sprint Capital Corp., 6.5s, 2001 .......................................        $4,994            $ 4,929,827
Sprint Capital Corp., 5.875s, 2004 .....................................         6,453              6,057,883
Sprint Capital Corp., 6.9s, 2019 .......................................           566                503,265
                                                                                                  --------------
                                                                                                  $36,619,772
                                                                                                  --------------
Food and Beverage Products -- 0.8%
Nabisco, Inc., 6.375s, 2035 ............................................        $1,554            $ 1,389,416
Seagram (Joseph E) & Sons, Inc.,
  5.79s, 2001 ..........................................................         3,668              3,616,465
Seagram (Joseph E) & Sons, Inc.,
  6.4s, 2003 ...........................................................         5,950              5,694,983
Seagram (Joseph E) & Sons, Inc.,
  7.5s, 2018 ...........................................................         3,171              3,033,315
                                                                                                  --------------
                                                                                                  $13,734,179
                                                                                                  --------------
Forest and Paper Products -- 0.4%
Georgia-Pacific Corp., 9.95s, 2002 .....................................        $  903            $   934,930
Georgia-Pacific Corp., 9.875s, 2021 ....................................         2,825              2,964,329
Georgia-Pacific Corp., 9.5s, 2022 ......................................         2,240              2,333,767
                                                                                                  --------------
                                                                                                  $ 6,233,026
                                                                                                  --------------
Housing -- 0.1%
Residential Funding Mortgage
  Securities, Inc., 7.66s, 2012 ........................................        $1,032            $ 1,029,662
                                                                                                  --------------
Insurance -- 0.6%
Aflac, Inc., 6.5s, 2009 ................................................        $6,601            $ 5,973,707
Atlantic Mutual Insurance Co.,
  8.15s, 2028 ..........................................................         3,331              2,625,527
Providian Capital I, 9.525s, 2027 ......................................         2,706              2,123,182
                                                                                                  --------------
                                                                                                  $10,722,416
                                                                                                  --------------
Oil Services -- 0.2%
Phillips Petroleum Co., 8.5s, 2005 .....................................        $1,968            $ 2,033,101
Ultramar Diamond Shamrock Corp.,
  7.2s, 2017 ...........................................................         1,680              1,469,782
                                                                                                  --------------
                                                                                                  $ 3,502,883
                                                                                                  --------------
Oils -- 0.1%
Occidental Petroleum Corp.,
  6.4s, 2003 ...........................................................        $2,700            $ 2,607,606
                                                                                                  --------------
Printing and Publishing -- 0.1%
News America Holdings, Inc.,
  7.3s, 2028 ...........................................................        $2,340            $ 1,997,845
                                                                                                  --------------
Railroads -- 0.2%
Union Pacific Corp., 5.78s, 2001 .......................................        $1,289            $ 1,259,159
Union Pacific Corp., 6.34s, 2003 .......................................         1,896              1,817,923
                                                                                                  --------------
                                                                                                  $ 3,077,082
                                                                                                  --------------
Retail -- 0.5%
Federated Department Stores, Inc.,
  8.5s, 2003 ...........................................................        $4,793            $ 4,836,952
Federated Department Stores, Inc.,
  6.3s, 2009 ...........................................................         3,815              3,352,240
                                                                                                  --------------
                                                                                                  $ 8,189,192
                                                                                                  --------------
Telecommunications -- 0.6%
TCI Communications Financing III,
  9.65s, 2027 ..........................................................        $5,766            $ 6,370,277
Telecomunicaciones de Puerto Rico,
  Inc., 6.65s, 2006 ....................................................         1,716              1,623,840
WorldCom, Inc., 8.875s, 2006 ...........................................         1,600              1,658,976
                                                                                                  --------------
                                                                                                  $ 9,653,093
                                                                                                  --------------
Telecommunications and Cable -- 0.1%
Belo Ah Corp., 7.75s, 2027 .............................................        $1,513            $ 1,282,222
                                                                                                  --------------



                                                                                Principal Amount
Issuer                                                                            (000 Omitted)       Value
U.S. Bonds -- continued
U.S. Federal Agencies -- 5.9%
Federal Home Loan Bank -- 0.5%
Federal Home Loan Bank,
  5.7s, 2009 ...........................................................        $ 3,575           $  3,256,611
Federal Home Loan Bank,
  6.5s, 2028 ...........................................................          5,060              4,775,652
                                                                                                  --------------
                                                                                                  $  8,032,263
                                                                                                  --------------
Federal National Mortgage
  Association -- 5.4%
FNMA, 5.722s, 2009 .....................................................        $ 5,090           $  4,563,503
FNMA, 6.5s, 2027 - 2029 ................................................         35,262             33,326,531
FNMA, 6.625s, 2009 .....................................................          3,045              2,941,744
FNMA, 7s, 2029 - 2030 ..................................................         19,801             19,117,899
FNMA, 7.125s, 2010 .....................................................         15,765             15,826,641
FNMA, 7.25s, 2010 ......................................................         11,685             11,802,668
FNMA, 7.5s, 2028 .......................................................          3,750              3,697,238
                                                                                                  --------------
                                                                                                  $ 91,276,224
                                                                                                  --------------
   Total U.S. Federal Agencies ........................................................           $ 99,308,487
                                                                                                  --------------
U.S. Government Guaranteed -- 10.0%
Government National Mortgage
  Association -- 4.2%
GNMA, 7s, 2027 - 2028 ..................................................        $11,427           $ 11,109,991
GNMA, 7.5s, 2024 - 2028 ................................................         31,057             30,844,814
GNMA, 8s, 2022 - 2030 ..................................................         28,514             28,852,020
                                                                                                  --------------
                                                                                                  $ 70,806,825
                                                                                                  --------------
U.S. Treasury Obligations -- 5.8%
U.S. Treasury Bonds, 6.125s, 2029 ......................................        $28,476           $ 28,760,760
U.S. Treasury Bonds, 9.875s, 2015 ......................................         28,456             38,584,629
U.S. Treasury Notes, 4.25s, 2010 .......................................         18,824             19,094,998
U.S. Treasury Notes, 6.5s, 2010 ........................................         12,630             13,062,198
                                                                                                  --------------
                                                                                                  $ 99,502,585
                                                                                                  --------------
   Total U.S. Government Guaranteed ...................................................           $170,309,410
                                                                                                  --------------
Utilities -- Electric -- 3.8%
CalEnergy Co., Inc., 7.23s, 2005 .......................................        $     5         $        4,862
CE Generation LLC, 7.416s, 2018 ........................................          1,220              1,092,376
Cleveland Electric Illuminating Co.,
  7.67s, 2004 ..........................................................          4,922              4,849,893
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ..........................................................          1,867              1,756,866
Cleveland Electric Illuminating Co.,
  9s, 2023 .............................................................          1,426              1,441,757
CMS Energy Corp., 8.375s, 2003 .........................................          1,353              1,308,003
CMS Energy Corp., 8s, 2011 .............................................          2,132              2,099,419
Commonwealth Edison Company,
  8.5s, 2022 ...........................................................          3,821              3,801,284
Connecticut Light & Power Co.,
  7.875s, 2001 .........................................................            388                389,245
Connecticut Light & Power Co.,
  8.59s, 2003 ..........................................................          3,000              2,979,120
Connecticut Light & Power Co.,
  7.875s, 2024 .........................................................          2,500              2,499,200
Entergy Mississippi, Inc., 6.2s, 2004                                             1,620              1,536,457
GGIB Funding Corp., 7.43s, 2011 ........................................          1,100              1,045,663
Gulf States Utilities Co., 8.25s, 2004 .................................            816                823,156
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..........................................................          1,149              1,135,623
Niagara Mohawk Power Corp.,
  7.25s, 2002 ..........................................................          2,358              2,330,346
Niagara Mohawk Power Corp.,
  7.375s, 2003 .........................................................            542                534,428
Niagara Mohawk Power Corp.,
  7.75s, 2006 ..........................................................          5,437              5,420,852

                                                                          31-TRS


                                                                                Principal Amount
Issuer                                                                           (000 Omitted)          Value
U.S. Bonds -- continued
Utilities -- Electric -- continued
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..........................................................        $ 2,935               $  3,023,226
Niagara Mohawk Power Corp.,
  8.5s, 2023 ...........................................................          1,400                  1,392,692
North Atlantic Energy, 9.05s, 2002 .....................................            558                    562,084
Northeast Utilities, 8.58s, 2006 .......................................          2,065                  2,075,932
NRG Energy South Central,
  8.962s, 2016 .........................................................          1,941                  1,947,793
NRG Energy, Inc., 8.7s, 2005 ...........................................          1,340                  1,341,829
NSTAR Co., 8s, 2010 ....................................................          1,715                  1,723,318
PP&L, Inc., 6.125s, 2001 ...............................................          3,000                  2,968,920
Texas Utilities Co., 5.94s, 2001 .......................................          1,472                  1,440,293
Toledo Edison Co., 9.5s, 2001 ..........................................            340                    343,907
Toledo Edison Co., 7.875s, 2004 ........................................          2,350                  2,295,668
TXU Eastern Funding Co.,
  6.15s, 2002 ..........................................................          1,094                  1,059,987
Utilicorp United, Inc., 7s, 2004 .......................................          1,012                    966,591
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..........................................................          3,201                  3,039,762
Wisconsin Electric Power Co.,
  6.625s, 2002 .........................................................          6,105                  6,003,352
                                                                                                      --------------
                                                                                                      $ 65,233,904
                                                                                                      --------------
Utilities -- Gas -- 0.9%
Coastal Corp., 6.2s, 2004 ..............................................        $ 4,446               $  4,239,528
Coastal Corp., 7.75s, 2010 .............................................          4,035                  4,007,844
Enron Corp., 7.875s, 2003 ..............................................          1,404                  1,412,522
Tennessee Gas Pipeline Co.,
  7.625s, 2037 .........................................................          2,882                  2,690,520
Texas Gas Transmission Corp.,
  7.25s, 2027 ..........................................................          1,700                  1,562,506
Williams Gas Pipelines Central, Inc.,
  7.375s, 2006 .........................................................          1,087                  1,058,216
                                                                                                      --------------
                                                                                                      $ 14,971,136
                                                                                                      --------------
Utilities -- Telephone -- 0.2%
U. S. West Communications, Inc.,
  7.625s, 2003 .........................................................        $ 3,029               $  3,020,943
                                                                                                      --------------
  Total U.S. Bonds ...................................................................                $680,685,180
                                                                                                      --------------
Foreign Bonds -- 0.2%
Canada -- 0.2%
AT&T Canada, Inc., 0s to 2003,
  9.95s to 2008,
  (Telecommunications) .................................................        $   639               $    518,306
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oils) ...................................................          2,445                  2,455,244
                                                                                                      --------------
                                                                                                      $  2,973,550
                                                                                                      --------------
Norway
Union Bank of Norway, 7.35s, 2049
  (Banks and Credit Cos.)## ............................................        $   727               $    708,745
                                                                                                      --------------
  Total Foreign Bonds .................................................................               $  3,682,295
                                                                                                      --------------
  Total Bonds
    (Identified Cost, $701,267,779) ...................................................               $684,367,475
                                                                                                      --------------
Convertible Preferred Stocks -- 1.4%
                                                                                     Shares
Containers -- 0.1%
Owens-Illinois, Inc., 4.75% ............................................         49,600               $  1,103,600
                                                                                                     --------------
Insurance -- 0.4%
Lincoln National Corp., 7.75% ..........................................        322,000               $  6,520,500
                                                                                                     --------------
Utilities -- Electric -- 0.6%
CMS Energy Corp., 8.75% ................................................        173,000               $  4,844,000
NiSource, Inc., 7.75% ..................................................         56,000                  2,215,500
TXU Corp., 9.25% .......................................................         92,300                  3,588,162
                                                                                                     --------------
                                                                                                      $ 10,647,662
                                                                                                     --------------

Convertible Preferred Stocks -- continued


Issuer                                                                              Shares              Value
Utilities -- Gas -- 0.3%
El Paso Energy Capital Trust I,
  4.75% ...............................................................           76,500              $    4,924,689
                                                                                                      --------------
  Total Convertible Preferred Stocks
    (Identified Cost, $27,857,558) ............                                                       $   23,196,451
                                                                                                      --------------
Convertible Bonds -- 0.7%
                                                                                Principal Amount
                                                                                 (000 Omitted)
Business Machines -- 0.1%
Xerox Corp., 0s, 2018 .................................................         $ 3,630               $    1,887,600
                                                                                                      --------------
Conglomerates -- 0.6%
Loews Corp., 3.125s, 2007 .............................................         $12,500               $   10,406,250
                                                                                                      --------------
  Total Convertible Bonds
    (Identified Cost, $12,958,973) ...................................................                $   12,293,850
                                                                                                      --------------
Right -- 0.2%
                                                                                 Shares
CVS Corp.
  (Identified Cost, $3,326,899) .......................................          45,000               $    3,186,562
                                                                                                      --------------
Short-Term Obligations -- 3.5%
                                                                                Principal Amount
                                                                                  (000 Omitted)
American Express Credit Corp.,
  due 7/03/00 .........................................................         $30,825               $   30,813,218
Federal Home Loan Mortgage
  Corp., due 7/03/00 - 7/05/00 ........................................          28,164                   28,150,996
                                                                                                      --------------
  Total Short-Term Obligations,
    at Amortized Cost .................................................................               $   58,964,214
                                                                                                      --------------
  Total Investments
    (Identified Cost,$1,655,317,675) ..................................................               $1,690,238,499
                                                                                                      --------------
Other Assets,
  Less Liabilities -- 0.3%                                                                                 5,430,962
                                                                                                      --------------
  Net Assets -- 100.0% ................................................................               $1,695,669,461
                                                                                                      --------------

           See portfolio footnotes and notes to financial statements.

32-TRS

Portfolio of Investments (Unaudited) -- June 30, 2000
Utilities Series
Stocks -- 73.3%


Issuer                                                                               Shares           Value
U.S. Stocks -- 51.6%
Business Services -- 0.2%
Adelphia Business Solutions* ...........................................            52,000        $ 1,205,750
                                                                                                  ------------
Cellular Telephones -- 0.7%
Voicestream Wireless Corp.* ............................................            29,200        $ 3,395,869
                                                                                                  ------------
Computer Software -- Systems -- 0.4%
Digex, Inc.* ...........................................................            26,300        $ 1,786,756
StorageNetworks, Inc.* .................................................               950             85,738
                                                                                                  ------------
                                                                                                  $ 1,872,494
                                                                                                  ------------
Electrical Equipment
Capstone Turbine Corp.* ................................................             3,380        $   152,311
                                                                                                  ------------
Electric and Gas Utility
  Revenue -- 0.2%
SCANA Corp. ............................................................            47,548        $ 1,147,095
                                                                                                  ------------
Energy -- 2.3%
Dynegy, Inc. ...........................................................            99,700        $ 6,810,756
NRG Energy, Inc.* ......................................................           203,370          3,711,503
Sierra Pacific Resources Co. ...........................................           118,500          1,488,656
                                                                                                  ------------
                                                                                                  $12,010,915
                                                                                                  ------------
Internet -- 0.1%
VIA Net.Works, Inc.* ...................................................            27,520        $   424,840
                                                                                                  ------------
Metals and Minerals -- 0.1%
USEC, Inc. .............................................................            83,200        $   384,800
                                                                                                  ------------
Oils -- 2.8%
Coastal Corp. ..........................................................           231,400        $14,086,475
                                                                                                  ------------
Special Products and Services -- 0.8%
MCN Energy Group, Inc. .................................................           186,900        $ 3,994,987
                                                                                                  ------------
Telecommunications -- 14.3%
Allegiance Telecom, Inc.* ..............................................            55,950        $ 3,580,800
Alltel Corp. ...........................................................           192,700         11,935,356
AT&T Corp. .............................................................            91,040          2,537,740
BroadWing, Inc.* .......................................................           178,767          4,636,769
Focal Communications Corp.* ............................................            11,300            403,975
GTE Corp. ..............................................................           237,500         14,784,375
Intermedia Communications, Inc.* .......................................             2,200             65,450
Metromedia Fiber Network, Inc.,
  "A"* .................................................................           104,184          4,134,802
MGC Communications, Inc.* ..............................................             5,344            320,306
Nextlink Communications, Inc., "A"* ....................................            41,800          1,585,788
NTL, Inc.* .............................................................            78,270          4,686,416
Qwest Communications
  International, Inc.* .................................................            13,800            685,688
SBC Communications, Inc. ...............................................           328,757         14,218,740
Sprint Corp. ...........................................................            21,300          1,086,300
Time Warner Telecom, Inc.* .............................................            28,000          1,802,500
UnitedGlobalCom, Inc.* .................................................            38,000          1,776,500
Williams Communications
  Group, Inc.* .........................................................            87,600          2,907,225
Winstar Communications, Inc.* ..........................................            53,650          1,817,394
                                                                                                  ------------
                                                                                                  $72,966,124
                                                                                                  ------------
Telecommunications and Cable -- 0.5%
Comcast Corp., "A"* ....................................................            65,200        $ 2,640,600
                                                                                                  ------------
Utilities -- Electric -- 17.4%
AES Corp.* .............................................................           257,200        $11,734,750
Atmos Energy Corp. .....................................................            81,800          1,431,500
Calpine Corp.* .........................................................            25,200          1,656,900
CMS Energy Corp. .......................................................           340,536          7,534,359
Constellation Energy Group, Inc. .......................................            83,700          2,725,481
Duke Energy Corp. ......................................................           159,700          9,003,088
El Paso Electric Co.* ..................................................           190,000          2,125,625
FPL Group, Inc. ........................................................            42,900          2,123,550



Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Utilities -- Electric -- continued
Keyspan Corp. ..........................................................           331,500        $ 10,193,625
Montana Power Co. ......................................................           101,300           3,577,156
Northeast Utilities ....................................................            95,400           2,074,950
Peco Energy Co. ........................................................           312,800          12,609,750
Pinnacle West Capital Corp. ............................................           268,100           9,081,888
Public Service Enterprise Group ........................................            76,200           2,638,425
Reliant Energy, Inc. ...................................................           202,500           5,986,406
Unicom Corp. ...........................................................           107,200           4,147,300
                                                                                                  ------------
                                                                                                  $ 88,644,753
                                                                                                  ------------
Utilities -- Gas -- 11.8%
Columbia Energy Group ..................................................           145,850        $  9,571,406
El Paso Energy Corp. ...................................................           220,200          11,216,438
Energen Corp. ..........................................................           103,100           2,248,869
Enron Corp. ............................................................           139,500           8,997,750
Kinder Morgan, Inc. ....................................................           268,400           9,276,575
National Fuel Gas Co. ..................................................            29,700           1,447,875
NICOR, Inc. ............................................................            74,400           2,427,300
Williams Cos., Inc. ....................................................           353,100          14,719,856
                                                                                                  ------------
                                                                                                  $ 59,906,069
                                                                                                  ------------
  Total U.S. Stocks .....................................................................         $262,833,082
                                                                                                  ------------
Foreign Stocks -- 21.7%
Argentina -- 0.1%
IMPSAT Fiber Networks, Inc.
  (Telecommunications)* ................................................            35,360        $    592,280
                                                                                                  ------------
Australia -- 0.7%
Cable & Wireless Optus Ltd.
  (Telecommunications) .................................................         1,203,200        $  3,581,980
                                                                                                  ------------
Bermuda -- 0.7%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ................................................            31,730        $    471,984
Global Crossing Ltd.
  (Telecommunications)* ................................................           122,700           3,228,543
                                                                                                  ------------
                                                                                                  $  3,700,527
                                                                                                  ------------
Brazil -- 1.2%
Celular CRT Participacoes,
  Preferred (Telecommunications) .......................................             1,556        $    681,819
Companhia Electricas est Rio de
  Janeiro (Utilities -- Electric)* .....................................         2,520,100             978,408
Companhia Riogrand
  Telecomunicacoes, Preferred "A"
  (Utilities -- Telephone) .............................................             1,556             526,468
Espirito Santo Centrais Eletricas
  S.A. (Utilities -- Electric) .........................................             5,400             164,755
Tele Centro Oeste Celular
  Participacoes S.A., ADR
  (Telecommunications) .................................................            42,500             510,000
Tele Centro Sul Participacoes S.A.,
  ADR (Telecommunications)* ............................................            11,600             847,525
Telecomunicacoes de Sao Paulo
  S.A. (Telecommunications)* ...........................................            91,500           2,534,607
                                                                                                  ------------
                                                                                                  $  6,243,582
                                                                                                  ------------
Canada -- 3.8%
AT&T Canada, Inc.
  (Telecommunications)* ................................................            44,400        $  1,473,525
BCE, Inc. (Telecommunications) .........................................           115,800           2,757,488
Nortel Networks Corp.
  (Telecommunications) .................................................           181,849          12,411,194
Telesystem International Wireless,
  Inc. (Telecommunications)* ...........................................           138,100           2,554,850
                                                                                                  ------------
                                                                                                  $ 19,197,057
                                                                                                  ------------

                                                                          33-UTS


Issuer                                                                   Shares              Value
Foreign Stocks -- continued
Finland -- 0.5%
Sonera Oyj (Telecommunications) ..............................         49,500          $ 2,256,317
                                                                                      ------------
France -- 0.6%
Vivendi S.A. (Business Services) .............................         36,400          $ 3,212,401
                                                                                      ------------
Hong Kong -- 0.5%
China Telecom Ltd.
  (Telecommunications) .......................................        264,000          $ 2,328,416
                                                                                      ------------
Hungary -- 0.7%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ......................................         98,600          $ 3,395,538
                                                                                      ------------
Israel -- 0.4%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones)* .................................        207,950          $ 1,975,525
                                                                                      ------------
Italy -- 0.6% Telecom Italia S.p.A.
  (Telecommunications) .......................................        236,100          $ 3,245,488
                                                                                      ------------
Japan -- 1.6%
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...................................            216          $ 2,871,041
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) .......................................             99            2,678,450
Tokyo Gas Co. Ltd. (Gas) .....................................        878,000            2,466,478
                                                                                      ------------
                                                                                      $ 8,015,969
                                                                                      ------------
Mexico -- 1.8%
Grupo Iusacell S.A. de C.V., ADR
  (Telecommunications)* ......................................        188,060          $ 2,938,438
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) ...................................        106,610            6,090,096
                                                                                      ------------
                                                                                      $ 9,028,534
                                                                                      ------------
Netherlands -- 1.9%
Completel Europe N.V.
  (Telecommunications)* ......................................        131,650          $ 1,633,750
Completel Europe N.V.
  (Telecommunications)* ......................................         36,880              368,800
KPNQwest N.V. (Internet)* ....................................         24,700              971,439
Libertel N.V. (Cellular
  Telecommunications)* .......................................        134,100            2,041,790
United Pan-Europe Communications
  N.V. (Telecommunications and
  Cable)* ....................................................         98,500            2,575,430
Versatel Telecommunications N.V.
  (Telecommunications)* ......................................         54,250            2,278,631
                                                                                      ------------
                                                                                      $ 9,869,840
                                                                                      ------------
Spain -- 3.4%
Endesa S.A., ADR
  (Utilities -- Electric) ....................................        215,200          $ 4,168,174
Telefonica de Espana S.A., ADR
  (Telecommunications) .......................................        113,724            7,285,444
Telefonica S.A.
  (Telecommunications)* ......................................         72,400            1,555,043
Union Electrica Fenosa S.A.
  (Utilities -- Electric) ....................................        225,800            4,084,648
                                                                                      ------------
                                                                                      $17,093,309
                                                                                      ------------
Sweden -- 0.3%
Tele1 Europe Holdings AB
  (Telecommunications)* ......................................        135,180          $ 1,656,204
Tele1 Europe Holdings AB, ADR
  (Telecommunications)* ......................................          6,800               82,025
                                                                                      ------------
                                                                                       $ 1,738,229
                                                                                      ------------



Issuer                                                                 Shares            Value
Foreign Stocks -- continued
United Kingdom -- 2.9%
Cable & Wireless Communications
  PLC, ADR (Telecommunications)*                                      206,732         $  3,499,146
Energis PLC (Telecommunications)*                                      73,300            2,747,449
Independent Energy Holdings PLC,
  ADR (Utilities -- Electric) ................................         60,200              500,412
Vodafone AirTouch PLC
  (Telecommunications)* ......................................      1,983,748            8,011,652
                                                                                      ------------
                                                                                       $14,758,659
                                                                                      ------------
  Total Foreign Stocks .............................................................  $110,233,651
                                                                                      ------------
  Total Stocks (Identified Cost, $366,044,094) .....................................  $373,066,733
                                                                                      ------------
Bonds -- 5.6%
                                                     Principal Amount
                                                       (000 Omitted)
U.S. Bonds -- 5.1%
Banks and Credit Companies -- 0.4%
Beaver Valley Funding Corp. II,
  9s, 2017 ...................................................          $  250            $    254,943
Midamerican Funding LLC,
  5.85s, 2001 ................................................             874                 864,533
Midamerican Funding LLC,
  6.927s, 2029 ...............................................             280                 233,033
Midland Funding Corp.,
  10.33s, 2002 ...............................................             409                 417,391
                                                                                          ------------
                                                                                          $  1,769,900
                                                                                          ------------
Energy -- 0.1%
Ocean Energy, Inc., 8.875s, 2007 .............................             210            $    208,950
                                                                                          ------------
Financial Institutions -- 0.1%
Salton Sea Funding Corp.,
  7.84s, 2010 ................................................             500            $    488,200
                                                                                          ------------
Financial Services -- 0.3%
Bellsouth Capital Funding Corp.,
  7.75s, 2010 ................................................             396            $    396,016
General Electric Capital Corp.,
  7.375s, 2010 ...............................................             886                 896,685
Sprint Capital Corp., 6.9s, 2019 .............................             320                 284,531
                                                                                          ------------
                                                                                          $  1,577,232
                                                                                          ------------
Insurance
GE Global Insurance Holdings
  Corp., 7.75s, 2030 .........................................             179            $    177,924
                                                                                          ------------
Oil Services
Valero Energy Corp., 8.75s, 2030 .............................             162            $    165,450
                                                                                          ------------
Telecommunications -- 0.6%
Intermedia Communications, Inc.,
  12.25s, 2009 ...............................................           3,075            $  1,814,250
Sprint Capital Corp., 7.625s, 2002 ...........................             350                 349,752
Sprint Spectrum LP, 11s, 2006 ................................             372                 407,016
Telecomunicaciones de Puerto Rico,
  Inc., 6.65s, 2006 ..........................................              72                  68,133
Telecomunicaciones de Puerto Rico,
  Inc., 6.8s, 2009 ...........................................             175                 162,069
TXU Eastern Funding Co.,
  6.75s, 2009 ................................................             362                 324,602
                                                                                          ------------
                                                                                          $  3,125,822
                                                                                          ------------
U.S. Federal Agencies -- 0.3%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage
  Corp., 5s, 2004 ............................................             155            $    145,191
                                                                                          ------------
Federal National Mortgage
  Association -- 0.3%
FNMA, 7s, 2029 ...............................................             504            $    486,476
FNMA, 7.125s, 2010 ...........................................             507                 508,982

34-UTS


                                                                                Principal Amount
Issuer                                                                             (000 Omitted)               Value
U.S. Bonds -- continued

Federal National Mortgage
  Association -- continued
FNMA, 7.25s, 2010 ......................................................         $  454                      $   458,572
                                                                                                             ------------
                                                                                                             $ 1,454,030
                                                                                                             ------------
  Total U.S. Federal Agencies .........................................................                      $ 1,599,221
                                                                                                             ------------
U.S. Government Guaranteed -- 2.9%
Government National Mortgage
  Association -- 0.5%
GNMA, 7s, 2027 - 2028 ..................................................            394                      $   382,732
GNMA, 7.5s, 2025 - 2028 ................................................          1,381                        1,371,091
GNMA, 8s, 2025 - 2030 ..................................................            943                          953,805
                                                                                                             ------------
                                                                                                             $ 2,707,628
                                                                                                             ------------
U.S. Treasury Obligations -- 2.4%
U.S. Treasury Bonds, 0s, 2023 ..........................................          8,071                      $ 2,041,801
U.S. Treasury Bonds, 6.125s, 2029 ......................................            733                          740,330
U.S. Treasury Bonds, 10.375s, 2009                                                7,860                        9,000,958
U.S. Treasury Notes, 6.5s, 2010 ........................................            239                          247,179
                                                                                                             ------------
                                                                                                             $12,030,268
                                                                                                             ------------
  Total U.S. Government Guaranteed ....................................................                      $14,737,896
                                                                                                             ------------
Utilities -- Electric -- 0.7%
CMS Panhandle Holding Co.,
  6.5s, 2009 ...........................................................            300                      $   271,008
Connecticut Light & Power Co.,
  8.59s, 2003 ..........................................................            250                          248,260
Detroit Edison Co., 7.5s, 2005 .........................................            932                          937,729
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..........................................................            412                          407,680
Niagara Mohawk Power Corp.,
  7.75s, 2006 ..........................................................            565                          563,322
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..........................................................            356                          356,000
NRG Energy South Central,
  8.962s, 2016 .........................................................            181                          181,634
NSTAR Co., 8s, 2010 ....................................................            557                          559,701
                                                                                                             ------------
                                                                                                             $ 3,525,334
                                                                                                             ------------
Utilities -- Gas
Columbia Gas Systems, Inc.,
  6.39s, 2000 ..........................................................            195                      $   193,978
                                                                                                             ------------
  Total U.S. Bonds ....................................................................                      $27,569,907
                                                                                                             ------------
Foreign Bonds -- 0.2%
Canada -- 0.1%
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oils) ...........................................................    250                      $   251,048
                                                                                                             ------------
Netherlands -- 0.1%
Completel Europe N.V., 0s to 2004,
  14s to 2009 (Telecommunications) .............................................    744                      $   357,120
Deutsche Telekom International
  (Telecommunications), 8s, 2010 ...............................................    264                          266,315
                                                                                                             ------------
                                                                                                             $   623,435
                                                                                                             ------------
  Total Foreign Bonds .................................................................                      $   874,483
                                                                                                             ------------
  Total Bonds (Identified Cost, $28,957,169)...........................................                      $28,444,390
                                                                                                             ------------


Issuer                                                                            Shares                      Value
Convertible Preferred Stocks -- 9.5%
U.S. Stocks -- 7.8%
Oils -- 1.0%
Coastal Corp., 6.625% ..................................................         139,500                    $ 4,882,500
                                                                                                            ------------
Telecommunications -- 3.7%
Cox Communications, Inc., 0.25% ........................................          36,300                    $ 2,130,810
Cox Communications, Inc., 7.00% ........................................          39,000                      2,396,062
Cox Communications, Inc., 7.75% ........................................          36,700                      4,041,771
DECS Trust VI, 6.25% ...................................................          27,700                      1,900,913
MGC Communications, Inc., 7.25% ........................................          59,700                      3,160,518
Nextlink Communications, Inc.,
  6.50% ................................................................           7,100                      1,220,313
UnitedGlobalCom, Inc., "C", 7.00% ......................................          12,600                        757,575
UnitedGlobalCom, Inc., "D", 7.00% ......................................          28,710                      1,277,595
UnitedGlobalCom, Inc., 7.00%## .........................................          36,000                      2,164,500
                                                                                                            ------------
                                                                                                            $19,050,057
                                                                                                            ------------
Utilities -- Electric -- 3.1%
AES Trust III, 6.75% ...................................................          70,200                    $ 5,071,950
AES Trust VII, 6.00% ...................................................          48,600                      2,873,475
Calpine Capital Trust, 5.75%* ..........................................          35,000                      4,178,125
CMS Energy Corp., 8.75% ................................................         122,900                      3,441,200
                                                                                                            ------------
                                                                                                            $15,564,750
                                                                                                            ------------
  Total U.S. Stocks ....................................................................                    $39,497,307
                                                                                                            ------------
Foreign Stocks -- 1.7%
Bermuda -- 1.7%
Global Crossing Ltd., 6.75%
  (Telecommunications) .................................................          14,000                    $ 3,069,500
Global Crossing Ltd., 7.00%
  (Telecommunications)## ...............................................          21,600                      3,920,400
Global Crossing Ltd., 7.00%
  (Telecommunications) .................................................           9,900                      1,764,675
                                                                                                            ------------
                                                                                                            $ 8,754,575
                                                                                                            ------------
  Total Foreign Stocks .................................................................                    $ 8,754,575
                                                                                                            ------------
  Total Convertible Preferred Stocks
    (Identified Cost, $43,431,908)......................................................                    $48,251,882
                                                                                                            ------------
                                                                                Principal Amount
                                                                                  (000 Omitted)
Convertible Bonds -- 3.2%
U.S. Bonds -- 2.7%
Energy -- 0.3%
Alliant Energy Resources, Inc.,
  7.25s to 2003, 0s to 2030 ..............................................       $   25                     $ 1,704,300
                                                                                                            ------------
Financial Institutions -- 1.2%
ADT Operations, Inc., 0s, 2010* ..........................................        2,498                     $ 6,282,470
                                                                                                            ------------
Financial Services -- 0.4%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## ..........................................................        1,520                     $ 1,846,800
                                                                                                            ------------
Telecommunications -- 0.8%
Liberty Media Group, 4s, 2029## ..........................................        1,420                     $ 2,044,800
NTL, Inc., 5.75s, 2009## .................................................        2,510                       1,970,350
                                                                                                            ------------
                                                                                                            $ 4,015,150
                                                                                                            ------------
  Total U.S. Bonds ....................................................................                     $13,848,720
                                                                                                            ------------
Foreign Bonds -- 0.5%
United Kingdom -- 0.5%
Telewest Finance Jersey Ltd.,
  6s, 2005 (Entertainment)## .............................................        2,591                     $ 2,591,000
                                                                                                            ------------
  Total Convertible Bonds
    (Identified Cost, $15,342,478) ....................................................                     $16,439,720
                                                                                                            ------------

                                                                          35-UTS


                                                                            Principal Amount
Issuer                                                                        (000 Omitted)                     Value
Short-Term Obligations -- 7.0%
Associates First Capital Corp.,
  due 7/03/00 ......................................................            $20,000                      $ 19,992,334
Federal Home Loan Mortgage
  Corp., due 7/03/00 ...............................................              4,528                         4,526,347
Salomon Smith Barney Holdings,
  Inc., due 7/03/00 ................................................             11,259                        11,254,715
                                                                                                             ------------
  Total Short-Term Obligations, at Amortized Cost......................................                      $ 35,773,396
                                                                                                             ------------
  Total Investments
    (Identified Cost, $489,549,045)....................................................                      $501,976,121
                                                                                                             ------------
Other Assets,
  Less Liabilities -- 1.4% ............................................................                         6,958,389
                                                                                                             ------------
Net Assets -- 100.0% ..................................................................                      $508,934,510
                                                                                                             ------------

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

36-UTS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2000

                                                                                                 Capital
                                                                                               Appreciation
Assets:                                                                                           Series
 Investments --                                                                            -------------------
  Unaffiliated issuers, at cost ..........................................................   $ 1,745,690,429
  Unrealized appreciation ................................................................       400,095,728
                                                                                             ---------------
    Total investments, at value ..........................................................   $ 2,145,786,157
 Investments of cash collateral for securities loaned, at identified cost and value ......                --
 Cash ....................................................................................                --
 Foreign currency, at value (identified cost, $88, $0, $1,283,122 and $0, respectively) ..                92
 Receivable for investments sold .........................................................        47,304,457
 Receivable for series shares sold .......................................................         1,301,127
 Interest and dividends receivable .......................................................           499,633
 Other assets ............................................................................            17,298
                                                                                             ---------------
   Total assets ..........................................................................   $ 2,194,908,764
                                                                                             ===============
Liabilities:
 Payable to custodian ....................................................................   $        32,748
 Payable for investments purchased .......................................................        14,130,039
 Payable for series shares reacquired ....................................................           393,790
 Collateral for securities loaned, at value ..............................................                --
 Payable to affiliates --
  Management fee .........................................................................            41,505
  Administrative fee .....................................................................             1,105
 Accrued expenses and other liabilities ..................................................           148,764
                                                                                             ---------------
   Total liabilities .....................................................................   $    14,747,861
                                                                                             ---------------
    Net assets ...........................................................................   $ 2,180,160,903
                                                                                             ===============
Net assets consist of:
 Paid-in capital .........................................................................   $ 1,298,679,358
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................       400,097,576
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................       476,493,765
 Accumulated undistributed net investment income (loss) ..................................         4,890,204
                                                                                             ---------------
    Total ................................................................................   $ 2,180,160,903
                                                                                             ===============
 Shares of beneficial interest outstanding ...............................................        43,736,903
                                                                                             ===============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................        $49.85
                                                                                                  ======




                                                                                                Emerging           Global
                                                                                                 Growth            Growth
Assets:                                                                                          Series            Series
 Investments --                                                                            ----------------- -----------------
  Unaffiliated issuers, at cost ..........................................................   $1,145,153,401     $ 387,386,085
  Unrealized appreciation ................................................................      428,947,949        78,721,224
                                                                                             --------------     -------------
    Total investments, at value ..........................................................   $1,574,101,350     $ 466,107,309
 Investments of cash collateral for securities loaned, at identified cost and value ......               --        41,672,217
 Cash ....................................................................................          440,619            69,745
 Foreign currency, at value (identified cost, $88, $0, $1,283,122 and $0, respectively) ..               --         1,277,355
 Receivable for investments sold .........................................................       31,054,805         9,016,595
 Receivable for series shares sold .......................................................        1,637,446           688,209
 Interest and dividends receivable .......................................................          296,470           515,977
 Other assets ............................................................................            6,606             3,159
                                                                                             --------------     -------------
   Total assets ..........................................................................   $1,607,537,296     $ 519,350,566
                                                                                             ==============     =============
Liabilities:
 Payable to custodian ....................................................................   $           --     $          --
 Payable for investments purchased .......................................................       36,680,488         8,966,627
 Payable for series shares reacquired ....................................................           85,774           116,528
 Collateral for securities loaned, at value ..............................................               --        41,672,217
 Payable to affiliates --
  Management fee .........................................................................           29,181            11,164
  Administrative fee .....................................................................              741               222
 Accrued expenses and other liabilities ..................................................          105,530            94,778
                                                                                            ---------------     -------------
   Total liabilities .....................................................................   $   36,901,714     $  50,861,536
                                                                                            ---------------     -------------
    Net assets ...........................................................................   $1,570,635,582     $ 468,489,030
                                                                                            ===============     =============
Net assets consist of:
 Paid-in capital .........................................................................   $  901,284,072     $ 307,472,545
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      428,945,878        78,720,459
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................      241,704,818        79,210,473
 Accumulated undistributed net investment income (loss) ..................................       (1,299,186)        3,085,553
                                                                                            ---------------     -------------
    Total ................................................................................   $1,570,635,582     $ 468,489,030
                                                                                            ===============     =============
 Shares of beneficial interest outstanding ...............................................       44,076,930        22,204,409
                                                                                            ===============     =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................       $35.63             $21.10
                                                                                                 ======             ======



                                                                                               Managed
                                                                                               Sectors
Assets:                                                                                         Series
 Investments --                                                                            ---------------
  Unaffiliated issuers, at cost ..........................................................   $618,292,910
  Unrealized appreciation ................................................................     55,740,658
                                                                                             ------------
    Total investments, at value ..........................................................   $674,033,568
 Investments of cash collateral for securities loaned, at identified cost and value ......             --
 Cash ....................................................................................      2,305,830
 Foreign currency, at value (identified cost, $88, $0, $1,283,122 and $0, respectively) ..             --
 Receivable for investments sold .........................................................     28,377,132
 Receivable for series shares sold .......................................................        587,145
 Interest and dividends receivable .......................................................        184,550
 Other assets ............................................................................          4,170
                                                                                             ------------
   Total assets ..........................................................................   $705,492,395
                                                                                             ============
Liabilities:
 Payable to custodian ....................................................................   $         --
 Payable for investments purchased .......................................................     35,076,115
 Payable for series shares reacquired ....................................................        159,370
 Collateral for securities loaned, at value ..............................................             --
 Payable to affiliates --
  Management fee .........................................................................         12,908
  Administrative fee .....................................................................            319
 Accrued expenses and other liabilities ..................................................         78,754
                                                                                            -------------
   Total liabilities .....................................................................   $ 35,327,466
                                                                                            -------------
    Net assets ...........................................................................   $670,164,929
                                                                                            =============
Net assets consist of:
 Paid-in capital .........................................................................   $468,127,320
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................     55,741,153
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................    146,426,321

 Accumulated undistributed net investment income (loss) ..................................       (129,865)
                                                                                            -------------
    Total ................................................................................   $670,164,929
                                                                                            =============
 Shares of beneficial interest outstanding ...............................................     17,120,028
                                                                                            =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................      $39.15
                                                                                                ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2000 -- continued

                                                                                              Massachusetts
                                                                                                Investors
                                                                                                  Trust
Assets:                                                                                           Series
 Investments --                                                                            -------------------
  Unaffiliated issuers, at cost ..........................................................   $ 1,940,229,120
  Unrealized appreciation ................................................................       263,541,748
                                                                                             ---------------
    Total investments, at value ..........................................................   $ 2,203,770,868
 Investments of cash collateral for securities loaned, at identified cost and value ......                --
 Cash ....................................................................................            40,781
 Foreign currency, at value (identified cost, $2,407, $119, $0 and $0, respectively) .....             2,411
 Receivable for investments sold .........................................................        14,452,020
 Receivable for series shares sold .......................................................           910,517
 Interest and dividends receivable .......................................................         1,919,967
 Other assets ............................................................................            17,231
                                                                                             ---------------
   Total assets ..........................................................................   $ 2,221,113,795
                                                                                             ===============
Liabilities:
 Payable to custodian ....................................................................   $            --
 Payable for investments purchased .......................................................        12,099,533
 Payable for series shares reacquired ....................................................           615,871
 Collateral for securities loaned, at value ..............................................                --
 Payable to affiliates --
  Management fee .........................................................................            33,095
  Administrative fee .....................................................................             1,030
 Accrued expenses and other liabilities ..................................................           107,773
                                                                                             ---------------
   Total liabilities .....................................................................   $    12,857,302
                                                                                             ---------------
    Net assets ...........................................................................   $ 2,208,256,493
                                                                                             ===============
Net assets consist of:
 Paid-in capital .........................................................................   $ 1,810,664,627
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................       263,543,055
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................       126,232,387
 Accumulated undistributed net investment income .........................................         7,816,424
                                                                                             ---------------
    Total ................................................................................   $ 2,208,256,493
                                                                                             ===============
 Shares of beneficial interest outstanding ...............................................        62,492,602
                                                                                             ===============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................         $35.34
                                                                                                   ======


                                                                                                                      Total
                                                                                                 Research             Return
Assets:                                                                                           Series              Series
 Investments --                                                                            ------------------- -------------------
  Unaffiliated issuers, at cost ..........................................................   $ 1,049,229,131     $ 1,655,317,675
  Unrealized appreciation ................................................................       253,383,147          34,920,824
                                                                                             ---------------     ---------------
    Total investments, at value ..........................................................   $ 1,302,612,278     $ 1,690,238,499
 Investments of cash collateral for securities loaned, at identified cost and value ......        60,042,345                  --
 Cash ....................................................................................             7,676             409,332
 Foreign currency, at value (identified cost, $2,407, $119, $0 and $0, respectively) .....               112                  --
 Receivable for investments sold .........................................................        16,286,573           9,717,434
 Receivable for series shares sold .......................................................           519,439             420,864
 Interest and dividends receivable .......................................................           434,335          11,749,737
 Other assets ............................................................................             9,517              22,768
                                                                                             ---------------     ---------------
   Total assets ..........................................................................   $ 1,379,912,275     $ 1,712,558,634
                                                                                             ===============     ===============
Liabilities:
 Payable to custodian ....................................................................   $            --     $            --
 Payable for investments purchased .......................................................         6,853,929          16,216,542
 Payable for series shares reacquired ....................................................           264,359             516,396
 Collateral for securities loaned, at value ..............................................        60,042,345                  --
 Payable to affiliates --
  Management fee .........................................................................            24,642              30,795
  Administrative fee .....................................................................               623                 820
 Accrued expenses and other liabilities ..................................................            87,569             124,620
                                                                                             ---------------     ---------------
   Total liabilities .....................................................................   $    67,273,467     $    16,889,173
                                                                                             ---------------     ---------------
    Net assets ...........................................................................   $ 1,312,638,808     $ 1,695,669,461
                                                                                             ===============     ===============
Net assets consist of:
 Paid-in capital .........................................................................   $   899,179,145     $ 1,601,951,732
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies......................................................................       253,386,272          34,935,407
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................       159,818,535          26,531,729
 Accumulated undistributed net investment income .........................................           254,856          32,250,593
                                                                                             ---------------     ---------------
    Total ................................................................................   $ 1,312,638,808     $ 1,695,669,461
                                                                                             ===============     ===============
 Shares of beneficial interest outstanding ...............................................        49,942,260          97,803,602
                                                                                             ===============     ===============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................         $26.28              $17.34
                                                                                                   ======              ======




                                                                                               Utilities
Assets:                                                                                          Series
 Investments --                                                                            -----------------
  Unaffiliated issuers, at cost ..........................................................   $ 489,549,045
  Unrealized appreciation ................................................................      12,427,076
                                                                                             -------------
    Total investments, at value ..........................................................   $ 501,976,121
 Investments of cash collateral for securities loaned, at identified cost and value ......      43,577,167
 Cash ....................................................................................              --
 Foreign currency, at value (identified cost, $2,407, $119, $0 and $0, respectively) .....              --
 Receivable for investments sold .........................................................      15,896,190
 Receivable for series shares sold .......................................................         377,947
 Interest and dividends receivable .......................................................       1,063,282
 Other assets ............................................................................           1,987
                                                                                             -------------
   Total assets ..........................................................................   $ 562,892,694
                                                                                             =============
Liabilities:
 Payable to custodian ....................................................................   $       8,147
 Payable for investments purchased .......................................................      10,242,518
 Payable for series shares reacquired ....................................................          66,141
 Collateral for securities loaned, at value ..............................................      43,577,167
 Payable to affiliates --
  Management fee .........................................................................          10,036
  Administrative fee .....................................................................             244
 Accrued expenses and other liabilities ..................................................          53,931
                                                                                             -------------
   Total liabilities .....................................................................   $  53,958,184
                                                                                             -------------
    Net assets ...........................................................................   $ 508,934,510
                                                                                             =============
Net assets consist of:
 Paid-in capital .........................................................................   $ 440,142,526
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      12,429,634
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................      41,245,173
 Accumulated undistributed net investment income .........................................      15,117,177
                                                                                             -------------
    Total ................................................................................   $ 508,934,510
                                                                                             =============
 Shares of beneficial interest outstanding ...............................................      27,448,032
                                                                                             =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................       $18.54
                                                                                                 ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2000

                                                                                             Capital
                                                                                          Appreciation
Net investment income (loss):                                                                Series
 Income --                                                                             ------------------
  Interest ...........................................................................   $    1,085,007
  Dividends ..........................................................................       11,810,635
  Income on securities loaned ........................................................               --
  Foreign taxes withheld .............................................................          (75,061)
                                                                                         --------------
   Total investment income ...........................................................   $   12,820,581
                                                                                         --------------
 Expenses --
  Management fee .....................................................................   $    7,433,528
  Trustees' compensation .............................................................           20,652
  Administrative fee .................................................................          162,712
  Custodian fee ......................................................................          337,414
  Printing ...........................................................................           27,441
  Auditing fees ......................................................................           14,820
  Legal fees .........................................................................            1,275
  Miscellaneous ......................................................................           60,572
                                                                                         --------------
   Total expenses ....................................................................   $    8,058,414
  Fees paid indirectly ...............................................................         (128,037)
                                                                                         --------------
   Net expenses ......................................................................   $    7,930,377
                                                                                         --------------
    Net investment income (loss) .....................................................   $    4,890,204
                                                                                         --------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $  478,835,626
  Foreign currency transactions ......................................................           71,140
                                                                                         --------------
   Net realized gain on investments and foreign currency transactions ................   $  478,906,766
                                                                                         --------------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $ (355,362,822)
  Translation of assets and liabilities in foreign currencies ........................            1,330
                                                                                         --------------
   Net unrealized loss on investments and foreign currency translation ...............   $ (355,361,552)
                                                                                         --------------
    Net realized and unrealized gain (loss) on investments and foreign currency ......   $  123,545,214
                                                                                         --------------
     Increase (decrease) in net asset from operations ................................   $  128,435,418
                                                                                         ==============


                                                                                            Emerging            Global
                                                                                             Growth             Growth
Net investment income (loss):                                                                Series             Series
 Income --                                                                             ------------------ -----------------
  Interest ...........................................................................   $    3,153,634     $     758,954
  Dividends ..........................................................................        1,084,844         4,857,216
  Income on securities loaned ........................................................          223,925                --
  Foreign taxes withheld .............................................................          (83,318)         (207,662)
                                                                                         --------------     -------------
   Total investment income ...........................................................   $    4,379,085     $   5,408,508
                                                                                         --------------     -------------
 Expenses --
  Management fee .....................................................................   $    5,286,102     $   2,108,439
  Trustees' compensation .............................................................           14,102             4,405
  Administrative fee .................................................................          121,001            38,043
  Custodian fee ......................................................................          250,003           259,495
  Printing ...........................................................................           20,843             7,361
  Auditing fees ......................................................................           15,050            20,000
  Legal fees .........................................................................               --                83
  Miscellaneous ......................................................................           11,906               850
                                                                                         --------------     -------------
   Total expenses ....................................................................   $    5,719,007     $   2,438,676
  Fees paid indirectly ...............................................................          (40,736)           (6,225)
                                                                                         --------------     -------------
   Net expenses ......................................................................   $    5,678,271     $   2,432,451
                                                                                         --------------     -------------
    Net investment income (loss) .....................................................   $   (1,299,186)    $   2,976,057
                                                                                         --------------     -------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $  246,467,648     $  81,058,279
  Foreign currency transactions ......................................................         (137,115)         (124,682)
                                                                                         --------------     -------------
   Net realized gain on investments and foreign currency transactions ................   $  246,330,533     $  80,933,597
                                                                                         --------------     -------------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $ (272,244,145)    $ (88,303,091)
  Translation of assets and liabilities in foreign currencies ........................           (8,061)           17,286
                                                                                         --------------     -------------
   Net unrealized loss on investments and foreign currency translation ...............   $ (272,252,206)    $ (88,285,805)
                                                                                         --------------     -------------
    Net realized and unrealized gain (loss) on investments and foreign currency ......   $  (25,921,673)    $  (7,352,208)
                                                                                         --------------     -------------
     Increase (decrease) in net asset from operations ................................   $  (27,220,859)    $  (4,376,151)
                                                                                         ==============     =============


                                                                                             Managed
                                                                                             Sectors
Net investment income (loss):                                                                Series
 Income --                                                                             ------------------
  Interest ...........................................................................   $    1,770,672
  Dividends ..........................................................................          835,421
  Income on securities loaned ........................................................               --
  Foreign taxes withheld .............................................................          (30,100)
                                                                                         --------------
   Total investment income ...........................................................   $    2,575,993
                                                                                         -------------
 Expenses --
  Management fee .....................................................................   $    2,488,407
  Trustees' compensation .............................................................            6,694
  Administrative fee .................................................................           56,997
  Custodian fee ......................................................................          164,262
  Printing ...........................................................................            9,420
  Auditing fees ......................................................................           14,750
  Legal fees .........................................................................              485
  Miscellaneous ......................................................................           25,718
                                                                                         --------------
   Total expenses ....................................................................   $    2,766,733
  Fees paid indirectly ...............................................................          (60,875)
                                                                                         --------------
   Net expenses ......................................................................   $    2,705,858
                                                                                         --------------
    Net investment income (loss) .....................................................   $     (129,865)
                                                                                         --------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $  149,536,955
  Foreign currency transactions ......................................................           33,751
                                                                                         --------------
   Net realized gain on investments and foreign currency transactions ................   $  149,570,706
                                                                                         --------------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $ (204,085,692)
  Translation of assets and liabilities in foreign currencies ........................          (16,614)
                                                                                         --------------
   Net unrealized loss on investments and foreign currency translation ...............   $ (204,102,306)
                                                                                         --------------
    Net realized and unrealized gain (loss) on investments and foreign currency ......   $  (54,531,600)
                                                                                         --------------
     Increase (decrease) in net asset from operations ................................   $  (54,661,465)
                                                                                         ==============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2000 -- continued



                                                                                      Massachusetts
                                                                                        Investors
                                                                                          Trust
Net investment income (loss):                                                            Series
Income --                                                                          ------------------
  Interest .......................................................................   $    2,254,956
  Dividends ......................................................................       12,078,585
  Foreign taxes withheld .........................................................         (164,510)
                                                                                     --------------
   Total investment income .......................................................   $   14,169,031
                                                                                     --------------
 Expenses --
  Management fee .................................................................   $    5,947,099
  Trustees' compensation .........................................................           21,839
  Administrative fee .............................................................          165,958
  Custodian fee ..................................................................          247,865
  Printing .......................................................................           32,624
  Auditing fees ..................................................................           14,500
  Legal fees .....................................................................              988
  Miscellaneous ..................................................................           25,502
                                                                                     --------------
   Total expenses ................................................................   $    6,456,375
  Fees paid indirectly ...........................................................         (104,560)
                                                                                     --------------
   Net expenses ..................................................................   $    6,351,815
                                                                                     --------------
    Net investment income ........................................................   $    7,817,216
                                                                                     --------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ........................................................   $  127,818,731
  Foreign currency transactions ..................................................         (150,379)
                                                                                     --------------
   Net realized gain on investments and foreign currency transactions ............   $  127,668,352
                                                                                     --------------
 Change in unrealized appreciation (depreciation) --
  Investments ....................................................................   $ (121,869,380)
  Translation of assets and liabilities in foreign currencies ....................            3,969
                                                                                     --------------
   Net unrealized loss on investments and foreign currency translation ...........   $ (121,865,411)
                                                                                     --------------
    Net realized and unrealized gain (loss) on investments and foreign currency ..   $    5,802,941
                                                                                     --------------
     Increase in net assets from operations ......................................   $   13,620,157
                                                                                     ==============


                                                                                                          Total
                                                                                       Research           Return
Net investment income (loss):                                                           Series            Series
Income --                                                                          ---------------- -----------------
  Interest .......................................................................  $     766,231     $  27,613,036
  Dividends ......................................................................      4,266,998        10,637,192
  Foreign taxes withheld .........................................................        (90,039)         (162,447)
                                                                                    -------------     -------------
   Total investment income .......................................................  $   4,943,190     $  38,087,781
                                                                                    -------------     -------------
 Expenses --
  Management fee .................................................................  $   4,391,960     $   5,700,279
  Trustees' compensation .........................................................         12,168            18,366
  Administrative fee .............................................................        101,604           136,612
  Custodian fee ..................................................................        185,311           209,336
  Printing .......................................................................         17,164            27,077
  Auditing fees ..................................................................         14,650            19,950
  Legal fees .....................................................................            936             1,279
  Miscellaneous ..................................................................         12,651            28,052
                                                                                    -------------     -------------
   Total expenses ................................................................  $   4,736,444     $   6,140,951
  Fees paid indirectly ...........................................................        (31,963)          (40,757)
                                                                                    -------------     -------------
   Net expenses ..................................................................  $   4,704,481     $   6,100,194
                                                                                    -------------     -------------
    Net investment income ........................................................  $     238,709     $  31,987,587
                                                                                    -------------     -------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ........................................................  $ 161,602,324     $  28,738,973
  Foreign currency transactions ..................................................        (54,133)           12,936
                                                                                    -------------     -------------
   Net realized gain on investments and foreign currency transactions ............  $ 161,548,191     $  28,751,909
                                                                                    -------------     -------------
 Change in unrealized appreciation (depreciation) --
  Investments ....................................................................  $ (80,216,668)    $ (17,838,833)
  Translation of assets and liabilities in foreign currencies ....................          7,037            16,479
                                                                                    -------------     -------------
   Net unrealized loss on investments and foreign currency translation ...........  $ (80,209,631)    $ (17,822,354)
                                                                                    -------------     -------------
    Net realized and unrealized gain (loss) on investments and foreign currency ..  $  81,338,560     $  10,929,555
                                                                                    -------------     -------------
     Increase in net assets from operations ......................................  $  81,577,269     $  42,917,142
                                                                                    =============     =============


                                                                                       Utilities
Net investment income (loss):                                                            Series
Income --                                                                          -----------------
  Interest .......................................................................   $   2,251,176
  Dividends ......................................................................      14,752,998
  Foreign taxes withheld .........................................................         (62,182)
                                                                                     -------------
   Total investment income .......................................................   $  16,941,992
                                                                                     -------------
 Expenses --
  Management fee .................................................................   $   1,712,223
  Trustees' compensation .........................................................           3,981
  Administrative fee .............................................................          38,635
  Custodian fee ..................................................................         115,717
  Printing .......................................................................           7,291
  Auditing fees ..................................................................          13,750
  Legal fees .....................................................................           1,185
  Miscellaneous ..................................................................          10,376
                                                                                     -------------
   Total expenses ................................................................   $   1,903,158
  Fees paid indirectly ...........................................................          (9,368)
                                                                                     -------------
   Net expenses ..................................................................   $   1,893,790
                                                                                     -------------
    Net investment income ........................................................   $  15,048,202
                                                                                     -------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ........................................................   $  42,214,311
  Foreign currency transactions ..................................................         (16,759)
                                                                                     -------------
   Net realized gain on investments and foreign currency transactions ............   $  42,197,552
                                                                                     -------------
 Change in unrealized appreciation (depreciation) --
  Investments ....................................................................   $ (42,439,551)
  Translation of assets and liabilities in foreign currencies ....................           1,539
                                                                                     -------------
   Net unrealized loss on investments and foreign currency translation ...........   $ (42,438,012)
                                                                                     -------------
    Net realized and unrealized gain (loss) on investments and foreign currency ..   $    (240,460)
                                                                                     -------------
     Increase in net assets from operations ......................................   $  14,807,742
                                                                                     =============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets (Unaudited) -- Six Months Ended June 30,
2000

                                                                                                Capital
                                                                                              Appreciation
Increase (decrease) in net assets:                                                               Series
From operations --                                                                         -----------------
 Net investment income (loss) ............................................................   $    4,890,204
 Net realized gain on investments and foreign currency transactions ......................      478,906,766
 Net unrealized loss on investments and foreign currency translation .....................     (355,361,552)
                                                                                             --------------
  Increase (decrease) in net assets from operations ......................................   $  128,435,418
                                                                                             --------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $           --
 From net realized gain on investments and foreign currency transactions .................     (265,909,302)
                                                                                            ---------------
  Total distributions declared to shareholders ...........................................   $ (265,909,302)
                                                                                            ---------------
Net increase in net assets from series share transactions ................................   $  196,060,273
                                                                                            ---------------
  Total increase (decrease) in net assets ................................................   $   58,586,389
Net assets --
 At beginning of period ..................................................................    2,121,574,514
                                                                                            ---------------
 At end of period ........................................................................   $2,180,160,903
                                                                                            ===============
Accumulated undistributed net investment income (loss) included in net assets at end of
  period .................................................................................  $     4,890,204
                                                                                            ===============


                                                                                                Emerging           Global
                                                                                                 Growth            Growth
Increase (decrease) in net assets:                                                               Series            Series
From operations --                                                                         ------------------ ----------------
 Net investment income (loss) ............................................................   $   (1,299,186)   $   2,976,057
 Net realized gain on investments and foreign currency transactions ......................      246,330,533       80,933,597
 Net unrealized loss on investments and foreign currency translation .....................     (272,252,206)     (88,285,805)
                                                                                             --------------    -------------
  Increase (decrease) in net assets from operations ......................................   $  (27,220,859)   $  (4,376,151)
                                                                                             --------------    -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $           --    $    (192,135)
 From net realized gain on investments and foreign currency transactions .................     (144,089,835)     (68,467,541)
                                                                                           ----------------    -------------
  Total distributions declared to shareholders ...........................................   $ (144,089,835)   $ (68,659,676)
                                                                                           ----------------    -------------
Net increase in net assets from series share transactions ................................   $  297,736,609    $  89,771,959
                                                                                           ----------------    -------------
  Total increase (decrease) in net assets ................................................   $  126,425,915    $  16,736,132
Net assets --
 At beginning of period ..................................................................    1,444,209,667      451,752,898
                                                                                           ----------------    -------------
 At end of period ........................................................................   $1,570,635,582    $ 468,489,030
                                                                                           ================    =============
Accumulated undistributed net investment income (loss) included in net assets at end of
  period ................................................................................   $   (1,299,186)    $   3,085,553
                                                                                            ===============    =============


                                                                                                Managed
                                                                                                Sectors
Increase (decrease) in net assets:                                                               Series
From operations --                                                                         -----------------
 Net investment income (loss) ............................................................  $     (129,865)
 Net realized gain on investments and foreign currency transactions ......................     149,570,706
 Net unrealized loss on investments and foreign currency translation .....................    (204,102,306)
                                                                                            --------------
  Increase (decrease) in net assets from operations ......................................  $  (54,661,465)
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $          --
 From net realized gain on investments and foreign currency transactions .................    (125,717,601)
                                                                                           ---------------
  Total distributions declared to shareholders ...........................................  $ (125,717,601)
                                                                                           ---------------
Net increase in net assets from series share transactions ................................  $  164,736,436
                                                                                           ---------------
  Total increase (decrease) in net assets ................................................  $  (15,642,630)
Net assets --
 At beginning of period ..................................................................     685,807,559
                                                                                           ---------------
 At end of period ........................................................................  $  670,164,929
                                                                                           ===============
Accumulated undistributed net investment income (loss) included in net assets at end of
  period ................................................................................   $     (129,865)
                                                                                            ===============




                                                                                             Massachusetts
                                                                                               Investors
Increase (decrease) in net assets:                                                            Trust Series
From operations --                                                                         -----------------
 Net investment income ...................................................................  $    7,817,216
 Net realized gain on investments and foreign currency transactions ......................     127,668,352
 Net unrealized loss on investments and foreign currency translation .....................    (121,865,411)
                                                                                            --------------
  Increase in net assets from operations .................................................  $   13,620,157
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (16,232,770)
 From net realized gain on investments and foreign currency transactions .................    (145,331,882)
                                                                                            --------------
  Total distributions declared to shareholders ...........................................  $ (161,564,652)
                                                                                            --------------
Net increase (decrease) in net assets from series share transactions .....................  $  120,417,811
                                                                                            --------------
   Total increase (decrease) in net assets ...............................................  $  (27,526,684)
Net assets --
 At beginning of period ..................................................................   2,235,783,177
                                                                                            --------------
 At end of period ........................................................................  $2,208,256,493
                                                                                            ==============
Accumulated undistributed net investment income included in net assets at end of period ..  $    7,816,424
                                                                                            ==============

                                                                                                                     Total
                                                                                                Research            Return
Increase (decrease) in net assets:                                                               Series             Series
From operations --                                                                         ------------------ ------------------
 Net investment income ...................................................................   $      238,709     $   31,987,587
 Net realized gain on investments and foreign currency transactions ......................      161,548,191         28,751,909
 Net unrealized loss on investments and foreign currency translation .....................      (80,209,631)       (17,822,354)
                                                                                             --------------     --------------
  Increase in net assets from operations .................................................   $   81,577,269     $   42,917,142
                                                                                             --------------     --------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $   (1,217,253)    $  (63,884,528)
 From net realized gain on investments and foreign currency transactions .................     (132,063,019)      (109,493,705)
                                                                                             --------------     --------------
  Total distributions declared to shareholders ...........................................   $ (133,280,272)    $ (173,378,233)
                                                                                             --------------     --------------
Net increase (decrease) in net assets from series share transactions .....................   $  118,911,069     $  (53,815,022)
                                                                                             --------------     --------------
   Total increase (decrease) in net assets ...............................................   $   67,208,066     $ (184,276,113)
Net assets --
 At beginning of period ..................................................................    1,245,430,742      1,879,945,574
                                                                                             --------------     --------------
 At end of period ........................................................................   $1,312,638,808     $1,695,669,461
                                                                                             ==============     ==============
Accumulated undistributed net investment income included in net assets at end of period ..   $      254,856     $   32,250,593
                                                                                             ==============     ==============


                                                                                               Utilities
Increase (decrease) in net assets:                                                              Series
From operations --                                                                         ----------------
 Net investment income ...................................................................  $  15,048,202
 Net realized gain on investments and foreign currency transactions ......................     42,197,552
 Net unrealized loss on investments and foreign currency translation .....................    (42,438,012)
                                                                                            -------------
  Increase in net assets from operations .................................................  $  14,807,742
                                                                                            -------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (5,735,130)
 From net realized gain on investments and foreign currency transactions .................    (42,384,961)
                                                                                            -------------
  Total distributions declared to shareholders ...........................................  $ (48,120,091)
                                                                                            -------------
Net increase (decrease) in net assets from series share transactions .....................  $ 133,345,987
                                                                                            -------------
   Total increase (decrease) in net assets ...............................................  $ 100,033,638
Net assets --
 At beginning of period ..................................................................    408,900,872
                                                                                            -------------
 At end of period ........................................................................  $ 508,934,510
                                                                                            =============
Accumulated undistributed net investment income included in net assets at end of period ..  $  15,117,176
                                                                                            =============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999 -- continued

                                                                                                 Capital
                                                                                              Appreciation
Increase (decrease) in net assets:                                                               Series
From operations --                                                                         ------------------
 Net investment income (loss) ............................................................   $   (2,542,532)
 Net realized gain on investments and foreign currency transactions ......................      267,994,055
 Net unrealized gain on investments and foreign currency translation .....................      262,957,456
                                                                                             --------------
  Increase in net assets from operations .................................................   $  528,408,979
                                                                                             --------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $          --
 From net realized gain on investments and foreign currency transactions .................     (191,013,349)
                                                                                           ----------------
  Total distributions declared to shareholders ...........................................   $ (191,013,349)
                                                                                           ----------------
Net increase in net assets from series share transactions ................................   $   59,023,917
                                                                                           ----------------
   Total increase in net assets ..........................................................   $  396,419,547
Net assets --
 At beginning of period ..................................................................    1,725,154,967
                                                                                           ----------------
 At end of period ........................................................................   $2,121,574,514
                                                                                           ================
Accumulated undistributed net investment income included in net assets at end of period ..   $           --
                                                                                           ================


                                                                                                Emerging            Global
                                                                                                 Growth             Growth
Increase (decrease) in net assets:                                                               Series             Series
From operations --                                                                         ------------------ -----------------
 Net investment income (loss) ............................................................  $   (1,502,051)     $     487,756
 Net realized gain on investments and foreign currency transactions ......................     144,862,843         67,907,607
 Net unrealized gain on investments and foreign currency translation .....................     467,335,259        112,145,288
                                                                                            --------------      -------------
  Increase in net assets from operations .................................................  $  610,696,051      $ 180,540,651
                                                                                            --------------      -------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $           --      $    (603,473)
 From net realized gain on investments and foreign currency transactions .................     (12,679,477)       (10,894,673)
                                                                                           ---------------      -------------
  Total distributions declared to shareholders ...........................................  $  (12,679,477)     $ (11,498,146)
                                                                                           ---------------      -------------
Net increase in net assets from series share transactions ................................  $  109,941,907      $   5,191,416
                                                                                           ---------------      -------------
   Total increase in net assets ..........................................................  $  707,958,481      $ 174,233,921
Net assets --
 At beginning of period ..................................................................     736,251,186        277,518,977
                                                                                           ---------------      -------------
 At end of period ........................................................................  $1,444,209,667      $ 451,752,898
                                                                                           ===============      =============
Accumulated undistributed net investment income included in net assets at end of period ..  $           --      $     301,631
                                                                                           ===============      =============


                                                                                               Managed
                                                                                               Sectors
Increase (decrease) in net assets:                                                             Series
From operations --                                                                         --------------
 Net investment income (loss) ............................................................  $    192,323
 Net realized gain on investments and foreign currency transactions ......................   123,065,073
 Net unrealized gain on investments and foreign currency translation .....................   185,565,400
                                                                                            ------------
  Increase in net assets from operations .................................................  $308,822,796
                                                                                            ------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $         --
 From net realized gain on investments and foreign currency transactions .................            --
                                                                                           -------------
  Total distributions declared to shareholders ...........................................  $         --
                                                                                           -------------
Net increase in net assets from series share transactions ................................  $ 12,193,687
                                                                                           -------------
   Total increase in net assets ..........................................................  $321,016,483
Net assets --
 At beginning of period ..................................................................   364,791,076
                                                                                           -------------
 At end of period ........................................................................  $685,807,559
                                                                                           =============
Accumulated undistributed net investment income included in net assets at end of period ..  $         --
                                                                                           =============


                                                                                              Massachusetts
                                                                                               Investors
Increase (decrease) in net assets:                                                            Trust Series
From operations --                                                                         -----------------
 Net investment income ...................................................................  $   16,394,338
 Net realized gain on investments and foreign currency transactions ......................     144,613,393
 Net unrealized gain (loss) on investments and foreign currency translation ..............     (14,562,920)
                                                                                            --------------
  Increase in net assets from operations .................................................  $  146,444,811
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (14,424,836)
 From net realized gain on investments and foreign currency transactions .................    (138,450,704)
                                                                                            --------------
  Total distributions declared to shareholders ...........................................  $ (152,875,540)
                                                                                            --------------
Net increase in net assets from series share transactions ................................  $  389,485,805
                                                                                            --------------
   Total increase (decrease) in net assets ...............................................  $  383,055,076
Net assets --
 At beginning of period ..................................................................   1,852,728,101
                                                                                            --------------
 At end of period ........................................................................  $2,235,783,177
                                                                                            ==============
Accumulated undistributed net investment income included in net assets at end of period ..  $   16,231,978
                                                                                            ==============


                                                                                                                   Total
                                                                                                Research           Return
Increase (decrease) in net assets:                                                               Series            Series
From operations --                                                                         ----------------- -----------------
 Net investment income ...................................................................  $    1,498,179    $   64,150,578
 Net realized gain on investments and foreign currency transactions ......................     132,770,708       107,700,203
 Net unrealized gain (loss) on investments and foreign currency translation ..............     107,888,193      (117,839,037)
                                                                                            --------------    --------------
  Increase in net assets from operations .................................................  $  242,157,080    $   54,011,744
                                                                                            --------------    --------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $   (3,057,687)   $  (64,269,845)
 From net realized gain on investments and foreign currency transactions .................     (32,300,619)     (223,361,985)
                                                                                            --------------    --------------
  Total distributions declared to shareholders ...........................................  $  (35,358,306)   $ (287,631,830)
                                                                                            --------------    --------------
Net increase in net assets from series share transactions ................................  $   50,351,817    $  171,454,987
                                                                                            --------------    --------------
   Total increase (decrease) in net assets ...............................................  $  257,150,591    $  (62,165,099)
Net assets --
 At beginning of period ..................................................................     988,280,151     1,942,110,673
                                                                                            --------------    --------------
 At end of period ........................................................................  $1,245,430,742    $1,879,945,574
                                                                                            ==============    ==============
Accumulated undistributed net investment income included in net assets at end of period ..  $    1,233,400    $   64,147,534
                                                                                            ==============    ==============


                                                                                               Utilities
Increase (decrease) in net assets:                                                              Series
From operations --                                                                         ----------------
 Net investment income ...................................................................  $   5,841,436
 Net realized gain on investments and foreign currency transactions ......................     42,325,203
 Net unrealized gain (loss) on investments and foreign currency translation ..............     41,743,856
                                                                                            -------------
  Increase in net assets from operations .................................................  $  89,910,495
                                                                                            -------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (4,367,404)
 From net realized gain on investments and foreign currency transactions .................    (26,554,259)
                                                                                            -------------
  Total distributions declared to shareholders ...........................................  $ (30,921,663)
                                                                                            -------------
Net increase in net assets from series share transactions ................................  $ 123,620,168
                                                                                            -------------
   Total increase (decrease) in net assets ...............................................  $ 182,609,000
Net assets --
 At beginning of period ..................................................................    226,291,872
                                                                                            -------------
 At end of period ........................................................................  $ 408,900,872
                                                                                            =============
Accumulated undistributed net investment income included in net assets at end of period ..  $   5,804,105
                                                                                            =============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights


                                                                              Capital Appreciation Series
                                                                          -----------------------------------
                                                                              Six Months
                                                                                 Ended          Year Ended
                                                                             June 30, 2000     December 31,
                                                                              (Unaudited)         1999
Per share data (for a share outstanding throughout each period):          ------------------ ----------------
Net asset value -- beginning of period ..................................    $  54.1158         $  45.9348
                                                                             ----------        -----------
Income (loss) from investment operations# --
 Net investment income (loss) ...........................................    $   0.1222         $  (0.0659)
 Net realized and unrealized gain on investments and foreign currency ...        2.5716            13.5257
                                                                             ----------         ----------
   Total from investment operations .....................................    $   2.6938         $  13.4598
                                                                             ----------         ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $       --         $       --
 From net realized gain on investments and foreign currency transactions        (6.9624)           (5.3788)
                                                                             ----------         ----------
   Total distributions declared to shareholders .........................    $  (6.9624)        $  (5.2788)
                                                                             ----------         ----------
Net asset value -- end of period ........................................    $  49.8472         $  54.1158
                                                                             ==========         ==========
Total return++ ..........................................................          6.28%++           32.64%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................          0.76%+             0.76%
 Net investment income (loss) ...........................................          0.46%+            (0.15)%
Portfolio turnover ......................................................            71%                89%
Net assets at end of period (000 Omitted) ...............................    $2,180,161         $2,121,575



                                                                                      Capital Appreciation Series
                                                                          ---------------------------------------------------
                                                                                        Year Ended December 31,
                                                                          ---------------------------------------------------
                                                                                1998             1997             1996
Per share data (for a share outstanding throughout each period):          ---------------- ---------------- ----------------
Net asset value -- beginning of period ..................................    $  40.1392       $  35.8316       $  31.9878
                                                                             ----------       ----------       ----------
Income (loss) from investment operations# --
 Net investment income (loss) ...........................................    $  (0.0962)      $  (0.0405)      $  (0.0200)
 Net realized and unrealized gain on investments and foreign currency ...       11.0414           7.8691           6.7422
                                                                             ----------       ----------       ----------
   Total from investment operations .....................................    $  10.9452       $   7.8286       $   6.7222
                                                                             ----------       ----------       ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $       --       $       --       $  (0.0322)
 From net realized gain on investments and foreign currency transactions        (5.1496)         (3.5210)         (2.8462)
                                                                             ----------      -----------       ----------
   Total distributions declared to shareholders .........................    $  (5.1496)      $  (3.5210)      $  (2.8784)
                                                                             ----------      -----------       ----------
Net asset value -- end of period ........................................    $  45.9348       $  40.1392       $  35.8316
                                                                             ==========      ===========       ==========
Total return++ ..........................................................         28.70%           23.14%           21.48%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................          0.77%            0.78%            0.80%
 Net investment income (loss) ...........................................         (0.23)%          (0.10)%          (0.05)%
Portfolio turnover ......................................................            79%              68%              67%
Net assets at end of period (000 Omitted) ...............................    $1,725,155       $1,326,240       $1,061,631


                                                                             Capital
                                                                           Appreciation
                                                                              Series
                                                                          -------------
                                                                           Year Ended
                                                                           December 31,
                                                                          -------------
                                                                               1995
Per share data (for a share outstanding throughout each period):          -------------
Net asset value -- beginning of period ..................................   $24.4076
                                                                            ---------
Income (loss) from investment operations# --
 Net investment income (loss) ...........................................   $ 0.0933
 Net realized and unrealized gain on investments and foreign currency ...     8.1619
                                                                            ---------
   Total from investment operations .....................................   $ 8.2552
                                                                            ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $(0.0568)
 From net realized gain on investments and foreign currency transactions     (0.6182)
                                                                            ---------
   Total distributions declared to shareholders .........................   $(0.6750)
                                                                            ---------
Net asset value -- end of period ........................................   $31.9878
                                                                            =========
Total return++ ..........................................................      34.46%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................       0.83%
 Net investment income (loss) ...........................................       0.32%
Portfolio turnover ......................................................         89%
Net assets at end of period (000 Omitted) ...............................   $797,102


                                                                                Emerging Growth
                                                                                     Series
                                                                              --------------------
                                                                                   Six Months
                                                                                 Ended June 30,
                                                                                      2000
                                                                                   (Unaudited)
Per share data (for a share outstanding throughout each period):              --------------------
Net asset value -- beginning of period ......................................     $  40.2772
                                                                                  -----------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ..........................................     $  (0.0333)
 Net realized and unrealized gain (loss) on investments and foreign currency         (0.8811)
                                                                                  -----------
   Total from investment operations .........................................     $  (0.9144)
                                                                                  -----------
Less distributions declared to shareholders --
 From net investment income .................................................     $       --
 From net realized gain on investments and foreign currency transactions ....       ( 3.7288)
                                                                                  -------------
   Total distributions declared to shareholders .............................     $  (3.7288)
                                                                                  -------------
Net asset value -- end of period ............................................     $  35.6340
                                                                                  =============
Total return++ ..............................................................          (1.66)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................           0.75%+
 Net investment income (loss) ...............................................          (0.17)%+
Portfolio turnover ..........................................................            101%
Net assets at end of period (000 Omitted) ...................................     $1,570,636


                                                                                            Emerging Growth Series
                                                                              ---------------------------------------------------
                                                                                           Year Ended December 31,
                                                                              --------------------------------------------------
                                                                                    1999             1998             1997
Per share data (for a share outstanding throughout each period):              ---------------- ---------------- ----------------
Net asset value -- beginning of period ......................................    $  23.2757        $18.0032         $14.8305
                                                                                 ----------        ----------       ---------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ..........................................    $  (0.0448)       $(0.0530)        $(0.0551)
 Net realized and unrealized gain (loss) on investments and foreign currency        17.4370          6.0356           3.2968
                                                                                 ----------        ----------       ---------
   Total from investment operations .........................................    $  17.3922        $ 5.9826         $ 3.2417
                                                                                 ----------        ----------       ---------
Less distributions declared to shareholders --
 From net investment income .................................................    $       --        $     --         $(0.0098)
 From net realized gain on investments and foreign currency transactions ....       (0.3907)        (0.7101)         (0.0592)
                                                                                 -----------      -----------       ---------
   Total distributions declared to shareholders .............................    $  (0.3907)       $(0.7101)        $(0.0690)
                                                                                 -----------      -----------       ---------
Net asset value -- end of period ............................................    $  40.2772        $23.2757         $18.0032
                                                                                 ===========       ==========       =========
Total return++ ..............................................................         75.81%          33.88%           21.93%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................          0.75%           0.78%            0.81%
 Net investment income (loss) ...............................................         (0.17)%         (0.27)%          (0.33)%
Portfolio turnover ..........................................................           166%             80%             109%
Net assets at end of period (000 Omitted) ...................................    $1,444,210        $736,251         $457,351


                                                                                   Emerging Growth Series
                                                                              --------------------------------
                                                                               Year Ended      Period Ended
                                                                               December 31,     December 31,
                                                                              -------------
                                                                                   1996            1995*
Per share data (for a share outstanding throughout each period):              ------------- ------------------
Net asset value -- beginning of period ......................................   $12.6867       $   10.0000
                                                                                ---------      -----------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ..........................................   $ 0.0175       $    0.0788
 Net realized and unrealized gain (loss) on investments and foreign currency      2.1506            2.6079
                                                                                ---------      -----------
   Total from investment operations .........................................   $ 2.1681       $    2.6867
                                                                                ---------      -----------
Less distributions declared to shareholders --
 From net investment income .................................................   $(0.0243)      $        --
 From net realized gain on investments and foreign currency transactions ....         --                --
                                                                                ---------      --------------
   Total distributions declared to shareholders .............................   $(0.0243)      $        --
                                                                                ---------      --------------
Net asset value -- end of period ............................................   $14.8305       $   12.6867
                                                                                =========      ==============
Total return++ ..............................................................      17.15%            26.80%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................       0.70%             0.24%+
 Net investment income (loss) ...............................................       0.12%             1.13%+
Portfolio turnover ..........................................................         88%               28%
Net assets at end of period (000 Omitted) ...................................   $250,826       $    67,255


[sec] The investment adviser voluntarily waived all or a portion of its fee for the Emerging Growth Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss) ..........................................................      $(0.0406)        $0.0265
      Ratios (to average net assets):
        Expenses## ...........................................................................         0.84%           1.00%+
        Net investment income (loss) .........................................................        (0.02)%          0.38%+

 * For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                     Global Growth Series
                                                                              ----------------------------------
                                                                                   Six Months        Year Ended
                                                                                      Ended         December 31,
                                                                                  June 30, 2000    -------------
                                                                                   (Unaudited)          1999
Per share data (for a share outstanding throughout each period):              -------------------- -------------
Net asset value -- beginning of period ......................................     $  25.1623         $ 15.6555
                                                                                  ----------         ---------
Income (loss) from investment operations# --
 Net investment income ......................................................     $   0.1525         $  0.0277
 Net realized and unrealized gain (loss) on investments and foreign currency         (0.5459)          10.1515
                                                                                  ----------         ---------
   Total from investment operations .........................................     $  (0.3934)        $ 10.1792
                                                                                  ----------         ---------
Less distributions declared to shareholders --
 From net investment income .................................................     $  (0.0103)        $ (0.0353)
 From net realized gain on investments and foreign currency transactions ....        (3.6597)          (0.6371)
                                                                                  ----------         ---------
   Total distributions declared to shareholders .............................     $  (3.6700)        $ (0.6724)
                                                                                  ----------         ---------
Net asset value -- end of period ............................................     $  21.0989         $ 25.1623
                                                                                  ==========         =========
Total return++ ..............................................................          (0.78)%++         67.25%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................           1.04%+            1.01%
 Net investment income ......................................................           1.28%+            0.16%
Portfolio turnover ..........................................................             88%              163%
Net assets at end of period (000 Omitted) ...................................     $  468,489         $ 451,753


                                                                                         Global Growth Series
                                                                              ------------------------------------------
                                                                                       Year Ended December 31,
                                                                              ------------------------------------------
                                                                                   1998          1997          1996
Per share data (for a share outstanding throughout each period):              ------------- ------------- -------------
Net asset value -- beginning of period ......................................   $ 14.6844     $ 13.0338     $ 12.3464
                                                                                ---------     ---------     ---------
Income (loss) from investment operations# --
 Net investment income ......................................................   $  0.0466     $  0.0446     $  0.0232
 Net realized and unrealized gain (loss) on investments and foreign currency       2.0973        1.9245        1.5878
                                                                                ---------     ---------     ---------
   Total from investment operations .........................................   $  2.1439     $  1.9691     $  1.6110
                                                                                ---------     ---------     ---------
Less distributions declared to shareholders --
 From net investment income .................................................   $ (0.0565)    $ (0.0626)    $ (0.0886)
 From net realized gain on investments and foreign currency transactions ....     (1.1163)      (0.2559)      (0.8350)
                                                                                ---------     ---------     ---------
   Total distributions declared to shareholders .............................   $ (1.1728)    $ (0.3185)    $ (0.9236)
                                                                                ---------     ---------     ---------
Net asset value -- end of period ............................................   $ 15.6555     $ 14.6844     $ 13.0338
                                                                                =========     =========     =========
Total return++ ..............................................................       14.61%        15.32%        13.02%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................        1.01%         1.02%         1.04%
 Net investment income ......................................................        0.31%         0.31%         0.18%
Portfolio turnover ..........................................................          92%          105%           81%
Net assets at end of period (000 Omitted) ...................................   $ 277,519     $ 252,402     $ 203,106


                                                                              Global Growth
                                                                                  Series
                                                                              -------------
                                                                               Year Ended
                                                                               December 31,
                                                                              -------------
                                                                                   1995
Per share data (for a share outstanding throughout each period):              -------------
Net asset value -- beginning of period ......................................   $ 10.9425
                                                                                ---------
Income (loss) from investment operations# --
 Net investment income ......................................................   $  0.0689
 Net realized and unrealized gain (loss) on investments and foreign currency       1.6388
                                                                                ---------
   Total from investment operations .........................................   $  1.7077
                                                                                ---------
Less distributions declared to shareholders --
 From net investment income .................................................   $ (0.1361)
 From net realized gain on investments and foreign currency transactions ....     (0.1677)
                                                                                ---------
   Total distributions declared to shareholders .............................   $ (0.3038)
                                                                                ---------
Net asset value -- end of period ............................................   $ 12.3464
                                                                                =========
Total return++ ..............................................................       16.06%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................        1.07%
 Net investment income ......................................................        0.60%
Portfolio turnover ..........................................................         162%
Net assets at end of period (000 Omitted) ...................................   $ 146,388


                                                                                       Managed Sectors Series
                                                                                 ----------------------------------
                                                                                      Six Months       Year Ended
                                                                                        Ended         December 31,
                                                                                     June 30, 2000    -------------
                                                                                      (Unaudited)          1999
Per share data (for a share outstanding throughout each period):                 -------------------- -------------
Net asset value -- beginning of period .........................................     $  52.4214        $  28.2448
                                                                                     ----------        ----------
Income (loss) from investment operations# --
 Net investment income (loss) ..................................................     $  (0.0090)       $   0.0153
 Net realized and unrealized gain (loss) on investments and foreign currency ...        (4.0057)          24.1613
                                                                                     ----------        ----------
   Total from investment operations ............................................     $  (4.0147)       $  24.1766
                                                                                     ----------        ----------
Less distributions declared to shareholders --
 From net investment income ....................................................     $       --        $       --
 From net realized gain on investments and foreign currency transactions .......        (9.2553)               --
 In excess of net realized gain on investments and foreign currency transactions             --                --
                                                                                     -------------    -----------
   Total distributions declared to shareholders ................................     $  (9.2553)       $       --
                                                                                     -------------    -----------
Net asset value -- end of period ...............................................     $  39.1514        $  52.4214
                                                                                     =============    ===========
Total return++ .................................................................          (7.05)%++         85.62%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................           0.79%+            0.79%
 Net investment income (loss) ..................................................          (0.04)%+           0.05%
Portfolio turnover .............................................................            272%              415%
Net assets at end of period (000 Omitted) ......................................     $  670,165        $  685,808


                                                                                              Managed Sectors Series
                                                                                 ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                 ------------------------------------------------
                                                                                       1998             1997            1996
Per share data (for a share outstanding throughout each period):                 ---------------- ---------------- -------------
Net asset value -- beginning of period .........................................    $ 29.1601        $ 26.2503       $ 25.4468
                                                                                    ---------        ---------       ---------
Income (loss) from investment operations# --
 Net investment income (loss) ..................................................    $ (0.0544)       $ (0.0597)      $  0.0200
 Net realized and unrealized gain (loss) on investments and foreign currency ...      3.7082           6.2302           4.2817
                                                                                    ---------        ---------       ---------
   Total from investment operations ............................................    $  3.6538        $  6.1705       $  4.3017
                                                                                    ---------        ---------       ---------
Less distributions declared to shareholders --
 From net investment income ....................................................    $     --         $ (0.0201)      $ (0.0758)
 From net realized gain on investments and foreign currency transactions .......     (4.5668)          (3.2406)        (3.4224)
 In excess of net realized gain on investments and foreign currency transactions     (0.0023)               --              --
                                                                                    -----------      ---------       ---------
   Total distributions declared to shareholders ................................    $ (4.5691)       $ (3.2607)      $ (3.4982)
                                                                                    -----------      ---------       ---------
Net asset value -- end of period ...............................................    $ 28.2448        $ 29.1601       $ 26.2503
                                                                                    ===========      =========       =========
Total return++ .................................................................        12.25%           25.63%          17.58%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................         0.80%            0.82%           0.82%
 Net investment income (loss) ..................................................        (0.20)%          (0.21)%          0.09%
Portfolio turnover .............................................................         161%             103%             121%
Net assets at end of period (000 Omitted) ......................................    $364,791         $340,627        $ 266,368


                                                                                    Managed
                                                                                    Sectors
                                                                                     Series
                                                                                 -------------
                                                                                  Year Ended
                                                                                  December 31,
                                                                                 -------------
                                                                                      1995
Per share data (for a share outstanding throughout each period):                 -------------
Net asset value -- beginning of period .........................................   $ 19.8823
                                                                                   ---------
Income (loss) from investment operations# --
 Net investment income (loss) ..................................................   $  0.0979
 Net realized and unrealized gain (loss) on investments and foreign currency ...      6.1880
                                                                                   ---------
   Total from investment operations ............................................   $  6.2859
                                                                                   ---------
Less distributions declared to shareholders --
 From net investment income ....................................................   $ (0.0542)
 From net realized gain on investments and foreign currency transactions .......     (0.6672)
 In excess of net realized gain on investments and foreign currency transactions          --
                                                                                   ---------
   Total distributions declared to shareholders ................................   $ (0.7214)
                                                                                   ---------
Net asset value -- end of period ...............................................   $ 25.4468
                                                                                   =========
Total return++ .................................................................       32.29%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................        0.84%
 Net investment income (loss) ..................................................        0.42%
Portfolio turnover .............................................................         113%
Net assets at end of period (000 Omitted) ......................................   $ 194,351

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements. ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                            Massachusetts Investors Trust
                                                                                        Series
                                                                          ----------------------------------
                                                                              Six Months        Year Ended
                                                                                 Ended         December 31,
                                                                             June 30, 2000   ---------------
                                                                              (Unaudited)          1999
Per share data (for a share outstanding throughout each period):          ------------------ ---------------
Net asset value -- beginning of period ..................................    $   37.9486        $ 38.2476
                                                                             -----------        ---------
Income from investment operations# --
 Net investment income ..................................................    $    0.1316        $  0.2993
 Net realized and unrealized gain on investments and foreign currency ...         0.0658           2.3798
                                                                             -----------        ---------
   Total from investment operations .....................................    $    0.1974        $  2.6791
                                                                             -----------        ---------
Less distributions declared to shareholders --
 From net investment income .............................................    $   (0.2823)       $ (0.2810)
 From net realized gain on investments and foreign currency transactions         (2.5274)         (2.6971)
                                                                             -----------        ---------
   Total distributions declared to shareholders .........................    $   (2.8097)       $ (2.9781)
                                                                             -----------        ---------
Net asset value -- end of period ........................................    $   35.3363        $ 37.9486
                                                                             ===========        =========
Total return++ ..........................................................           0.72%++          7.18%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................           0.60%+           0.59%
 Net investment income ..................................................           0.73%+           0.81%
Portfolio turnover ......................................................             46%              70%
Net assets at end of period (000 Omitted) ...............................    $ 2,208,256        $2,235,783


                                                                               Massachusetts Investors Trust Series
                                                                          ----------------------------------------------
                                                                                     Year Ended December 31,
                                                                          ----------------------------------------------
                                                                                1998            1997           1996
Per share data (for a share outstanding throughout each period):          --------------- --------------- -------------
Net asset value -- beginning of period ..................................    $ 33.1489       $ 26.4978      $ 22.0182
                                                                             ---------       ---------      ---------
Income from investment operations# --
 Net investment income ..................................................    $  0.3382       $  0.3714      $  0.4100
 Net realized and unrealized gain on investments and foreign currency ...       7.3482          7.8153         5.0415
                                                                             ---------       ---------      ---------
   Total from investment operations .....................................    $  7.6864       $  8.1867      $  5.4515
                                                                             ---------       ---------      ---------
Less distributions declared to shareholders --
 From net investment income .............................................    $ (0.2646)      $ (0.2854)     $ (0.2936)
 From net realized gain on investments and foreign currency transactions       (2.3231)        (1.2502)       (0.6783)
                                                                             ---------       ---------      ---------
   Total distributions declared to shareholders .........................    $ (2.5877)      $ (1.5356)     $ (0.9719)
                                                                             ---------       ---------      ---------
Net asset value -- end of period ........................................    $ 38.2476       $ 33.1489      $ 26.4978
                                                                             =========       =========      =========
Total return++ ..........................................................        23.85%          31.94%         25.41%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.59%           0.61%          0.61%
 Net investment income ..................................................         0.96%           1.23%          1.71%
Portfolio turnover ......................................................           61%             52%            51%
Net assets at end of period (000 Omitted) ...............................    $1,852,728      $1,158,135     $ 571,008




                                                                          Massachusetts
                                                                            Investors
                                                                              Trust
                                                                             Series
                                                                          -------------
                                                                           Year Ended
                                                                           December 31,
                                                                          -------------
                                                                               1995
Per share data (for a share outstanding throughout each period):          -------------
Net asset value -- beginning of period ..................................   $ 16.4563
                                                                            ---------
Income from investment operations# --
 Net investment income ..................................................   $  0.4318
 Net realized and unrealized gain on investments and foreign currency ...      5.6172
                                                                            ---------
   Total from investment operations .....................................   $  6.0490
                                                                            ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $ (0.3037)
 From net realized gain on investments and foreign currency transactions      (0.1834)
                                                                            ---------
   Total distributions declared to shareholders .........................   $ (0.4871)
                                                                            ---------
Net asset value -- end of period ........................................   $ 22.0182
                                                                            =========
Total return++ ..........................................................       37.41%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................        0.64%
 Net investment income ..................................................        2.25%
Portfolio turnover ......................................................          60%
Net assets at end of period (000 Omitted) ...............................   $ 302,024


                                                                                   Research Series
                                                                          ----------------------------------
                                                                              Six Months        Year Ended
                                                                                 Ended         December 31,
                                                                             June 30, 2000   ---------------
                                                                              (Unaudited)          1999
Per share data (for a share outstanding throughout each period):          ------------------ ---------------
Net asset value -- beginning of period ..................................    $   27.6135        $ 23.0231
                                                                             -----------        ---------
Income from investment operations# --
 Net investment income[sec] .............................................    $    0.0051        $  0.0338
 Net realized and unrealized gain on investments and foreign currency ...         1.6449           5.3711
                                                                             -----------        ---------
   Total from investment operations .....................................    $    1.6500        $  5.4049
                                                                             -----------        ---------
Less distributions declared to shareholders --
 From net investment income .............................................    $   (0.0272)       $ (0.0704)
 From net realized gain on investments and foreign currency transactions         (2.9532)         (0.7441)
                                                                             -----------        ---------
   Total distributions declared to shareholders .........................    $   (2.9804)       $ (0.8145)
                                                                             -----------        ---------
Net asset value -- end of period ........................................    $   26.2831        $ 27.6135
                                                                             ===========        =========
Total return++ ..........................................................           6.57%++         24.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................           0.75%+           0.75%
 Net investment income ..................................................           0.04%+           0.14%
Portfolio turnover ......................................................             56%              94%
Net assets at end of period (000 Omitted) ...............................    $ 1,312,639        $1,245,431


                                                                                              Research Series
                                                                          --------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                          --------------------------------------------------------
                                                                               1998          1997          1996          1995
Per share data (for a share outstanding throughout each period):          ------------- ------------- ------------- --------------
Net asset value -- beginning of period ..................................   $ 19.4313     $ 16.5735     $ 13.5777     $  9.8761
                                                                            ---------     ---------     ---------     ---------
Income from investment operations# --
 Net investment income[sec] .............................................   $  0.0780     $  0.0678     $  0.0797     $  0.1401
 Net realized and unrealized gain on investments and foreign currency ...      4.4449        3.3159        3.1330        3.5651
                                                                            ---------     ---------     ---------     ---------
   Total from investment operations .....................................   $  4.5229     $  3.3837     $  3.2127     $  3.7052
                                                                            ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $ (0.0477)    $ (0.0387)    $ (0.0328)    $ (0.0036)
 From net realized gain on investments and foreign currency transactions      (0.8834)      (0.4872)      (0.1841)           --
                                                                            ---------     ---------     ---------     ---------
   Total distributions declared to shareholders .........................   $ (0.9311)    $ (0.5259)    $ (0.2169)    $ (0.0036)
                                                                            ---------     ---------     ---------     ---------
Net asset value -- end of period ........................................   $ 23.0231     $ 19.4313     $ 16.5735     $ 13.5777
                                                                            =========     =========     =========     =========
Total return++ ..........................................................       23.61%        20.86%        23.76%        37.50%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................        0.76%         0.79%         0.84%         0.58%
 Net investment income ..................................................        0.37%         0.37%         0.52%         1.16%
Portfolio turnover ......................................................          81%           79%           70%           81%
Net assets at end of period (000 Omitted) ...............................   $ 988,280     $ 670,302     $ 325,389     $  71,828

[sec] For the period indicated below, the investment adviser voluntarily waived a portion of its fee for the Research Series. If the waiver had not been in place, the net investment income per share and the ratios would have been:


 Net investment income ..........     $ 0.0954
 Ratios (to average net assets):
  Expenses## ....................         0.95%
  Net investment income .........         0.79%

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and or certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                 Total Return Series
                                                                          ----------------------------------
                                                                              Six Months       Year Ended
                                                                                Ended         December 31,
                                                                             June 30, 2000   ---------------
                                                                              (Unaudited)          1999
Per share data (for a share outstanding throughout each period):          ------------------ ---------------
Net asset value -- beginning of period ..................................    $   18.7593        $ 21.2635
                                                                             -----------        ---------
Income from investment operations# --
 Net investment income ..................................................    $    0.3336        $  0.6521
 Net realized and unrealized gain on investments and foreign currency ...         0.1710           0.0373
                                                                             -----------        ---------
   Total from investment operations .....................................    $    0.5046        $  0.6894
                                                                             -----------        ---------
Less distributions declared to shareholders --
 From net investment income .............................................    $   (0.7098)       $ (0.7136)
 From net realized gain on investments and foreign currency transactions         (1.2166)         (2.4800)
                                                                             -----------        ---------
   Total distributions declared to shareholders .........................    $   (1.9264)       $ (3.1936)
                                                                             -----------        ---------
Net asset value -- end of period ........................................    $   17.3375        $ 18.7593
                                                                             ===========        =========
Total return++ ..........................................................           2.83%++          2.84%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................            0.71%+          0.69%
 Net investment income ..................................................            3.69%+          3.30%
Portfolio turnover ......................................................             43%             113%
Net assets at end of period (000 Omitted) ...............................    $ 1,695,669        $1,879,946


                                                                                        Total Return Series
                                                                          ------------------------------------------------
                                                                                      Year Ended December 31,
                                                                          ------------------------------------------------
                                                                                1998            1997            1996
Per share data (for a share outstanding throughout each period):          --------------- --------------- ---------------
Net asset value -- beginning of period ..................................    $ 21.3173       $  19.4397       $  18.3848
                                                                             ---------       ----------       ----------
Income from investment operations# --
 Net investment income ..................................................    $  0.7305       $   0.7546       $   0.7677
 Net realized and unrealized gain on investments and foreign currency ...       1.6718           3.2409           1.6795
                                                                             ---------       ----------       ----------
   Total from investment operations .....................................    $  2.4023       $   3.9955       $   2.4472
                                                                             ---------       ----------       ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $ (0.6858)      $  (0.7234)      $  (0.7189)
 From net realized gain on investments and foreign currency transactions       (1.7703)         (1.3945)         (0.6734)
                                                                             ---------       ----------       ----------
   Total distributions declared to shareholders .........................    $ (2.4561)      $  (2.1179)      $  (1.3923)
                                                                             ---------       ----------       ----------
Net asset value -- end of period ........................................    $ 21.2635       $  21.3173       $  19.4397
                                                                             =========       ==========       ==========
Total return++ ..........................................................        11.71%           21.98%           14.10%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.70%            0.71%            0.72%
 Net investment income ..................................................         3.47%            3.72%            4.15%
Portfolio turnover ......................................................          116%             113%             134%
Net assets at end of period (000 Omitted) ...............................    $1,942,111      $1,696,108       $1,335,022

                                                                           Total Return
                                                                               Series
                                                                          ---------------
                                                                            Year Ended
                                                                            December 31,
                                                                          ---------------
                                                                                1995
Per share data (for a share outstanding throughout each period):          ---------------
Net asset value -- beginning of period ..................................    $  15.0862
                                                                             ----------
Income from investment operations# --
 Net investment income ..................................................    $   0.7824
 Net realized and unrealized gain on investments and foreign currency ...        3.1527
                                                                             ----------
   Total from investment operations .....................................    $   3.9351
                                                                             ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $  (0.6365)
 From net realized gain on investments and foreign currency transactions             --
                                                                             ----------
   Total distributions declared to shareholders .........................    $  (0.6365)
                                                                             ----------
Net asset value -- end of period ........................................    $  18.3848
                                                                             ==========
Total return++ ..........................................................         26.71%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................          0.76%
 Net investment income ..................................................          4.70%
Portfolio turnover ......................................................           108%
Net assets at end of period (000 Omitted) ...............................    $1,099,887

                                                                                  Utilities Series
                                                                          --------------------------------
                                                                              Six Months       Year Ended
                                                                                 Ended        December 31,
                                                                             June 30, 2000   -------------
                                                                              (Unaudited)         1999
Per share data (for a share outstanding throughout each period):          ------------------ -------------
Net asset value -- beginning of period ..................................    $   19.8406       $ 17.0828
                                                                             -----------       ---------
Income from investment operations# --
 Net investment income[sec] .............................................    $    0.6414       $  0.3452
 Net realized and unrealized gain on investments and foreign currency ...         0.1138          4.5225
                                                                             -----------       ---------
   Total from investment operations .....................................    $    0.7552       $  4.8677
                                                                             -----------       ---------
Less distributions declared to shareholders --
 From net investment income .............................................    $   (0.2448)      $ (0.2980)
 From net realized gain on investments and foreign currency transactions         (1.8093)        (1.8119)
                                                                             -----------       ---------
   Total distributions declared to shareholders .........................    $   (2.0541)      $ (2.1099)
                                                                             -----------       ---------
Net asset value -- end of period ........................................    $   18.5417       $ 19.8406
                                                                             ===========       =========
Total return++ ..........................................................           3.97%++        31.30%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................           0.81%+          0.82%
 Net investment income ..................................................           6.39%+          2.01%
Portfolio turnover ......................................................             62%            139%
Net assets at end of period (000 Omitted) ...............................    $   508,935       $ 408,901




                                                                                              Utilities Series

                                                                          --------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                          --------------------------------------------------------
                                                                               1998          1997          1996          1995
Per share data (for a share outstanding throughout each period):          ------------- ------------- ------------- --------------
Net asset value -- beginning of period ..................................   $ 16.4093     $ 13.9874     $ 12.2598     $  9.5209
                                                                            ---------     ---------     ---------     ---------
Income from investment operations# --
 Net investment income[sec] .............................................   $  0.4394     $  0.4576     $  0.5322     $  0.4918
 Net realized and unrealized gain on investments and foreign currency ...      2.3048        3.6873        1.8548        2.5197
                                                                            ---------     ---------     ---------     ---------
   Total from investment operations .....................................   $  2.7442     $  4.1449     $  2.3870     $  3.0115
                                                                            ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
 From net investment income .............................................   $ (0.3070)    $ (0.4248)    $ (0.3160)    $ (0.2726)
 From net realized gain on investments and foreign currency transactions      (1.7637)      (1.2982)      (0.3434)           --
                                                                            ---------     ---------     ---------     ---------
   Total distributions declared to shareholders .........................   $ (2.0707)    $ (1.7230)    $ (0.6594)    $ (0.2726)
                                                                            ---------     ---------     ---------     ---------
Net asset value -- end of period ........................................   $ 17.0828     $ 16.4093     $ 13.9874     $ 12.2598
                                                                            =========     =========     =========     =========
Total return++ ..........................................................       17.54%        32.71%        20.37%        32.36%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................        0.86%         0.86%         0.88%         0.44%
 Net investment income ..................................................        2.68%         3.15%         4.23%         4.62%
Portfolio turnover ......................................................         148%          144%          131%          119%
Net assets at end of period (000 Omitted) ...............................   $ 226,292     $ 123,008     $  70,680     $  43,134

[sec] The investment adviser voluntarily waived a portion of its fee for the Utilities Series for the period indicated below. If the waiver had not been in place, the net investment income per share and the ratios would have been:


Net investment income .......           $ 0.4375
Ratios (to average net assets):
  Expenses## .................              0.95%
  Net investment income ......              4.12%

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain offset arrangements. ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements (Unaudited)

(1) Business and Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-eight separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Series, Equity Income Series, Global Asset Allocation Series, Global Government Series, Global Growth Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Growth and Income Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Technology Series, Total Return Series*, Utilities Series*, and Zero Coupon Series, 2000 Portfolio. All of these series are diversified except for the Global Asset Allocation Series, Global Government Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series, with the exception of the Capital Appreciation Series and Managed Sectors Series, to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned and the collateral on these loans were as follows:


                                                   Emerging          Global         Massachusetts
                                                    Growth           Growth        Investors Trust
                                                    Series           Series            Series
---------------------------------------------------------------------------------------------------
         Value of securities loaned .........    $30,996,369      $43,881,448        $10,658,260
         Collateralized by:
          U.S. Treasury securities ..........     31,865,900        4,510,181         10,751,457
          Cash ..............................             --       41,672,217                 --


                                                   Research         Utilities
                                                    Series           Series
--------------------------------------------------------------------------------
         Value of Securities Loaned .........    $58,297,796      $42,034,426
         Cash collateral ....................     60,042,345       43,577,167

Cash collateral listed above was invested in the following short-term obligations:


                                                   Global Growth Series           Research Series
                                                --------------------------- ---------------------------
                                                               Identified      Shares/      Amortized
                                                                Cost and      Principal     Cost and
Issuer                                             Shares         Value        Amount         Value
-------------------------------------------------------------------------------------------------------
 Navigator Securities Lending Prime Portfolio . 41,672,217   $41,672,217     60,000,763   $60,000,763
 Salomon Smith, Barney Inc., 6.85%, due 7/3/00                                       --            --
 Salomon Smith, Barney Inc., 7.13%, due 7/3/00                                   41,582        41,582
                                                                                          -----------
 Total amortized cost and value ...............                                           $60,042,345
                                                                                          -----------


                                                      Utilities Series
                                                ----------------------------
                                                   Shares/       Amortized
                                                  Principal      Cost and
Issuer                                              Amount         Value
--------------------------------------------------------------------------------
 Navigator Securities Lending Prime Portfolio .   36,850,253   $36,580,253
 Salomon Smith, Barney Inc., 6.85%, due 7/3/00   $ 3,000,000     3,000,000
 Salomon Smith, Barney Inc., 7.13%, due 7/3/00   $ 3,996,914     3,996,914
                                                               -----------
 Total amortized cost and value ...............                $43,577,167
                                                               -----------

Forward Foreign Currency Exchange Contracts -- Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. During the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statements of Operations.


                                             Capital       Emerging     Global      Managed
                                          Appreciation      Growth      Growth      Sector
                                             Series         Series      Series      Series
---------------------------------------------------------------------------------------------------
  Balance credits ....................      $ 37,618       $20,507      $5,669     $16,109
  Directed brokerage credits .........        90,419        20,229         556      44,766
                                            --------       -------      ------     -------
  Total ..............................      $128,037       $40,736      $6,225     $60,875
                                            --------       -------      ------     -------


                                          Massachusetts
                                            Investors                    Total
                                              Trust        Research      Return      Utilities
                                             Series         Series       Series       Series
---------------------------------------------------------------------------------------------------
  Balance credits ....................      $  3,924       $ 6,657      $37,635       $7,967
  Directed brokerage credits .........       100,636        25,306        3,122        1,401
                                            --------       -------      -------       ------
  Total ..............................      $104,560       $31,963      $40,757       $9,368
                                            --------       -------      -------       ------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates

Investment Adviser -- Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                           Management       Expense
                                                              Fees        Limitations
---------------------------------------------------------------------------------------------------
         Capital Appreciation Series ..................        0.75%*         1.25%
         Emerging Growth Series .......................        0.75%*          N/A
         Global Growth Series .........................        0.90%           N/A
         Managed Sectors Series .......................        0.75%*         1.25%
         Massachusetts Investors Trust Series .........        0.55%          1.25%
         Research Series ..............................        0.75%*          N/A
         Total Return Series ..........................        0.75%*         1.25%
         Utilities Series .............................        0.75%*          N/A

*The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator -- The trust has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series incurs an administrative fee at the following annual percentages of the series' average daily net assets:


         First $2 billion ................       0.0175%
         Next $2.5 billion ...............       0.0130%
         Next $2.5 billion ...............       0.0005%
         In excess of $7 billion .........       0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                            Capital           Emerging          Global          Managed
                                                          Appreciation         Growth           Growth          Sectors
                                                             Series            Series           Series           Series
------------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................  $   16,022,883    $           --    $         --    $    9,258,946
                                                        ==============    ==============    ============    ==============
Investments (non-U.S. government securities) .........  $1,454,690,878    $1,563,255,685    $422,117,600    $1,730,630,213
                                                        ==============    ==============    ============    ==============
Sales
U.S. government securities ...........................  $    5,364,625    $           --    $         --    $   13,505,021
                                                        ==============    ==============    ============    ==============
Investments (non-U.S. government securities) .........  $1,549,171,402    $1,438,034,573    $393,256,192    $1,736,703,222
                                                        ==============    ==============    ============    ==============


                                                           Massachusetts                            Total
                                                          Investors Trust        Research           Return          Utilities
                                                               Series             Series            Series           Series
------------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................      $ 25,589,435      $  3,848,686      $300,337,675      $ 25,561,533
                                                            ============      ============      ============      ============
Investments (non-U.S. government securities) .........      $930,195,227      $690,044,331      $420,309,025      $327,201,952
                                                            ============      ============      ============      ============
Sales
U.S. government securities ...........................      $         --      $    300,120      $314,841,877      $ 19,685,143
                                                            ============      ============      ============      ============
Investments (non-U.S. government securities) .........      $965,095,063      $695,443,865      $616,864,178      $254,251,864
                                                            ============      ============      ============      ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:


                                               Capital             Emerging            Global           Managed
                                             Appreciation           Growth             Growth           Sectors
                                                Series              Series             Series            Series
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $1,745,690,429      $1,145,153,401      $ 387,386,085     $ 618,292,910
                                           ==============      ==============      =============     =============
Gross unrealized appreciation .........    $  521,698,106      $  475,657,532      $ 105,850,804     $  72,051,116
Gross unrealized depreciation .........      (121,602,378)        (46,709,583)       (27,129,580)      (16,310,458)
                                           --------------      --------------      -------------     -------------
 Net unrealized appreciation ..........    $  400,095,728      $  428,947,949      $  78,721,224     $  55,740,658
                                           ==============      ==============      =============     =============


                                            Massachusetts                               Total
                                           Investors Trust         Research             Return           Utilities
                                                Series              Series              Series             Series
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $1,940,229,120      $1,049,229,131      $1,655,317,675      $ 489,549,045
                                           ==============      ==============      ==============      =============
Gross unrealized appreciation .........    $  348,487,128      $  304,413,971      $  119,769,911      $  52,995,173
Gross unrealized depreciation .........       (84,945,380)        (51,030,824)        (84,849,087)       (40,568,097)
                                           --------------      --------------      --------------      -------------
 Net unrealized appreciation ..........    $  263,541,748      $  253,383,147      $   34,920,824      $  12,427,076
                                           ==============      ==============      ==============      =============

(5) Shares of Beneficial Interest

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:


                                                                   Capital Appreciation Series
                                                                ---------------------------------
                                                                        Six Months Ended
                                                                          June 30, 2000
                                                                ---------------------------------
                                                                     Shares           Amount
---------------------------------------------------------------------------------------------------
Shares sold ...................................................     4,080,548    $   217,855,292
Shares issued to shareholders in reinvestment of distributions      5,873,852        265,909,302
Shares reacquired .............................................    (5,421,870)      (287,704,321)
                                                                   ----------    ---------------
 Net increase .................................................     4,532,530    $   196,060,273
                                                                   ==========    ===============

                                                                   Capital Appreciation Series         Emerging Growth Series
                                                                ---------------------------------- -------------------------------
                                                                            Year Ended                    Six Months Ended
                                                                        December 31, 1999                   June 30, 2000
                                                                ---------------------------------- -------------------------------
                                                                     Shares            Amount           Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................      8,024,620    $   358,451,759      6,083,259    $ 237,422,978
Shares issued to shareholders in reinvestment of distributions       4,546,854        191,013,349      4,316,652      144,089,835
Shares reacquired .............................................    (10,923,762)      (490,441,191)    (2,179,718)     (83,776,204)
                                                                   -----------    ---------------     ----------    -------------
 Net increase .................................................      1,647,712    $    59,023,917      8,220,193    $ 297,736,609
                                                                   ===========    ===============     ==========    =============


                                                                     Emerging Growth Series
                                                                ---------------------------------
                                                                           Year Ended
                                                                        December 31, 1999
                                                                ---------------------------------
                                                                     Shares           Amount
                                                                --------------- -----------------
Shares sold ...................................................     9,432,929    $   248,645,971
Shares issued to shareholders in reinvestment of distributions        522,004         12,679,477
Shares reacquired .............................................    (5,729,940)      (151,383,541)
                                                                   ----------    ---------------
 Net increase .................................................     4,224,993    $   109,941,907
                                                                   ==========    ===============


                                                                                      Global Growth Series
                                                                -----------------------------------------------------------------
                                                                        Six Months Ended                    Year Ended
                                                                         June 30, 2000                  December 31, 1999
                                                                -------------------------------- --------------------------------
                                                                     Shares          Amount           Shares          Amount
                                                                --------------- ---------------- --------------- ----------------
Shares sold ...................................................     2,450,132    $   59,115,530      2,284,833    $   41,021,343
Shares issued to shareholders in reinvestment of distributions      3,426,131        68,659,673        704,297        11,548,753
Shares reacquired .............................................    (1,625,424)      (38,003,244)    (2,762,363)      (47,378,680)
                                                                   ----------    --------------     ----------    --------------
 Net increase .................................................     4,250,839    $   89,771,959        226,767    $    5,191,416
                                                                   ==========    ==============     ==========    ==============

                                                                                    Managed Sectors Series
                                                                ---------------------------------------------------------------
                                                                       Six Months Ended                   Year Ended
                                                                         June 30, 2000                 December 31, 1999
                                                                ------------------------------- -------------------------------
                                                                     Shares          Amount          Shares          Amount
                                                                --------------- --------------- --------------- ---------------
Shares sold ...................................................     2,146,637    $ 106,651,913      2,980,721    $ 104,644,010
Shares issued to shareholders in reinvestment of distributions      3,321,469      125,717,601             --               --
Shares reacquired .............................................    (1,430,658)     (67,633,078)    (2,813,473)     (92,450,323)
                                                                   ----------    -------------     ----------    -------------
 Net increase .................................................     4,037,448    $ 164,736,436        167,248    $  12,193,687
                                                                   ==========    =============     ==========    =============


                                                                  Massachusetts Investors Trust
                                                                             Series
                                                                ---------------------------------
                                                                        Six Months Ended
                                                                         June 30, 20000
                                                                ---------------------------------
                                                                     Shares           Amount
                                                                --------------- -----------------
Shares sold ...................................................     4,672,940      $ 169,324,810
Shares issued to shareholders in reinvestment of distributions      4,689,830        161,564,652
Shares reacquired .............................................    (5,786,257)      (210,471,651)
                                                                   ----------      ---------------
Net increase ..................................................     3,576,513      $ 120,417,811
                                                                   ==========      ===============




                                                                  Massachusetts Investors Trust
                                                                              Series                      Research Series
                                                                --------------------------------- --------------------------------
                                                                           Year Ended                     Six Months Ended
                                                                        December 31, 1999                  June 30, 2000
                                                                --------------------------------- --------------------------------
                                                                     Shares           Amount           Shares          Amount
                                                                --------------- ----------------- --------------- ----------------
Shares sold ...................................................    13,463,473     $ 496,916,788      2,234,913     $ 60,606,745
Shares issued to shareholders in reinvestment of distributions      4,121,746       152,875,540      5,348,325      133,280,272
Shares reacquired .............................................    (7,109,457)     (260,306,523)    (2,743,206)     (74,975,948)
                                                                   ----------     ---------------    ----------    -------------
Net increase ..................................................    10,475,762     $ 389,485,805      4,840,032     $118,911,069
                                                                   ==========     ===============    ==========    =============


                                                                         Research Series
                                                                ---------------------------------
                                                                           Year Ended
                                                                        December 31, 1999
                                                                ---------------------------------
                                                                     Shares           Amount
                                                                --------------- -----------------
Shares sold ...................................................     6,272,326    $   148,336,309
Shares issued to shareholders in reinvestment of distributions      1,522,097         35,358,306
Shares reacquired .............................................    (5,617,721)      (133,342,798)
                                                                   ----------    ---------------
Net increase ..................................................     2,176,702    $    50,351,817
                                                                   ==========    ===============


                                                                                Total Return Series
                                                                ---------------------------------------------------
                                                                                                      Year Ended
                                                                         Six Months Ended            December 31,
                                                                          June 30, 20000                 1999
                                                                ---------------------------------- ----------------
                                                                     Shares            Amount           Shares
                                                                ---------------- ----------------- ----------------
Shares sold ...................................................      3,983,434    $  72,143,976       13,008,731
Shares issued to shareholders in reinvestment of distributions      10,127,233      173,378,233       14,903,204
Shares reacquired .............................................    (16,521,068)    (299,337,231)     (19,033,276)
                                                                   -----------    --------------     ------------
Net increase (decrease) .......................................     (2,410,401)   $(53,815,022)        8,878,659
                                                                   ===========    ==============     ============


                                                                  Total Return
                                                                      Series
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 1999
                                                                -----------------
                                                                      Amount
                                                                -----------------
Shares sold ...................................................   $  254,791,634
Shares issued to shareholders in reinvestment of distributions       287,631,830
Shares reacquired .............................................     (370,968,477)
                                                                 ---------------
Net increase (decrease) .......................................   $  171,454,987
                                                                 ===============


                                                                                      Utilities Series
                                                                -------------------------------------------------------------
                                                                      Six Months Ended                  Year Ended
                                                                        June 30, 2000                December 31, 1999
                                                                ----------------------------- -------------------------------
                                                                    Shares         Amount          Shares          Amount
                                                                ------------- --------------- --------------- ---------------
Shares sold ...................................................   5,045,841     $ 102,072,642      7,687,866    $ 130,877,546
Shares issued to shareholders in reinvestment of distributions    2,638,163        48,120,091      1,909,924       30,921,663
Shares reacquired .............................................    (845,220)      (16,846,746)    (2,235,342)     (38,179,041)
                                                                  ---------     -------------     ----------    -------------
Net increase (decrease) .......................................   6,838,784     $ 133,345,987      7,362,448    $ 123,620,168
                                                                  =========     =============     ==========    =============

(6) Line of Credit

Each series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2000, were as follows:


                                                           Commitment
                                                              Fee
                                                          -----------
         Capital Appreciation Series ..................      $7,624
         Emerging Growth Series .......................       5,959
         Global Growth Series .........................       1,813
         Managed Sectors Series .......................       2,517
         Massachusetts Investors Trust Series .........       7,872
         Research Series ..............................       4,579
         Total Return Series ..........................       5,650
         Utilities Series .............................       1,718

Each series had no significant borrowings during the period.

(7) Restricted Securities

Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets. At June 30, 2000, the Total Return Series owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.03% of net assets which may not be publicly sold without registration under the Securities Act of 1933. Each series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.


                                                            Date of          Par
Description                                               Acquisition       Amount         Cost         Value
------------------------------------------------------   -------------   -----------   -----------   -----------
Merrill Lynch Mortgage Investors, Inc., 8.434s, 2022       6/22/94        $514,000      $356,266      $491,031
                                                                                                      ========

                ----------------------------------------------

This MFS[RegTM]/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized
       for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

Samuel Adams, Trustee
Counsel, Kirkpatrick & Lockhart LLP,
Boston, Massachusetts

David D. Horn, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Garth Marston, Trustee Emeritus
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company,
Dallas, Texas

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers
C. James Prieur,# President
Stephen E. Cavan,* Secretary and Clerk
James R. Bordewick, Jr.,* Assistant Secretary
James O. Yost,* Treasurer
Mark E. Bradley,* Assistant Treasurer
Ellen Moynihan,* Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Portfolio Managers*
Jean O. Alessandro
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
Mitchell D. Dynan
Joseph C. Flaherty, Jr.
Geoffrey L. Kurinsky
John D. Laupheimer, Jr.
David R. Mannheim
Paul M. McMahon
Steven E. Nothern
Lisa B. Nurme
Stephen Pesek
Bernard Scozzafava
David Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
Brian E. Stack

+ Independent Trustee
# Sun Life Assurance Company of Canada
* MFS Investment Management[RegTM]

                                                             SUN-3B 08/00 280.6M